                                                  Registration No. 333-31725

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                         POST-EFFECTIVE AMENDMENT NO. 2

                                   TO FORM S-6

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2


                          ----------------------------


                        NATIONWIDE VLI SEPARATE ACCOUNT-4
                              (EXACT NAME OF TRUST)



                          ----------------------------


                        NATIONWIDE LIFE INSURANCE COMPANY
                              ONE NATIONWIDE PLAZA

                              COLUMBUS, OHIO 43215

              (EXACT NAME AND ADDRESS OF DEPOSITOR AND REGISTRANT)


                                 DENNIS W. CLICK

                                    SECRETARY
                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)


                          ----------------------------

This Post-Effective Amendment amends the Registration Statement in respect to the Prospectus and the Financial Statements.

It is proposed that this filing will become effective (check appropriate box).

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485

[X] on May 1, 1998 pursuant to paragraph (b) of Rule 485

[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485


If appropriate check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities being registered: Flexible Premium Variable Universal Life Insurance Policies

Approximate date of proposed offering: Continuously on and after May 1, 1998

[ ] Check box if it is proposed that this filing will become effective on (date) at (time) pursuant to Rule 487.



===============================================================================

                                    1 of 96

                                            CROSS REFERENCE TO ITEMS REQUIRED
                                                      BY FORM N-8B-2
N-8B-2 ITEM                                                                                  CAPTION IN PROSPECTUS
 1...............................................................................Nationwide Life Insurance Company
                                                                                 The Variable Account
 2...............................................................................Nationwide Life Insurance Company
 3...............................................................................Custodian of Assets
 4...............................................................................Distribution of The Policies
 5...............................................................................The Variable Account
 6...............................................................................Not Applicable
 7...............................................................................Not Applicable
 8...............................................................................Not Applicable
 9...............................................................................Legal Proceedings
10...............................................................................Information About The Policies; How
                                                                                 The Cash Value Varies; Right to
                                                                                 Exchange for a Fixed Benefit Policy;
                                                                                 Reinstatement; Other Policy
                                                                                 Provisions
11...............................................................................Investments of The Variable
                                                                                 Account
12...............................................................................The Variable Account
13...............................................................................Policy Charges
                                                                                 Reinstatement
14...............................................................................Underwriting and Issuance -
                                                                                 Premium Payments
                                                                                 Minimum Requirements for
                                                                                 Issuance of a Policy
15...............................................................................Investments of the Variable
                                                                                 Account; Premium Payments
16...............................................................................Underwriting and Issuance -
                                                                                 Allocation of Cash Value
17...............................................................................Surrendering The Policy for Cash
18...............................................................................Reinvestment
19...............................................................................Not Applicable
20...............................................................................Not Applicable
21...............................................................................Policy Loans
22...............................................................................Not Applicable
23...............................................................................Not Applicable
24...............................................................................Not Applicable
25...............................................................................Nationwide Life Insurance Company
26...............................................................................Not Applicable
27...............................................................................Nationwide Life Insurance Company
28...............................................................................Company Management
29...............................................................................Company Management
30...............................................................................Not Applicable
31...............................................................................Not Applicable
32...............................................................................Not Applicable
33...............................................................................Not Applicable
34...............................................................................Not Applicable
35...............................................................................Nationwide Life Insurance Company
36...............................................................................Not Applicable
37...............................................................................Not Applicable
38...............................................................................Distribution of The Policies
39...............................................................................Distribution of The Policies
40...............................................................................Not Applicable
41(a)............................................................................Distribution of The Policies
42...............................................................................Not Applicable
43...............................................................................Not Applicable

                                    2 of 96


N-8B-2 ITEM                                                                       CAPTION IN PROSPECTUS
44................................................................................How The Cash Value Varies
45................................................................................Not Applicable
46................................................................................How The Cash Value Varies
47................................................................................Not Applicable
48................................................................................Custodian of Assets
49................................................................................Not Applicable
50................................................................................Not Applicable
51................................................................................Summary of The Policies;
                                                                                  Information About The Policies
52................................................................................Substitution of Securities
53................................................................................Taxation of The Company
54................................................................................Not Applicable
55................................................................................Not Applicable
56................................................................................Not Applicable
57................................................................................Not Applicable
58................................................................................Not Applicable
59................................................................................Financial Statements



                                    3 of 96

                        NATIONWIDE LIFE INSURANCE COMPANY
                                 P.O. Box 182150
                            Columbus, Ohio 43218-2150
                       (800) 547-7548, TDD (800) 238-3035

           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                   ISSUED BY NATIONWIDE LIFE INSURANCE COMPANY
                  THROUGH ITS NATIONWIDE VLI SEPARATE ACCOUNT-4


The life insurance policies offered by this prospectus are flexible premium variable universal life insurance policies (collectively referred to as the "Policies"). The Policies are designed to provide life insurance coverage and the flexibility to vary the amount and frequency of premium payments. The Policies may also provide a Cash Surrender Value if the Policy is terminated during the lifetime of the Insured. Nationwide Life Insurance Company (the "Company") guarantees to keep the Policy in force during the Guaranteed Policy Continuation Period provided that minimum premium requirements have been met (see "Grace Period and Guaranteed Policy Continuation Provision"). The death benefit and Cash Value of the Policies may vary to reflect the experience of the Nationwide VLI Separate Account-4 (the "Variable Account") or the Fixed Account to which Cash Values are allocated.


The policies described in this prospectus meet the definition of "life insurance" under Section 7702 of the Internal Revenue Code (the "Code").

The Policy Owner may allocate Net Premiums and Cash Value to one or more of the Sub-Accounts of the Variable Account and the Fixed Account. The assets of each Sub-Account will be used to purchase, at Net Asset Value, shares of a designated Underlying Mutual Fund in the following series of the Underlying Mutual Fund options:


                   AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.,
           A MEMBER OF THE AMERICAN CENTURY(SM) FAMILY OF INVESTMENTS
      American Century VP Income & Growth American Century VP International



                            American Century VP Value
                                     DREYFUS
               The Dreyfus Socially Responsible Growth Fund, Inc.
                         Dreyfus Stock Index Fund, Inc.

        Dreyfus Variable Investment Fund - Capital Appreciation Portfolio

                    FIDELITY VARIABLE INSURANCE PRODUCTS FUND

 VIP Equity-Income Portfolio: Service Class VIP Growth Portfolio: Service Class VIP High Income Portfolio: Service Class* VIP Overseas Portfolio: Service Class



                  FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

                   VIP II Contrafund Portfolio: Service Class

                   FIDELITY VARIABLE INSURANCE PRODUCTS FUND III

             VIP III Growth Opportunities Portfolio: Service Class

                                 MORGAN STANLEY

     Morgan Stanley Universal Funds, Inc. - Emerging Markets Debt Portfolio Van Kampen American Capital Life Investment Trust - Morgan Stanley Real Estate
                             Securities Portfolio

                   NATIONWIDE SEPARATE ACCOUNT TRUST ("NSAT")
         Capital Appreciation             Fund Government Bond Fund
                Money Market Fund        Total Return Fund

                            Nationwide Balanced Fund

                          Nationwide Equity Income Fund

                          Nationwide Global Equity Fund

                        Nationwide High Income Bond Fund*

                       Nationwide Multi Sector Bond Fund*

                     Nationwide Select Advisers Mid Cap Fund

                         Nationwide Small Cap Value Fund

                          Nationwide Small Company Fund

                        Nationwide Strategic Growth Fund

                         Nationwide Strategic Value Fund

                  NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST

               AMT Guardian Portfolio    AMT Mid-Cap Growth Portfolio

                             AMT Partners Portfolio

                       OPPENHEIMER VARIABLE ACCOUNT FUNDS

                       Oppenheimer Aggressive Growth Fund

               (formerly "Oppenheimer Capital Appreciation Fund")

           Oppenheimer Growth Fund            Oppenheimer Growth & Income Fund

                        VAN ECK WORLDWIDE INSURANCE TRUST

           Worldwide Emerging Markets Fund Worldwide Hard Assets Fund

                              WARBURG PINCUS TRUST


                Growth & Income Portfolio      International Equity Portfolio

                         Post-Venture Capital Portfolio


* These Underlying Mutual Funds invest in lower quality debt securities commonly referred to as junk bonds.



THE COMPANY GUARANTEES THAT THE DEATH BENEFIT FOR A POLICY WILL NEVER BE LESS THAN THE SPECIFIED AMOUNT STATED ON THE POLICY DATA PAGES AS LONG AS THE POLICY IS IN FORCE. THERE IS NO GUARANTEED CASH SURRENDER VALUE. IF THE CASH SURRENDER VALUE IS INSUFFICIENT TO COVER THE CHARGES UNDER THE POLICY, THE POLICY WILL LAPSE WITHOUT VALUE SUBJECT TO A GRACE PERIOD, UNLESS THE MINIMUM PREMIUM REQUIREMENTS HAVE BEEN MET (SEE "GRACE PERIOD AND GUARANTEED POLICY CONTINUATION PROVISION"). THIS PROSPECTUS GENERALLY DESCRIBES ONLY THAT PORTION OF THE CASH VALUE ALLOCATED TO THE VARIABLE ACCOUNT. FOR A BRIEF SUMMARY OF THE FIXED ACCOUNT, SEE "THE FIXED ACCOUNT OPTION."



THE BENEFITS DESCRIBED IN THIS PROSPECTUS MAY NOT BE AVAILABLE IN EVERY JURISDICTION. PLEASE REFER TO YOUR POLICY FOR SPECIFIC BENEFIT INFORMATION.

INVESTMENTS IN THESE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, AND ARE NOT GUARANTEED OR ENDORSED BY, ANY ADVISER OF THE UNDERLYING MUTUAL FUNDS IDENTIFIED ABOVE, THE U.S. GOVERNMENT, OR ANY BANK OR BANK AFFILIATE. INVESTMENTS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. ANY INVESTMENT IN THE CONTRACT INVOLVES CERTAIN INVESTMENT RISK WHICH MAY INCLUDE THE POSSIBLE LOSS OF PRINCIPAL.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE, www.sec.gov, THAT CONTAINS ANY MATERIAL INCORPORATED BY REFERENCE RELATING TO THIS PROSPECTUS.

INFORMATION ABOUT THIS PRODUCT AND OTHER BEST OF AMERICA PRODUCTS CAN BE OBTAINED ON THE WORLD-WIDE WEB AT www.bestofamerica.com.


THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. A PROSPECTUS FOR THE UNDERLYING MUTUAL FUND OPTION(S) BEING CONSIDERED MUST ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ IN CONJUNCTION HEREWITH.

                   THE DATE OF THIS PROSPECTUS IS MAY 1, 1998.

                                GLOSSARY OF TERMS

ATTAINED AGE- The Insured's age on the Policy Date, plus the number of full years since the Policy Date.

ACCUMULATION UNIT- An accounting unit of measure used to calculate the Cash Value of the Variable Account.

BENEFICIARY- The person to whom the Death Proceeds are paid.

CASH VALUE- The sum of the Policy values in the Variable Account, Fixed Account and any associated value in the Policy Loan Account.

CASH SURRENDER VALUE- The Policy's Cash Value, less any Indebtedness under the Policy, less Surrender Charge.

CODE- The Internal Revenue Code of 1986, as amended.

COMPANY- Nationwide Life Insurance Company.

DEATH PROCEEDS- Amount of money payable to the Beneficiary if the Insured dies while the policy is in force prior to the Maturity Date.

FIXED ACCOUNT- An investment option which is funded by the General Account of the Company.

GENERAL ACCOUNT- All assets of the Company other than those of the Variable Account or in other separate accounts that have been or may be established by the Company.


GUARANTEED POLICY CONTINUATION PERIOD- The guaranteed period during which a policy will continue in force and not lapse, and is the lesser of 30 Policy Years or the number of Policy Years until the Insured reaches Attained Age 65; provided that for Policies issued to an Insured age 55 or older, the Guaranteed Period is 10 years. This provision is subject to state restrictions.

SECURITIES AND EXCHANGE COMMISSION GUIDELINE LEVEL PREMIUM- The amount of level annual premium calculated in accordance with the provisions of Rule 6(e)(3)(T) under Investment Company Act of 1940. It represents the level annual premiums required to mature the Policy under reasonable mortality and expense charges, and at an annual effective interest rate of 5%.


HOME OFFICE- The main office of the Company located in Columbus, Ohio.

INDEBTEDNESS- Amounts owed the Company as a result of Policy loans including both principal and accrued interest.

INITIAL INVESTMENT DATE- The later of the Policy Date or the date on which the Company receives the Initial Premium at the Home Office.

INITIAL PREMIUM- The Initial Premium is the premium required for coverage to become effective on the Policy Date. It is shown on the Policy Data Page.

INSURED- The person whose life is covered by the Policy, and who is named on the Policy Data Page.

MATURITY DATE- The Policy Anniversary on or next following the Insured's 100th birthday.


MINIMUM MONTHLY PREMIUM- It is used to measure the total amount of premiums that must be paid during the Guaranteed Policy Continuation Period to guarantee the Policy stays in force and is shown on the Policy Data Page.


MINIMUM REQUIRED DEATH BENEFIT- Is the lowest death benefit which will qualify the policy as life insurance under Section 7702 of the Code.

MINIMUM SPECIFIED AMOUNT- It is shown on the Policy Data Page. Changes to the Policy which result in Specified Amount below the Minimum Specified Amount will not be processed.

MONTHLY ANNIVERSARY DAY- The same day as the Policy Date for each succeeding month.

NET AMOUNT AT RISK- The Net Amount At Risk can be determined as of the Monthly Anniversary Day or any other day. The Net Amount At Risk on a Monthly Anniversary Day is the death benefit minus the Cash Value prior to deduction of the base Policy cost of insurance charge. On any other day the Net Amount At Risk is the death benefit minus the Cash Value.

NET ASSET VALUE- The value of one share of an Underlying Mutual Fund at the end of a market day or at the close of the New York Stock Exchange. Net Asset Value is computed by adding the value of all portfolio holdings plus other assets, deducting liabilities and then dividing the result by the number of shares outstanding.


NET PREMIUMS- Net Premiums are equal to the actual premiums minus the percent of premium charge. The percent of premium charges are shown on the Policy Data Page.


POLICY(IES)- The variable life insurance Policy(ies) offered by this prospectus.


POLICY ANNIVERSARY- The same day and month as the Policy Date for succeeding years.

POLICY CHARGES- All deductions made from the premiums and the Policy Cash Value.

POLICY DATE- The date the provisions of the Policy take effect, as shown on the Policy Owner's Policy Data Page.

POLICY LOAN ACCOUNT- The portion of the Cash Value which results from Policy Indebtedness.

POLICY OWNER- The person designated in the Policy application as the owner.

POLICY YEAR- Each year commencing with the Policy Date and each Policy Anniversary thereafter.

SCHEDULED PREMIUM- The Scheduled Premium is shown on the Policy Data Page.

SPECIFIED AMOUNT- A dollar amount used to determine the death benefit under a Policy. It is shown on the Policy Data Page.

SUB-ACCOUNT- A part of the Variable Account, the assets of which are invested exclusively in a corresponding Underlying Mutual Fund.

SURRENDER CHARGE- An amount deducted from the Cash Value if the Policy is surrendered or if the Specified Amount is reduced as a result of a request from the Policy Owner.

TARGET PREMIUM- The annual premium at which the sales load is reduced on a current basis.

UNDERLYING MUTUAL FUNDS- The underlying mutual funds which correspond to the Sub-Accounts of the Variable Account.

VALUATION DATE- Each day the New York Stock Exchange and the Home Office are open for business or any other day during which there is sufficient degree of trading that the current Net Asset Value of the Accumulation Units might be materially affected.

VALUATION PERIOD- A period commencing with the close of business on the New York Stock Exchange and ending at the close of business for the next succeeding Valuation Date.


VARIABLE ACCOUNT- Nationwide VLI Separate Account-4, a separate investment account of Nationwide Life Insurance Company.



                                                    TABLE OF CONTENTS
GLOSSARY OF TERMS............................................................................................3
SUMMARY OF THE POLICIES......................................................................................8
         Variable Life Insurance.............................................................................8
         The Variable Account and its Sub-Accounts...........................................................8
         The Fixed Account...................................................................................8
         Deductions and Charges..............................................................................8
         Premiums...........................................................................................10
NATIONWIDE LIFE INSURANCE COMPANY...........................................................................10
THE VARIABLE ACCOUNT........................................................................................10
         Investments of the Variable Account................................................................11
         -American Century Variable Portfolios, Inc., a member of the American
           Century(sm) Family of Investments................................................................12
         -Dreyfus Stock Index Fund, Inc.....................................................................12
         -Dreyfus Variable Investment Fund..................................................................13
         -The Dreyfus Socially Responsible Growth Fund, Inc.................................................13
         -Fidelity Variable Insurance Products Fund.........................................................13
         -Fidelity Variable Insurance Products Fund II......................................................14
         -Fidelity Variable Insurance Products Fund III.....................................................14
         -Morgan Stanley Universal Funds, Inc...............................................................14
         -Nationwide Separate Account Trust.................................................................15
           -Subadvised Nationwide Funds.....................................................................15
         -Neuberger & Berman Advisers Management Trust......................................................18
         -Oppenheimer Variable Account Funds................................................................18
         -Van Eck Worldwide Insurance Trust.................................................................19
         -Van Kampen American Capital Life Investment Trust.................................................19
         -Warburg Pincus Trust..............................................................................20
         Reinvestment.......................................................................................20
         Transfers..........................................................................................20
         Dollar Cost Averaging..............................................................................21
         Substitution of Securities.........................................................................21
         Voting Rights......................................................................................22
INFORMATION ABOUT THE POLICIES..............................................................................22
         Underwriting and Issuance..........................................................................22
         -Minimum Requirements for Issuance of a Policy.....................................................22
         -Premium Payments..................................................................................22
         Allocation of Net Premium and Cash Value...........................................................23
         Short-Term Right to Cancel Policy..................................................................23
POLICY CHARGES..............................................................................................23
         Deductions from Premiums...........................................................................23
         Surrender Charges..................................................................................24
         -Reductions to Surrender Charges...................................................................25
         Deductions from Cash Value.........................................................................25
         -Monthly Cost of Insurance.........................................................................26
         -Monthly Administrative Charge.....................................................................26
         -Mortality and Expense Risk Charge.................................................................26
         Reduction of Charges...............................................................................27

         Expenses of the Underlying Mutual Funds............................................................27


HOW THE CASH VALUE VARIES...................................................................................30
         How the Investment Experience is Determined........................................................30
         Net Investment Factor..............................................................................31
         Determining the Cash Value.........................................................................31
         Valuation Periods and Valuation Dates..............................................................31
SURRENDERING THE POLICY FOR CASH............................................................................31
         Right to Surrender.................................................................................31
         Cash Surrender Value...............................................................................31
         Partial Surrenders.................................................................................32
         -Preferred Partial Surrenders......................................................................32

         -Reduction of the Specified Amount.................................................................32
         Maturity Proceeds..................................................................................32
         Income Tax Withholding.............................................................................32
POLICY LOANS................................................................................................32
         Taking a Policy Loan...............................................................................32
         Effect on Investment Performance...................................................................33
         Interest...........................................................................................33
         Effect on Death Benefit and Cash Value.............................................................33
         Repayment..........................................................................................34
HOW THE DEATH BENEFIT VARIES................................................................................34
         Calculation of the Death Benefit...................................................................34
         Proceeds Payable on Death..........................................................................34
RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY................................................................34
CHANGES OF INVESTMENT POLICY................................................................................35
GRACE PERIOD AND GUARANTEED POLICY CONTINUATION PROVISION...................................................35
         Grace Period.......................................................................................35
         Guaranteed Policy Continuation Provision...........................................................35
REINSTATEMENT...............................................................................................35
THE FIXED ACCOUNT OPTION....................................................................................36
CHANGES IN EXISTING INSURANCE COVERAGE......................................................................36
         Specified Amount Increases.........................................................................36
         Specified Amount Decreases.........................................................................36
         Changes in the Death Benefit Option................................................................37
OTHER POLICY PROVISIONS.....................................................................................37
         Policy Owner.......................................................................................37
         Beneficiary........................................................................................37
         Assignment.........................................................................................37
         Incontestability...................................................................................37
         Error in Age or Sex................................................................................38
         Suicide............................................................................................38
         Nonparticipating Policies..........................................................................38
         Riders.............................................................................................38
LEGAL CONSIDERATIONS........................................................................................38
DISTRIBUTION OF THE POLICIES................................................................................38
CUSTODIAN OF ASSETS.........................................................................................39
TAX MATTERS.................................................................................................39
         Policy Proceeds....................................................................................39

         -Withholding.......................................................................................40


         -Federal Estate and Generation-Skipping Transfer Taxes.............................................40
         -Non-Resident Aliens...............................................................................40
         Taxation of the Company............................................................................41
         Tax Changes........................................................................................41
THE COMPANY.................................................................................................41
COMPANY MANAGEMENT..........................................................................................42
         Directors of the Company...........................................................................42
         Executive Officers of the Company..................................................................44
OTHER CONTRACTS ISSUED BY THE COMPANY.......................................................................44
STATE REGULATION............................................................................................44
REPORTS TO POLICY OWNERS....................................................................................45
ADVERTISING.................................................................................................45


YEAR 2000 COMPLIANCE ISSUES.................................................................................45


LEGAL PROCEEDINGS...........................................................................................45
EXPERTS.....................................................................................................46
REGISTRATION STATEMENT......................................................................................46
LEGAL OPINIONS..............................................................................................46
APPENDIX 1..................................................................................................47
APPENDIX 2..................................................................................................50
FINANCIAL STATEMENTS........................................................................................66


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

THE PRIMARY PURPOSE OF THE POLICIES IS TO PROVIDE LIFE INSURANCE PROTECTION FOR THE BENEFICIARY NAMED IN THE POLICY. NO CLAIM IS MADE THAT THE POLICIES ARE IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

                             SUMMARY OF THE POLICIES

VARIABLE LIFE INSURANCE


The Policies offered by the Company provide for life insurance coverage on the Insured. The policies may provide for a Cash Surrender Value which is payable if the policy is terminated during the Insured's lifetime.


The death benefit and Cash Value of the policies may increase or decrease to reflect the investment performance of the Sub-Accounts or the Fixed Account to which Cash Values are allocated (see "How the Death Benefit Varies"). There is no guaranteed Cash Surrender Value (see "How the Cash Value Varies"). If the Cash Surrender Value is insufficient to pay the Policy Charges, the Policy will lapse without value. Nationwide Life Insurance Company guarantees to keep the Policy in force during the Guaranteed Policy Continuation Period provided the premium requirements have been met (see "Underwriting and Issuance").

Under certain conditions, a Policy may become a modified endowment contract as a result of a material change or a reduction in benefits as defined by the Internal Revenue Code ("Code"). Excess premiums paid may also cause the policy to become a modified endowment contract. The Company will monitor premiums paid and other policy transactions and will notify the Policy Owner when the Policy's non-modified endowment contract status is in jeopardy (see "Tax Matters").

THE VARIABLE ACCOUNT AND ITS SUB-ACCOUNTS


The Company places the Policy's Net Premiums in the Variable Account or the Fixed Account at the time the policy is issued. The Policy Owner selects the Sub-Accounts or the Fixed Account into which the Cash Value will be allocated (see "Allocation of Cash Value"). In such states which require a return of premiums to those Policy Owners exercising their short term right to cancel (see "Short Term Right to Cancel Policy"), the Net Premiums will be allocated to the NSAT- Money Market Fund (for any Net Premiums allocated to a Sub-Account on the application) or the Fixed Account until the expiration of the period in which the Policy Owner may exercise his or her short-term right to cancel the policy. Assets of each Sub-Account are invested at Net Asset Value in shares of corresponding Underlying Mutual Funds (see "Allocation of Net Premium and Cash Value"). For a description of the Underlying Mutual Fund options and their investment objectives, see "Investments of the Variable Account."


THE FIXED ACCOUNT

The Fixed Account is funded by the assets of the General Account. Cash Values allocated to the Fixed Account are credited with interest daily at a rate declared by the Company. The interest rate declared is at the Company's sole discretion, but may never be less than an effective annual rate of 3%.

DEDUCTIONS AND CHARGES


The Company deducts certain charges from the premiums and the Cash Value of the policy. These charges are made for administrative and sales expenses, tax expenses, providing life insurance protection and assuming the mortality and expense risks. For a discussion of any charges imposed by the Underlying Mutual Fund options, see the prospectuses for the respective Underlying Mutual Funds.


The Company deducts a sales load from each premium payment received which is guaranteed never to exceed 2.5% of such premium payment. On a current basis, the sales load, in all years, is 2.5% of premiums paid up to the Target Premium plus 0.5% of premiums in excess of the Target Premium. The total sales load actually deducted from any policy will be equal to the sum of this front-end sales load plus any sales Surrender Charge.


The Company also deducts a charge for tax expense equal to 3.5%, on both current and guaranteed basis, of all premium payments. This charge reimburses the Company for premium taxes imposed by various state and local jurisdictions and for federal taxes imposed under Section 848 of the Code. The 3.5% tax expense rate consists of the following components: (1) a state premium tax rate of 2.25%; and (2) a federal tax rate of 1.25%. There is no charge for tax expense in the State of Oregon. However, there is a charge for administrative expenses equal to 3.5% on both a current and guaranteed basis of all premium payments.


The Company also deducts the following charges from the Policy's Cash Value on the Policy Date and each subsequent Monthly Anniversary Day:

       -      monthly cost of insurance; plus

       - monthly cost of any additional benefits provided by riders to the Policy; plus

       - an administrative expense charge. This charge is $10 per month in the first year and $5 per month in renewal years. The charge may be increased at the sole discretion of the Company but may not exceed $10 per month in the first year, $7.50 per month in renewal years; plus

       - mortality and expense risk charge. This charge is equal to an annual effective rate multiplied by the Cash Value attributable to the Variable Account. The annual effective rate is 0.60% for the first $25,000 of Cash Value attributable to the Variable Account, 0.30% for the next $225,000 of Cash Value attributable to the Variable Account and 0.10% for all Cash Value attributable to the Variable Account in excess of $250,000.

For Policies which are surrendered during the first nine Policy Years, the Company deducts a Surrender Charge. This Surrender Charge is comprised of an underwriting component and a sales component. The maximum initial Surrender Charge varies by issue age, sex, Specified Amount and underwriting classification and is calculated based on the initial Specified Amount. The Surrender Charge in renewal years is equal to a percentage of the initial Surrender Charge. The following table illustrates the maximum initial Surrender Charge per $1,000 of initial Specified Amount for Policies which are issued on a standard basis (see Appendix 1 for specific examples).

                    Initial Specified Amount $50,000-$99,999
                    ----------------------------------------

        Issue                 Male                Female                Male                Female
         Age              Non-Tobacco          Non-Tobacco            Standard             Standard
         25                  $7.773               $7.518               $8.369               $7.818
         35                   8.817                8.396                9.811                8.889
         45                  12.185               11.390               13.884               12.164
         55                  15.628               13.995               18.410               15.106
         65                  22.274               19.043               26.559               20.607


                       Initial Specified Amount $100,000 +
                       -----------------------------------

                 Issue                Male                 Female                Male                Female
                  Age              Non-Tobacco          Non-Tobacco            Standard             Standard
                  25                  $5.773               $5.518                $6.369               $5.818
                  35                   6.817                6.396                 7.811                6.889
                  45                   9.685                8.890                11.384                9.664
                  55                  13.128               11.495                15.910               12.606
                  65                  21.274               18.043                25.559               19.607

Policies that are surrendered during the first nine Policy Years following an increase in the Specified Amount will incur a Surrender Charge associated with the increase. This Surrender Charge is comprised of an underwriting component and a sales component. The maximum initial Surrender Charge associated with the increase is based on the attained age at the time of the increase, the underwriting classification of the increase, sex, and the amount of the increase in Specified Amount. The actual initial Surrender Charge associated with the increase is based upon the maximum initial Surrender Charge associated with the increase and the premium received within one year of the increase in Specified Amount.

Increases that are caused by a change in the death benefit option that preserves the Net Amount At Risk are not subject to a Surrender Charge (for a discussion on death benefit options see "Calculation of the Death Benefit"). The Surrender Charge associated with the increase for Policy Years following the increase is a percentage of the initial Surrender Charge.

The following table illustrates the maximum initial Surrender Charge per $1,000 of Specified Amount increase for Policies increasing coverage on a standard basis.

                 Issue                Male                 Female                Male                Female
                  Age              Non-Tobacco          Non-Tobacco            Standard             Standard
                  ---              -----------          -----------            --------             --------
                  25                  $3.464               $3.311                $3.821               $3.491
                  35                   4.090                3.837                 4.686                4.133
                  45                   5.811                5.334                 6.830                5.798
                  55                   7.877                6.897                 9.546                7.563
                  65                  12.764               10.826                15.335               11.764

The renewal surrender charge is reduced by any partial surrender charge actually paid on previous decreases in Specified Amount. On any partial surrender after the first Policy Year, a service charge of $25.00 may be deducted from the amount of the partial surrender.

Decreases in Specified Amount, that are not associated with a partial withdrawal or a death benefit option change that preserves the Net Amount At Risk, will incur a proportional Surrender Charge. For a Policy with prior increases in Specified Amounts, these decreases will be made on a LIFO (last in first out) basis and therefore decrease each segment in reverse order of its effective date. For each segment that is reduced by the decrease, a proportional surrender charge will be incurred. The total Surrender Charge for the decrease will be the sum of these proportional surrender charges for the decreases in various segments.

Underlying Mutual Fund shares are purchased at Net Asset Value, which reflects the deduction of investment management fees and certain other expenses. The management fees are charged by each Underlying Mutual Fund's investment adviser for managing the Underlying Mutual Fund and selecting its portfolio of securities. Other Underlying Mutual Fund expenses can include such items as interest expense on loans and contracts with transfer agents, custodians, and other companies that provide services to the Underlying Mutual Fund.

PREMIUMS

The minimum Initial Premium for which a Policy may be issued is equal to three times the initial Minimum Monthly Premium.

For a limited time, the Policy Owner has the right to cancel the Policy and receive an amount specified by the laws of the state in which the Policy was issued (see "Short-Term Right to Cancel Policy").

The Initial Premium is due on the Policy Date. It will be credited on the Initial Investment Date. Any due and unpaid monthly deductions will be subtracted from the Cash Value at this time. Insurance will not be effective until the Initial Premium is paid. The Initial Premium is shown on the Policy data page.

Premiums, other than the Initial Premium may be made at any time while the Policy is in force subject to the limits described below. During the Guaranteed Policy Continuation Period, the total premium payments less any Policy Indebtedness, less any partial surrenders, must be greater than or equal to the sum of the Minimum Monthly Premiums in order to guarantee the Policy remain in force. The Minimum Monthly Premiums are shown on the Policy data page.

The Company will send Scheduled Premium payment reminder notices to the Policy Owner according to the premium mode shown on the Policy data page.

The Initial Premium may be paid to the Company at our Home Office or to an authorized agent. All premiums after the first are payable at the Home Office. Premium receipts will be furnished upon request.

Each premium payment must be at least $50. The Company reserves the right to require satisfactory evidence of insurability before accepting any additional premium payment which results in any increase in the Net Amount At Risk. Also, we will refund any portion of any premium payment which is determined to be in excess of the premium limit established by law to qualify your Policy as a contract for life insurance. Where permitted by state law, we may also require that any existing Policy Indebtedness is repaid prior to accepting any additional premium payments.

                        NATIONWIDE LIFE INSURANCE COMPANY

The Company is a stock life insurance company organized under the laws of the State of Ohio in March, 1929. The Company is a member of the "Nationwide Insurance Enterprise" with its Home Office at One Nationwide Plaza, Columbus, Ohio 43215.


The Company is a provider of life insurance, annuities and retirement products. It is admitted to do business in all states, the District of Columbia, and Puerto Rico (for additional information, see "The Company").


                              THE VARIABLE ACCOUNT


The Variable Account was established by the Company, on December 3, 1987, pursuant to Ohio law. The Company has caused the Variable Account to be registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 ("the 1940 Act"). Nationwide Life Insurance Company, One Nationwide Plaza, Columbus, Ohio 43215 serves as Trustee for the Trust. Nationwide Advisory Services, Inc., One Nationwide Plaza, Columbus, Ohio 43215 serves as principal underwriter for the Trust. Such registration does not involve supervision of the management of the Variable Account or of the Company by the Securities and Exchange Commission.


The Variable Account is a separate investment account of the Company and as such, is not chargeable with the liabilities arising out of any other business the Company may conduct. The Company does not guarantee the investment performance of the Variable Account. The death benefit and Cash Value under the Policy may vary with the investment performance of the investments in the Variable Account (see "How the Death Benefit Varies" and "How the Cash Value Varies").

Net Premium payments and Cash Value are allocated within the Variable Account among one or more Sub-Accounts (see "Tax Matters"). The assets of each Sub-Account are used to purchase shares of the Underlying Mutual Fund options designated by the Policy Owner. Thus, the investment performance of a Policy depends upon the investment performance of the Underlying Mutual Fund options designated by the Policy Owner.

INVESTMENTS OF THE VARIABLE ACCOUNT


At the time of application, the Policy Owner elects to have the Net Premiums allocated among one or more of the Sub-Accounts and the Fixed Account (see "Allocation of Net Premium and Cash Value"). In such states which require a return of premiums to those Policy Owners exercising their short term right to cancel (see "Short Term Right to Cancel Policy"), Net Premiums will be allocated to the NSAT- Money Market Fund (for any Net Premiums allocated to a Sub-Account on the application) or the Fixed Account until the expiration of the period in which the Policy Owner may exercise his or her short-term right to cancel the Policy. At the end of this period, the Cash Value in that Sub-Account will be transferred to the Sub-Accounts based on the Fund allocation factors. Any subsequent Net Premiums received after this period will be allocated based on the Fund allocation factors.


No less than 5% of Net Premiums may be allocated to any one Sub-Account or the Fixed Account. The Policy Owner may change the allocation of Net Premiums or may transfer Cash Value from one Sub-Account to another, subject to such terms and conditions as may be imposed by each Underlying Mutual Fund and as set forth in this prospectus (see "Transfers", "Allocation of Net Premium and Cash Value" and "Short-Term Right to Cancel Policy").


Additional Premium payments, upon acceptance, will be allocated to the NSAT-Money Market Fund unless the Policy Owner specifies otherwise (see "Premium Payments").

NSAT is a registered investment company which receives investment advice from a registered investment adviser, and is managed by Nationwide Advisory Services, Inc.

The Underlying Mutual Fund options are NOT available to the general public directly. The Underlying Mutual Funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the Underlying Mutual Funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the Underlying Mutual Funds may be similar to, and may in fact be modeled after publicly traded mutual funds, Contract purchasers should understand that the Underlying Mutual Funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding Underlying Mutual Funds may differ substantially.


The Underlying Mutual Fund options are available only to serve as the underlying investment for variable annuity and variable life contracts issued through separate accounts of life insurance companies which may or may not be affiliated, also known as "mixed and shared funding." There are certain risks associated with mixed and shared funding, which is disclosed in the Underlying Mutual Funds' prospectuses. A full description of the Underlying Mutual Funds, their investment policies and restrictions, risks and charges are contained in the prospectuses for the respective Underlying Mutual Funds.

A summary of investment objectives is contained in the description of each Underlying Mutual Fund below. These Underlying Mutual Fund options are available only to serve as the underlying investment for variable annuity and variable life contracts issued through separate accounts of life insurance companies which may or may not be affiliated, also known as "mixed and shared funding." There are certain risks associated with mixed and shared funding, which is disclosed in the Underlying Mutual Funds' prospectuses. A full description of the Underlying Mutual Funds, their investment policies and restrictions, risks and charges are contained in the prospectuses of the respective Underlying Mutual Funds.

Prospectuses for the Underlying Mutual Funds must be read in conjunction with this prospectus. A copy of each prospectus may be obtained without charge from the Company by calling 1-800-547-7548, TDD 1-800-238-3035, or by writing P.O. Box 182150, Columbus, Ohio 43128-2150. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE ACHEIVED.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC., MEMBER OF THE AMERICAN CENTURY(SM) FAMILY OF INVESTMENTS.

American Century Variable Portfolios, Inc. was organized as a Maryland corporation in 1987. It is a diversified, open-end investment management company which offers its shares only as investment vehicles for variable annuity and variable life insurance products of insurance companies. American Century Variable Portfolios, Inc. is managed by American Century Investment Management, Inc.

       -AMERICAN CENTURY VP INCOME & GROWTH

       Investment Objective: Dividend growth, current income and capital appreciation. The Fund seeks to achieve its investment objective by investing in common stocks. The investment manager constructs the portfolio to match the risk characteristics of the S&P 500 Stock Index and then optimizes each portfolio to achieve the desired balance of risk and return potential. This includes targeting a dividend yield that exceeds that of the S&P 500. Such a management technique known as "portfolio optimization" may cause the Fund to be more heavily invested in some industries than in others. However, the Fund may not invest more than 25% of its total assets in companies whose principal business activities are in the same industry.

       -AMERICAN CENTURY VP INTERNATIONAL

       Investment Objective: To seek capital growth. The Fund will seek to achieve its investment objective by investing primarily in securities of foreign companies that meet certain fundamental and technical standards of selection and, in the opinion of the investment manager, have potential for appreciation. Under normal conditions, the Fund will invest at least 65% of its assets in common stocks or other equity securities of issuers from at least three countries outside the United States. While securities of United States issuers may be included in the portfolio from time to time, it is the primary intent of the manager to diversify investments across a broad range of foreign issuers. Although the primary investment of the Fund will be common stocks (defined to include depository receipts for common stock and other equity equivalents), the Fund may also invest in other types of securities consistent with the Fund's objective. When the manager believes that the total capital growth potential of other securities equals or exceeds the potential return of common stocks, the Fund may invest up to 35% of its assets in such other securities. There can be no assurance that the Fund will achieve its objectives.

       -AMERICAN CENTURY VP VALUE

       Investment Objective: The investment objective of the Fund is long-term capital growth; income is a secondary objective. The equity securities in which the Fund will invest will be primarily securities of well-established companies with intermediate-to-large market capitalizations that are believed by management to be undervalued at the time of purchase. Under normal market conditions, the Fund expects to invest at least 80% of the value of its total asset in equity securities, including common and preferred stock, convertible preferred stock and convertible debt obligations.

DREYFUS STOCK INDEX FUND, INC.


The Dreyfus Stock Index Fund, Inc. ("Fund") is an open-end, non-diversified, management investment company incorporated under Maryland law on January 24, 1989 and commenced operations on September 29, 1989. The Fund offers its shares only as investment vehicles for variable annuity and variable life insurance products of insurance companies. The Dreyfus Corporation ("Dreyfus") serves as the Fund's manager, while Mellon Equity Associates, an affiliate of Dreyfus, serves as the Fund's index manager. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation.

       Investment Objective: To provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. The Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation.

DREYFUS VARIABLE INVESTMENT FUND


Dreyfus Variable Investment Fund ("Fund") is an open-end, management investment company. It was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts on October 29, 1986 and commenced operations on August 31, 1990. The Fund offers its shares only as investment vehicles for variable annuity and variable life insurance products of insurance companies. Dreyfus serves as the Fund's manager. Fayez Sarofim & Company serves as the sub-adviser and provides day-to-day management of the Portfolio.


        -CAPITAL APPRECIATION PORTFOLIO

          Investment Objective: The Portfolio's primary investment objective is to provide long-term capital growth consistent with the preservation of capital; current income is a secondary investment objective. This Portfolio invests primarily in the common stocks of domestic and foreign issuers.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.


The Dreyfus Socially Responsible Growth Fund, Inc. is an open-end, diversified, management investment company incorporated under Maryland law on July 20, 1992 and commenced operations on October 7, 1993. The Fund offers its shares only as investment vehicles for variable annuity and variable life insurance products of insurance companies. Dreyfus serves as the Fund's investment adviser. NCM Capital Management Group, Inc. serves as the Fund's sub-investment adviser and provides day-to-day management of the Fund's portfolio.


          Investment Objective: Capital growth through equity investment in companies that, in the opinion of the Fund's advisers, not only meet traditional investment standards, but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. Current income is secondary to the primary goal.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

The Fidelity Variable Insurance Products Fund (VIP) is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981. Shares of VIP are purchased by insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. Fidelity Management & Research Company ("FMR") is the manager for VIP and its portfolios.

       -VIP EQUITY-INCOME PORTFOLIO:  SERVICE CLASS

       Investment Objective: Reasonable income by investing primarily in income-producing equity securities. In choosing these securities FMR also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index.

       -VIP GROWTH PORTFOLIO:  SERVICE CLASS

       Investment Objective: Capital appreciation. This Portfolio will invest in the securities of both well-known and established companies, and smaller, less well-known companies which may have a narrow product line or whose securities are thinly traded. These latter securities will often involve greater risk than may be found in the ordinary investment security. FMR's analysis and expertise plays an integral role in the selection of securities and, therefore, the performance of the Portfolio. Many securities which FMR believes would have the greatest potential may be regarded as speculative, and investment in the Portfolio may involve greater risk than is inherent in other underlying mutual funds. It is also important to point out that this Portfolio makes sense for you if you can afford to ride out changes in the stock market because it invests primarily in common stocks. FMR can also make temporary investments in securities such as investment-grade bonds, high-quality preferred stocks and short-term notes, for defensive purposes when it believes market conditions warrant.

       -VIP HIGH INCOME PORTFOLIO:  SERVICE CLASS

       Investment Objective: High level of current income by investing primarily in high-risk, lower-rated, high-yielding, fixed-income securities, while also considering growth of capital. FMR will seek high current income normally by investing the Portfolio's assets as follows:

       - at least 65% in income-producing debt securities and preferred stocks, including convertible securities

       - up to 20% in common stocks and other equity securities when consistent with the Portfolio's primary objective or acquired as part of a unit combining fixed-income and equity securities

       Higher yields are usually available on securities that are lower-rated or that are unrated. Lower-rated securities are usually defined as Ba or lower by Moody's Investor Service, Inc. ("Moody's"); BB or lower by Standard & Poor's and may be deemed to be of a speculative nature. The Portfolio may also purchase lower-quality bonds such as those rated Ca3 by Moody's or C- by Standard & Poor's which provide poor protection for payment of principal and interest (commonly referred to as "junk bonds"). For a further discussion of lower-rated securities, please see the "Risks of Lower-Rated Debt Securities" section of the Portfolio's prospectus.

       -VIP OVERSEAS PORTFOLIO:  SERVICE CLASS

       Investment Objective: Long-term capital growth primarily through investments in foreign securities. This Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside the United States.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

The Fidelity Variable Insurance Products Fund II (VIP II) is an open-end, diversified, management investment company organized as a Massachusetts business trust on March 21, 1988. VIP II's shares are purchased by insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. FMR is the manager of VIP II and its portfolios.

       -VIP II CONTRAFUND PORTFOLIO:  SERVICE CLASS


       Investment Objective: To seek capital appreciation by investing primarily in companies that FMR believes to be undervalued due to an overly pessimistic appraisal by the public. This strategy can lead to investments in domestic or foreign companies, small and large, many of which may not be well known. The Portfolio primarily invests in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.


FIDELITY VARIABLE INSURANCE PRODUCTS FUND III

The Fidelity Variable Insurance Products Fund III (VIP III) is an open-end, diversified, management investment company organized as a Massachusetts business trust on July 14, 1994. VIP III's shares are purchased by insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. FMR is the manager of VIP III and its portfolios.

       -VIP III GROWTH OPPORTUNITIES PORTFOLIO:  SERVICE CLASS

       Investment Objective: Capital growth by investing primarily in common stocks and securities convertible into common stocks. The Portfolio, under normal conditions, will invest at least 65% of its total assets in securities of companies that FMR believes have long-term growth potential. Although the Portfolio invests primarily in common stock and securities convertible into common stock, it has the ability to purchase other securities, such as preferred stock and bonds, that may produce capital growth. The Portfolio may invest in foreign securities without limitation.

MORGAN STANLEY UNIVERSAL FUNDS, INC.

Morgan Stanley Universal Funds, Inc. is a mutual fund designed to provide investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors. Its Emerging Markets Debt Portfolio is managed by Morgan Stanley Asset Management, Inc.

       -EMERGING MARKETS DEBT PORTFOLIO

       Investment Objective: High total return by investing primarily in dollar and non-dollar denominated fixed income securities of government and government-related issuers located in emerging market countries, which securities provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located.

NATIONWIDE SEPARATE ACCOUNT TRUST


Nationwide Separate Account Trust ("NSAT") is a diversified open-end management investment company created under the laws of Massachusetts. NSAT offers shares in the mutual funds listed below, each with its own investment objectives. Shares of NSAT will be sold primarily to separate accounts to fund the benefits under variable life insurance policies and variable annuity contracts issued by life insurance companies. The assets of NSAT are managed by Nationwide Advisory Services, Inc. ("NAS"), a wholly-owned subsidiary of Nationwide Life Insurance Company.

       -CAPITAL APPRECIATION FUND

       Investment Objective: Long-term growth by primarily investing in a diversified portfolio of the common stock of companies which NAS determines have a better-than-average potential for sustained capital growth over the long term.

       -GOVERNMENT BOND FUND

       Investment Objective: As high a level of income as is consistent with the preservation of capital by investing in a diversified portfolio of securities issued or backed by the U.S. Government, its agencies or instrumentalities.

       -MONEY MARKET FUND

       Investment Objective: As high a level of current income as is considered consistent with the preservation of capital and liquidity by investing primarily in money market instruments.

       -TOTAL RETURN FUND

       Investment Objective: Capital growth by investing in common stocks of companies that NAS believes will have above-average earnings or otherwise provide investors with above-average potential for capital appreciation. To maximize this potential, NAS may also utilize from time to time, securities convertible into common stock, warrants and options to purchase such stocks.

                           SUBADVISED NATIONWIDE FUNDS

       -NATIONWIDE BALANCED FUND

       Subadviser:  Salomon Brothers Asset Management, Inc.

       Investment Objective: Primarily seeks above-average income compared to a portfolio entirely invested in equity securities. The Fund's secondary objective is to take advantage of opportunities for growth of capital and income. The Fund seeks its objective primarily through investments in a broad variety of securities, including equity securities, fixed-income securities and short term obligations. Under normal market conditions, it is anticipated that the Fund will invest at least 40% of the Fund's total assets in equity securities and at least 25% in fixed-income senior securities. The Fund's subadviser, Salomon Brothers Asset Management, Inc., will have discretion to invest in the full range of maturities of fixed-income securities. Generally, most of the Fund's long-term debt investments will consist of "investment grade" securities, but the Fund may invest up to 20% of its net assets in non-convertible fixed-income securities rated below investment grade or determined by the subadviser to be of comparable quality. These securities are commonly known as junk bonds. In addition, the Fund may invest an unlimited amount in convertible securities rated below investment grade.

       -NATIONWIDE EQUITY INCOME FUND

       Subadviser:  Federated Investment Counseling

       Investment Objective: Seeks above average income and capital appreciation by investing at least 65% of its assets in income-producing equity securities. Such equity securities include common stocks, preferred stocks, and securities (including debt securities) that are convertible into common stocks. The portion of the Fund's total assets invested in each type of equity security will vary according to the Fund's subadviser's assessment of market, economic conditions and outlook.

       -NATIONWIDE GLOBAL EQUITY FUND

       Subadviser:  J. P. Morgan Investment Management Inc.

       Investment Objective: To provide high total return from a globally diversified portfolio of equity securities. Total return will consist of income plus realized and unrealized capital gains and losses. The Fund seeks its investment objective through country allocation, stock selection and management of currency exposure. Under normal market conditions, J.P. Morgan Investment Management Inc., intends to keep the Fund essentially fully invested with at least 65% of the value of its total assets in equity securities consisting of common stocks and other securities with equity characteristics such as preferred stocks, warrants, rights, convertible securities, trust certificates, limited partnership interests and equity participations. The Fund's primary equity instruments are the common stock of companies based in the developed countries around the world. The assets of the Fund will ordinarily be invested in the securities of at least five different countries.

       -NATIONWIDE HIGH INCOME BOND FUND

       Subadviser:  Federated Investment Counseling

       Investment Objective: Seeks to provide high current income by investing primarily in a professionally managed, diversified portfolio of fixed income securities. To meet its objective, the Fund intends to invest at least 65% of its assets in lower-rated fixed income securities such as preferred stocks, bonds, debentures, notes, equipment lease certificates and equipment trust certificates which are rated BBB or lower by Standard & Poor's or Fitch Investors Service or Baa or lower by Moody's (or if not rated, are determined by the Fund's subadviser to be of a comparable quality). Such investments are commonly referred to as "junk bonds." For a further discussion of lower-rated securities, please see the "High Yield Securities" section of the Fund's prospectus.

       -NATIONWIDE MULTI SECTOR BOND  FUND

       Subadviser: Salomon Brothers Asset Management, Inc. with Salomon Brothers Asset Management Limited

       Investment Objective: Primarily seeks a high level of current income. Capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing in a globally diverse portfolio of fixed-income investments and by giving the subadviser, Salomon Brothers Asset Management, Inc. broad discretion to deploy the Fund's assets among certain segments of the fixed-income market that the subadviser believes will best contribute to achievement of the Fund's investment objectives. The Fund reserves the right to invest predominantly in securities rated in medium or lower categories, or as determined by the subadviser to be of comparable quality, commonly referred to as "junk bonds." Although the subadviser has the ability to invest up to 100% of the Fund's assets in lower-rated securities, the subadviser does not anticipate investing in excess of 75% of the Fund's assets in such securities. The Subadviser has entered into a subadvisory agreement with its London based affiliate, Salomon Brothers Asset Management Limited, pursuant to which the subadviser has delegated to Salomon Brothers Asset Management Limited responsibility for management of the Fund's investments in non-dollar denominated debt securities and currency transactions.

       -NATIONWIDE SELECT ADVISERS MID CAP FUND

       Subadvisers: First Pacific Advisors, Inc., Pilgrim Baxter & Associates, Ltd., and Rice, Hall, James & Associates

       Investment Objective: Capital appreciation by investing primarily in equity securities of medium-sized companies (market capitalization between $500 million and $7 billion). Under normal market conditions, the Fund will invest in equity securities consisting of common stock, preferred stock and securities convertible into common stocks, including convertible preferred stock and convertible bonds. NAS has chosen the Fund's subadvisers because they utilize a number of different investment styles. In utilizing these different styles, NAS hopes to increase prospects for investment return and to reduce market risk and volatility.

       -NATIONWIDE SMALL CAP VALUE FUND

       Subadviser:  The Dreyfus Corporation

       Investment Objective: Capital appreciation through investment in a diversified portfolio of equity securities of companies with a median market capitalization of approximately $1 billion. Under normal market conditions, at least 75% of the Fund's total assets will be invested in equity securities of companies with market capitalizations at the time of purchase of between $200 million and $2.5 billion. The Fund will invest in equity securities of domestic and foreign issuers characterized as "value" companies according to criteria established by The Dreyfus Corporation, the Fund's subadviser.

       -NATIONWIDE SMALL COMPANY FUND

       Subadvisers: The Dreyfus Corporation, Neuberger & Berman, L.P., Pictet International Management Limited with Van Eck Associates Corporation, Strong Capital Management, Inc. and Warburg Pincus Asset Management, Inc.

       Investment Objective: Long-term growth of capital by investing primarily in equity securities of domestic and foreign companies with market capitalizations of less than $1 billion at the time of purchase. The subadvisers were chosen because they utilize a number of different investment styles when investing in small company stocks. By utilizing different investment styles, NAS hopes to increase prospects for investment return and to reduce market risk and volatility.

       -NATIONWIDE STRATEGIC GROWTH FUND

       Subadviser:  Strong Capital Management Inc.

       Investment Objective: Capital growth by investing primarily in equity securities that the Fund's subadviser believes have above-average growth prospects. The Fund will generally invest in companies whose earnings are believed to be in a relatively strong growth trend, and to a lesser extent, in companies in which significant further growth is not anticipated but whose market value is thought to be undervalued. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks, and securities convertible into common or preferred stocks, such as warrants and convertible bonds. The Fund may invest up to 35% of its total assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.

       -NATIONWIDE STRATEGIC VALUE FUND

       Subadviser: Strong Capital Management Inc./Schafer Capital Management
       Inc.

       Investment Objective: Primarily long-term capital appreciation; current income is a secondary objective. The Fund seeks to meet its objectives by investing in securities which are believed to offer the possibility of increase in value, primarily common stocks of established companies having a strong financial position and a low stock market valuation at the time of purchase in relation to investment value. Other than considered appropriate for cash reserves, the Fund will generally maintain a fully invested position in common stocks of publicly held companies, primarily in stocks of companies listed on a national securities exchange or other equity securities (common stock or securities convertible into common stock). Investments may also be made in debt securities which are convertible into common stocks and in warrants or other rights to purchase common stock, which in such case are considered equity securities by the Fund. Strong Capital Management, Inc. has subcontracted with Schafer Capital Management, Inc. to subadvise the Fund.

NEUBERGER &  BERMAN ADVISERS MANAGEMENT TRUST

Neuberger & Berman Advisers Management Trust ("N&B AMT") is an open-end, diversified management investment company consisting of several series. Shares of the series of N&B AMT are offered in connection with certain variable annuity contracts and variable life insurance policies issued through life insurance company separate accounts and are also offered directly to qualified pension and retirement plans outside of the separate account context.

The Guardian, Partners and Mid-Cap Growth Portfolios of N&B AMT invest all of their investable assets in a corresponding series of Advisers Managers Trust managed by Neuberger & Berman Management Incorporated ("N&B Management"). Each series then invests in securities in accordance with an investment objective, policies and limitations identical to those of the Portfolio. This "master/feeder fund" structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. (For more information regarding "master/feeder fund" structure, see "Special Information Regarding Organization, Capitalization, and Other Matters" in the underlying mutual fund prospectus.) The investment advisor is N&B Management.

       -AMT GUARDIAN PORTFOLIO

       Investment Objective: Capital appreciation and secondarily, current income. The Portfolio and its corresponding series seek to achieve these objectives by investing in common stocks of long-established, high-quality companies. N&B Management uses a value-oriented investment approach in selecting securities, looking for low price-to-earnings ratios, strong balance sheets, solid management, and consistent earnings.

       -AMT MID-CAP GROWTH PORTFOLIO

       Investment Objective: Capital appreciation by investing in equity securities of medium-sized companies that N&B Management believes have the potential for long-term, above-average capital appreciation. Medium-sized companies have market capitalizations form $300 million to $10 billion at the time of investment. The Portfolio and its corresponding series may invest up to 10% of its net assets, measured at the time of investment, in corporate debt securities that are below investment grade or, if unrated, deemed by N&B Management to be of comparable quality. Securities that are below investment grade, as well as unrated securities, are often considered to be speculative and usually entail greater risk. As a part of the Portfolio's investment strategy, the Portfolio may invest up to 20% of its net assets in securities of issuers organized and doing business principally outside the United States. This limitation does not apply with respect to foreign securities that are denominated in U.S. dollars.

       -AMT PARTNERS PORTFOLIO

       Investment Objective: Capital growth by investing primarily in the common stock of established companies. Its investment program seeks securities believed to be undervalued based on fundamentals such as low price-to-earnings ratios, consistent cash flows, and the company's track record through all parts of the market cycle.

OPPENHEIMER VARIABLE ACCOUNT FUNDS

The Oppenheimer Variable Account Funds are an open-end, diversified management investment company organized as a Massachusetts business trust in 1984. Shares of the Funds are sold to provide benefits under variable life insurance policies and variable annuity contracts. OppenheimerFunds, Inc. is the investment adviser.


       -OPPENHEIMER AGGRESSIVE GROWTH FUND (FORMERLY "OPPENHEIMER CAPITAL APPRECIATION FUND")

       Investment Objective: Capital appreciation by investing in "growth type" companies. Such companies are believed to have relatively favorable long-term prospects for increasing demand for their goods or services, or to be developing new products, services or markets and normally retain a relatively larger portion of their earnings for research, development and investment in capital assets. The Fund may also invest in cyclical industries in "special situations" that OppenheimerFunds, Inc. believes present opportunities for capital growth.


       -OPPENHEIMER GROWTH FUND

       Investment Objective: Capital appreciation by investing in securities of well-known established companies. Such securities generally have a history of earnings and dividends and are issued by seasoned companies

       (companies which have an operating history of at least five years including predecessors). Current income is a secondary consideration in the selection of the Fund's portfolio securities.

       -OPPENHEIMER GROWTH & INCOME FUND

       Investment Objective: High total return, which stocks, preferred stocks, convertible securities and warrants. Debt investments will include bonds, participation includes growth in the value of its shares as well as current income from quality and debt securities. In seeking its investment objectives, the Fund may invest in equity and debt securities. Equity investments will include common interests, asset-backed securities, private-label mortgage-backed securities and CMOs, zero coupon securities and U.S. debt obligations, and cash and cash equivalents. From time to time, the Fund may focus on small to medium capitalization issuers, the securities of which may be subject to greater price volatility than those of larger capitalized issuers.

VAN ECK WORLDWIDE INSURANCE TRUST

Van Eck Worldwide Insurance Trust ("Van Eck Trust") is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on January 7, 1987. Shares of Van Eck Trust are offered only to separate accounts of insurance companies to fund the benefits of variable life insurance policies and variable annuity contracts. The investment advisor and manager is Van Eck Associates Corporation.

       -WORLDWIDE EMERGING MARKETS FUND

       Investment Objective: Seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Fund emphasizes investment in countries that, compared to the world's major economies, exhibit relatively low gross national product per capita, as well as the potential for rapid economic growth.

       -WORLDWIDE HARD ASSETS FUND

       Investment Objective: Long-term capital appreciation by investing primarily in "Hard Asset Securities." For the Fund's purpose, "Hard Assets" are real estate, energy, timber, and industrial and precious metals. Income is a secondary consideration.

VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST

Van Kampen American Capital Life Investment Trust is an open-end diversified management investment company organized as a Delaware business trust. Shares are offered in separate portfolios which are sold only to insurance companies to provide funding for variable life insurance policies and variable annuity contracts. Van Kampen American Capital Asset Management, Inc. serves as the Fund's investment adviser.


       -MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO


       Investment Objective: Long-term capital growth by investing principally in a diversified portfolio of securities of companies operating in the real estate industry ("Real Estate Securities"). Current income is a secondary consideration. Real Estate Securities include equity securities, including common stocks and convertible securities, as well as non-convertible preferred stocks and debt securities of real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its assets (marked to market), gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Under normal market conditions, at least 65% of the Fund's total assets will be invested in Real Estate Securities, primarily equity securities of real estate investment trusts. The Portfolio may invest up to 25% of its total assets in securities issued by foreign issuers, some or all of which may also be Real Estate Securities.

WARBURG PINCUS TRUST

The Warburg Pincus Trust is an open-end management investment company organized in March 1995 as a business trust under the laws of The Commonwealth of Massachusetts. The Trust offers its shares to insurance companies for allocation to separate accounts for the purpose of funding variable annuity and variable life contracts. Portfolios are managed by Warburg Pincus Asset Management, Inc. ("Warburg").


       -GROWTH & INCOME PORTFOLIO


       Investment Objective: Long-term growth of capital and income by investing primarily in dividend-paying equity securities. Under normal market conditions, the Portfolio will invest substantially all of its asset in equity securities that Warburg considers to be relatively undervalued based upon research and analysis, taking into account factors such as price/book ratio, price/cash flow ratio, earnings growth, debt/capital ratio and multiples of earnings of comparable securities. Although the Portfolio may hold securities of any size, it currently expects to focus on companies with market capitalizations of $1 billion or greater at the time of initial purchase.

       -INTERNATIONAL EQUITY PORTFOLIO

       Investment Objective: Long-term capital appreciation by investing primarily in a broadly diversified portfolio of equity securities of companies, wherever organized, that in the judgment of Warburg have their principal business activities and interests outside the United States. The Portfolio will ordinarily invest substantially all of its assets, but no less than 65% of its total assets, in common stocks, warrants and securities convertible into or exchangeable for common stocks. The Portfolio intends to invest principally in the securities of financially strong companies with opportunities for growth within growing international economies and markets through increased earning power and improved utilization or recognition of assets.

       -POST-VENTURE CAPITAL PORTFOLIO

       Investment Objective: Long-term growth of capital by investing primarily in equity securities of issuers in their post-venture capital stage of development and pursues an aggressive investment strategy. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities of "post-venture capital companies." A post-venture capital company is one that has received venture capital financing either: (a) during the early stages of the company's existence or the early stages of the development of a new product or service; or
       (b) as part of a restructuring or recapitalization of the company. The Portfolio may invest up to 10% of its assets in venture capital and other investment funds.

REINVESTMENT


The Underlying Mutual Funds described above have as a policy the distribution of dividends in the form of additional shares (or fractions thereof) of the Underlying Mutual Funds. The distribution of additional shares will not affect the number of Accumulation Units attributable to a particular Policy (see "Allocation of Cash Value").


TRANSFERS

The Policy Owner may transfer amounts between the Fixed Account and the Sub-Accounts, without penalty or adjustment, subject to the following requirements. During any Policy Year, the Company reserves the right to restrict such transfers between the Fixed Account and the Sub-Accounts to one transfer per Policy Year.


The Company reserves the right to restrict the amount transferred from the Fixed Account to 20% of that portion of the Cash Value attributable to the Fixed Account as of the end of the previous Policy Year. This provision is subject to state restrictions. Transfers out of the Fixed Account effected by Dollar Cost Averaging are not subject to this restriction (see "Dollar Cost Averaging").


Transfers made to the Fixed Account may not be made either: (a) prior to the first Policy Anniversary; or (b) within 12 months subsequent to a prior transfer. The Company reserves the right to restrict the amount transferred to the Fixed Account to 20% of that portion of Cash Value attributable to the Sub-Accounts as of the close of business of the prior Valuation Period. The Company further reserves the right to refuse a transfer to the Fixed Account, in the event the Cash Value attributable to the Fixed Account should be greater than or equal to 30% of the Cash Value.

Transfers may be made either in writing or, in states allowing such transfers, by telephone. In states allowing telephone transfers, and if the Owner so elects, the Company will also permit the Policy Owner to utilize the Telephone Exchange Privilege for exchanging amounts among Sub-Account options. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include any or all of the following, or such other procedures as the Company may, from time to time, deem reasonable: requesting identifying information, such as name, contract number, Social Security Number, and/or personal identification number; tape recording all telephone transactions; and providing written confirmation thereof to both the Policy Owner and any agent of record at the last address of record. Although failure to follow reasonable procedures may result in the Company's liability for any losses due to unauthorized or fraudulent telephone transfers, the Company will not be liable for following instructions communicated by telephone which it reasonably believes to be genuine. Any losses incurred pursuant to actions taken by the Company in reliance on telephone instructions reasonably believed to be genuine will be borne by the Contract Owner. The Company may determine to withdraw the Telephone Exchange Privilege, upon 30 days written notice to Policy Owners.


Policy Owners who have entered into a Dollar Cost Averaging agreement with the Company (see "Dollar Cost Averaging" below) may transfer from the Fixed Account to the Variable Account under the terms of that agreement.

Policies described in this prospectus may in some cases be sold to individuals who independently utilize the services of a firm or individual engaged in market timing. Generally, such firms or individuals obtain authorization from multiple Policy Owners to make transfers and exchanges among the Sub-Accounts on the basis of perceived market trends. Because of the unusually large transfers of funds associated with some of these transactions, the ability of the Company or Underlying Mutual Funds to process such transactions may be compromised, and the execution of such transactions may possibly disadvantage or work to the detriment of other Policy Owners not utilizing market timing services.

Accordingly, the right to exchange Cash Surrender Values among the Sub-Accounts may be subject to modification if such rights are exercised by a market timing firm or any other third party authorized to initiate transfer or exchange transactions on behalf of multiple Policy Owners. THE RIGHTS OF INDIVIDUAL POLICY OWNERS TO EXCHANGE CASH SURRENDER VALUES, WHEN INSTRUCTIONS ARE SUBMITTED DIRECTLY BY THE POLICY OWNER, OR BY THE POLICY OWNER'S REPRESENTATIVE OF RECORD AS AUTHORIZED BY THE EXECUTION OF A VALID NATIONWIDE LIMITED POWER OF ATTORNEY FORM, WILL NOT BE MODIFIED IN ANY WAY. In modifying such rights, the Company may, among other things, not accept: (1) the transfer or exchange instructions of any agent acting under a power of attorney on behalf of more than one Policy Owner; or (2) the transfer or exchange instructions of individual Policy Owners who have executed pre-authorized transfer or exchange forms which are submitted by market timing firms or other third parties on behalf of more than one Policy Owner at the same time. The Company will not impose any such restrictions or otherwise modify exchange rights unless such action is reasonably intended to prevent the use of such rights in a manner that will disadvantage or potentially impair the contract rights of other Policy Owners.

DOLLAR COST AVERAGING


The Policy Owner may direct the Company to automatically transfer amounts from the Fidelity VIP High Income Portfolio, NSAT-Government Bond Fund, NSAT-Money Market Fund, NSAT-Nationwide High Income Bond Fund or the Fixed Account, to any other Sub-Account within the Variable Account. Dollar Cost Averaging will occur on a monthly basis or on another frequency permitted by the Company. Dollar Cost Averaging is a long-term investment program which provides for regular, level investments over time. The Company makes no guarantees that Dollar Cost Averaging will result in a profit or protect against loss. To qualify for Dollar Cost Averaging, there must be a minimum total Cash Value, less Policy Indebtedness, of $15,000. The minimum monthly transfer is $100. In addition, Dollar Cost Averaging monthly transfers from the Fixed Account must be equal to or less than 1/30th of the Fixed Account value when the program is requested. Transfers will be processed until either the value in the originating funds is exhausted or the Policy Owner instructs the Home Office in writing to cancel the transfers.

The Company reserves the right to discontinue establishing new Dollar Cost Averaging programs. The Company also reserves the right to assess a processing fee for this service.


SUBSTITUTION OF SECURITIES

If shares of the Underlying Mutual Fund options should no longer be available for investment by the Variable Account or, if in the judgment of the Company's management further investment in such Underlying Mutual Funds should become inappropriate in view of the purposes of the Policy, the Company may substitute shares of another Underlying Mutual Fund for shares already purchased or to be purchased in the future by Net Premium payments under the Policy. No substitution of securities in the Variable Account may take place without prior approval of the Securities and Exchange Commission, and under such requirements as it and any state insurance department may impose.

VOTING RIGHTS


Voting rights under the Policies apply ONLY with respect to Cash Value allocated to the Sub-Accounts.

In accordance with its view of applicable law, the Company will vote the shares of the Underlying Mutual Funds at regular and special meetings of the shareholders. These shares will be voted in accordance with instructions received from Policy Owners. If the 1940 Act or any regulation thereunder should be amended or if the present interpretation changes, permitting the Company to vote the shares of the Underlying Mutual Funds in its own right, it may elect to do so.

The Policy Owner is the person who has voting interest under the Policy. The number of Underlying Mutual Fund shares attributable to each Policy Owner is determined by dividing any portion of the Policy's Cash Value derived from participation in that Underlying Mutual Fund by the Net Asset Value of one share of that Underlying Mutual Fund corresponding to the Sub-Account.

The number of shares which may be voted will be determined as of a date chosen by the Company, but not more than 90 days prior to the meeting of the Underlying Mutual Fund. Voting instructions will be solicited by written communication at least 21 days prior to such meeting. Each person having a voting interest will receive periodic reports relating to the Underlying Mutual Fund, proxy material and a form with which to give such voting instructions. Underlying Mutual Fund shares held by the Company or by the Variable Account as to which no timely instructions are received will be voted by the Company in the same proportion as the voting instructions which are received.


Notwithstanding contrary Policy Owner voting instructions, the Company may vote Underlying Mutual Fund shares in any manner necessary to enable the Underlying Mutual Fund to: (1) make or refrain from making any change in the investments or investment policies for any of the Underlying Mutual Funds, if required by an insurance regulatory authority; (2) refrain from making any change in the investment policies or any investment adviser or principal underwriter of any portfolio which may be initiated by Policy Owners or the Underlying Mutual Fund's Board of Directors, provided the Company's disapproval of the change is reasonable and, in the case of a change in the investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the portfolio's objective and purposes; or (3) enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.

                         INFORMATION ABOUT THE POLICIES

UNDERWRITING AND ISSUANCE


-Minimum Requirements for Issuance of a Policy

The Policies are designed to provide life insurance coverage and the flexibility to vary the amount and frequency of premium payments. At issue, the Policy Owner selects the initial Specified Amount and premium. The minimum Specified Amount is $50,000 ($100,000 in Pennsylvania, New Jersey, Texas, Alabama and New York) for non-preferred policies and $100,000 for preferred policies. Policies may be issued to Insureds who are 80 or younger at the time of issue. Before issuing any Policy, the Company requires satisfactory evidence of insurability which may include a medical examination.


-Premium Payments

The Initial Premium for a Policy is payable in full at the Home Office or to an authorized agent. Upon payment of an initial premium, temporary insurance may be provided, subject to a maximum amount. The effective date of permanent insurance coverage is dependent upon completion of all underwriting requirements, payment of Initial Premium, and delivery of the Policy while the Insured is still living.

Premiums, other than the Initial Premium, may be made at any time while the Policy is in force subject to the limits described below. During the Guaranteed Policy Continuation Period, the total premium payments less any Policy Indebtedness and less any partial surrenders must be greater than or equal to the sum of the Minimum Monthly Premiums in order to guarantee the Policy remain in force. The Minimum Monthly Premiums are shown in the Policy data page.

Each premium payment must be at least $50. Additional premium payments may be made at any time while the Policy is in force. However, the Company reserves the right to require satisfactory evidence of insurability before accepting any additional premium payment which results in an increase in the Net Amount At Risk. Also, the Company will refund any portion of any premium payment which is determined to be in excess of the premium limit established by law to qualify the Policy as a contract for life insurance. The Company may also require that any existing Policy Indebtedness is repaid prior to accepting any additional premium payments. Additional premium payments or other changes to the contract, may jeopardize the Policy's non-modified endowment status. The Company will monitor premiums paid and other policy transactions and will notify the Policy Owner when non-modified endowment contract status is in jeopardy (see "Tax Matters").


ALLOCATION OF NET PREMIUM AND CASH VALUE

The designation of investment allocations will be made by the prospective Policy Owner at the time of application for a Policy. The Policy Owner may change the way in which future Net Premiums are allocated by giving written notice to the Company. All percentage allocations must be in whole numbers, and must be at least 5%. The sum of allocations must equal 100%. At the time a Policy is issued, its Cash Value will be determined as if the Policy had been issued and the Initial Net Premium is invested on the date such premium was received in good order by the Company.


In such states which require a return of premiums to those Policy Owners exercising their short term right to cancel (see "Short Term Right to Cancel Policy"), the Net Premiums will be allocated to the NSAT- Money Market Fund (for any Net Premiums allocated to a Sub-Account on the application) or the Fixed Account until the expiration of the period in which the Policy Owner may exercise his or her short-term right to cancel the Policy. At the expiration of the period in which the Policy Owner may exercise his or her short term right to cancel the Policy, shares of the Underlying Mutual Funds specified by the Policy Owner are purchased at Net Asset Value for the respective Sub-Account(s). The Policy Owner may change the allocation of Net Premiums or may transfer Cash Value from one Sub-Account to another, subject to such terms and conditions as may be imposed by each Underlying Mutual Fund and as set forth in the prospectus. Net Premiums allocated to the Fixed Account at the time of application may not be transferred prior to the first Policy Anniversary (see "Transfers" and "Investments of the Variable Account").


SHORT-TERM RIGHT TO CANCEL POLICY

A Policy may be returned for cancellation within 10 days after the Policy is received, within 45 days after the application for insurance is signed, or within 10 days after the Company mails or delivers a Notice of Right of Withdrawal, whichever is latest. The Policy can be mailed or delivered to the registered representative who sold it, or to the Company. Immediately after such mailing or delivery, the Policy will be deemed void from the beginning. The Company will refund the amount prescribed by the state in which the Policy was issued within seven days after it receives the Policy. The amount of the refund will be either the Premiums paid or the Cash Value less Indebtedness.
The scope of this right varies by state.

                                 POLICY CHARGES

DEDUCTIONS FROM PREMIUMS

The Company deducts a sales load from each premium payment received which is guaranteed never to exceed 2.5% of such premium payment. On a current basis, the sales load in all Policy Years is 2.5% of premium paid up to the Target Premium plus 0.5% of premiums in excess of the Target Premium. The total sales load actually deducted from any Policy will be equal to the sum of this front-end sales load plus any sales surrender charge.


The Company also deducts from premium payments a tax expense charge of 3.5%, on both current and guaranteed basis, of all premium payments. This charge reimburses the Company for premium taxes imposed by various state and local jurisdictions and for federal taxes imposed under Section 848 of the Code. The 3.5% tax expense rate consists of the following components: (1) a state premium tax rate of 2.25%; and (2) a federal tax rate of 1.25%. There is no charge for tax expense in the State of Oregon. However, there is a charge for administrative expenses equal to 3.5% on both a current and guaranteed basis of all premium payments.

The Company expects to pay an average state premium tax rate of approximately 2.25% of premiums for all states, although such tax rates range by state from 0% to 4%. To reimburse the Company for the payment of state premium taxes associated with the Policies in states other than Oregon, the Company deducts a charge for state premium taxes equal to 2.25% of all premium payments received. This charge may be more or less than the amount actually assessed by the state in which a particular Policy Owner lives. The 1.25% federal tax component is designed to reimburse the Company for expenses incurred from federal taxes imposed under Section 848 of the Code. The Company does not expect to make a profit from this charge.

SURRENDER CHARGES

The Company will deduct a Surrender Charge from the Policy's Cash Value for any Policy surrendered during the first nine Policy Years. The maximum initial Surrender Charge varies by issue age, sex, Specified Amount and underwriting classification and is calculated based on the initial Specified Amount. The following table illustrates the maximum initial Surrender Charge per $1,000 of initial Specified Amount for Policies which are issued on a standard basis (see Appendix 1 for specific examples).

                    Initial Specified Amount $50,000-$99,999
                    ----------------------------------------

      Issue                Male                    Female                   Male                   Female
       Age              Non-Tobacco             Non-Tobacco               Standard                Standard
      ----              -----------             -----------               --------                --------
       25                $7.773                  $7.518                   $8.369                  $7.818
       35                 8.817                   8.396                    9.811                   8.889
       45                12.185                  11.390                   13.884                  12.164
       55                15.628                  13.995                   18.410                  15.106
       65                22.274                  19.043                   26.559                  20.607

                       Initial Specified Amount $100,000+
                       ----------------------------------


      Issue                Male                    Female                   Male                   Female
       Age              Non-Tobacco             Non-Tobacco               Standard                Standard
      ----              -----------             -----------               --------                --------
       25                $5.773                  $5.518                   $6.369                  $5.818
       35                 6.817                   6.396                    7.811                   6.889
       45                 9.685                   8.890                   11.384                   9.664
       55                13.128                  11.495                   15.910                  12.606
       65                21.274                  18.043                   25.559                  19.607

The Surrender Charge is comprised of two components: an underwriting component and sales component. The underwriting component varies by issue age in the following manner:

                              Charge per $1,000 of
                            Initial Specified Amount
                            ------------------------


      Issue            Specified Amounts           Specified Amounts
       Age            less than $100,000           $100,000 or more
      -----           -------------------          -------------------
       0-35                  $6.00                        $4.00
      36-55                   7.50                         5.00
      56-80                   7.50                         6.50



The underwriting component is designed to cover the administrative expenses associated with underwriting and issuing the Policy, including the costs of processing applications, conducting medical exams, determining insurability and the Insured's underwriting class, and establishing policy records. The Company does not expect to profit from the underwriting component. The Surrender Charge may be insufficient to recover certain expenses related to the sale of the Policies. Unrecovered expenses are borne by the Company's general assets which may include profits, if any, from mortality and expense risk charges (see "Deductions from the Cash Value"). Additional premiums and/or income earned on assets in the Variable Account have no effect on these charges. The remainder of the Surrender Charge which is not attributable to the underwriting component represents the sales component. In no event will this component exceed 26-1/2% of the lesser of the Securities and Exchange Commission Guideline Level Premium required in the first year or the premiums actually paid in the first year. The purpose of the sales component is to reimburse the Company for some of the expenses incurred in the distribution of the Policies. The Company also deducts 3.5% of each premium for sales load (see "Deductions from Premiums").


Policies that are surrendered during the first nine Policy Years following an increase in the Specified Amount will incur a Surrender Charge associated with the increase. This Surrender Charge is comprised of an underwriting component and sales component. The maximum initial Surrender Charge associated with the increase is based on the attained age at the time of the increase, the underwriting classification of the increase, sex, and the amount of the increase in Specified Amount. The actual initial Surrender Charge associated with the increase is based upon the maximum initial Surrender Charge and the premium received within one year of the increase in Specified Amount.

Increases that are caused by a change in death benefit option (see "Changes in the Death Benefit Option") that preserve the Net Amount At Risk are not subject to a Surrender Charge. The Surrender Charge associated with the increase for Policy Years following the increase is a percentage of the initial Surrender Charge.

The following table illustrates the maximum initial Surrender Charge per $1,000 of Specified Amount increase for Policies increasing coverage on a standard basis.

                 Issue                Male                 Female                Male                Female
                  Age              Non-Tobacco          Non-Tobacco            Standard             Standard
                  ---              -----------          -----------            --------             --------
                  25                  $3.464               $3.311                $3.821               $3.491
                  35                   4.090                3.837                 4.686                4.133
                  45                   5.811                5.334                 6.830                5.798
                  55                   7.877                6.897                 9.546                7.563
                  65                  12.764               10.826                15.335               11.764

-Reductions to Surrender Charges

The Surrender Charges are reduced in subsequent Policy Years in the following manner:

                      Surrender Charge                          Surrender Charge
    Completed        as a % of Initial        Completed        as a % of Initial
  Policy Years       Surrender Charges       Policy Years      Surrender Charges
  ------------       -----------------       ------------      -----------------
        0                   100%                  5                   60%
        1                   100%                  6                   50%
        2                    90%                  7                   40%
        3                    80%                  8                   30%
        4                    70%                  9+                   0%

The renewal surrender charge is reduced by any partial surrender charge actually paid on previous decreases in Specified Amount.

For the Initial Specified Amount, a completed Policy Year (in the chart above) is measured from the Issue Date. For any increase in Specified Amount, a completed Policy Year (in the chart above) is measured from the effective date of the increase.

Special guaranteed maximum Surrender Charges apply in Pennsylvania (see Appendix
1).

Decreases in Specified Amount requested by a Policy Owner will incur a proportional Surrender Charge. This proportion is equal to the decrease in Specified Amount divided by the Specified Amount prior to the decrease. In the case of a Policy with prior increases, these fractional surrender charges will be calculated separately for the Initial Specified Amount and each increase in Specified Amount. For a Policy with prior increases in Specified Amounts, these decreases will be made on a LIFO (last in first out) basis and therefore decrease each segment in reverse order of its effective date.


Decreases in Specified Amount resulting from a partial surrender or a death benefit option change that preserves the Net Amount Risk will be not incur a proportional Surrender Charge.


DEDUCTIONS FROM CASH VALUE

The Company also deducts the following charges from the Policy's Cash Value on the Policy Date and each subsequent Monthly Anniversary Day:

            -  monthly cost of insurance charges; plus

            -  monthly cost of any additional benefits provided by riders; plus

            -  monthly administrative expense charge; plus

            -  mortality and expense risk charge.


Mortality and expense risk deductions will be charged proportionally to the Cash Value in each Sub-Account. Other deductions will be charged proportionately to the Cash Value in each Sub-Account and the Fixed Account.

-Monthly Cost of Insurance

The monthly cost of insurance charge for each policy month is determined by multiplying the monthly cost of insurance rate by the Net Amount At Risk.

If death benefit Option 1 or Option 3 is in effect and there have been increases in the Specified Amount, then the Cash Value shall first be considered a part of the initial Specified Amount. If the Cash Value exceeds the initial Specified Amount, it shall then be considered a part of the additional increases in Specified Amount resulting from the increases in the order of the increases.

Monthly cost of insurance rates will not exceed those guaranteed in the Policy. Guaranteed cost of insurance rates for Policies issued on Specified Amounts less than $100,000 are based on the 1980 Commissioners Extended Term Mortality Table, Age Last Birthday (1980 CET). Guaranteed cost of insurance rates for Policies issued on Specified Amounts $100,000 or more are based on the 1980 Commissioners Standard Ordinary Mortality Table, Age Last Birthday (1980 CSO). Guaranteed cost of insurance rates for Policies issued on a substandard basis are based on appropriate percentage multiples of the guaranteed cost of insurance rate on a standard basis. These mortality tables are sex distinct. In addition, separate mortality tables will be used for tobacco and non-tobacco.

For group or sponsored arrangements (including employees of the Company and their family members) and for special exchange programs which the Company may make available from time to time, the mortality tables are unisex.


For Policies issued in the State of Montana, the mortality tables are unisex.


The rate class of an Insured may affect the cost of insurance rate. The Company currently places Insureds into both standard rate classes and substandard classes that involve a higher mortality risk. In an otherwise identical Policy, an Insured in the standard rate class will have a lower cost of insurance than an Insured in a rate class with higher mortality risks. The Company may also issue certain Policies on a "Non Medical" basis to certain categories of individuals. Due to the underwriting criteria established for Policies issued on a Non Medical basis, actual rates will be higher than the current cost of insurance rates being charged under Policies that are medically underwritten.

-Monthly Administrative Charge

The Company deducts a monthly Administrative Expense Charge to reimburse it for certain expenses related to maintenance of the Policies, accounting and record keeping and periodic reporting to Policy Owners. This charge is designed only to reimburse the Company for certain actual administrative expenses. The Company does not expect to recover from this charge any amount in excess of aggregate maintenance expenses. Currently, this charge is $10 per month in the first year, $5 per month in renewal years. The Company may at its sole discretion increase this charge. However, the Company guarantees that this charge will never exceed $10 per month in the first year and $7.50 per month in renewal years.

-Mortality and Expense Risk Charge

The Company assumes certain risks for guaranteeing the mortality and expense charges. The mortality risks assumed under the Policies is that the Insured may not live as long as expected. The expense risk assumed is that the actual expenses incurred in issuing and administering the Policies may be greater than expected. In addition, the Company assumes risks associated with the non-recovery of policy issue, underwriting and other administrative expenses due to Policies which lapse or are surrendered in the early Policy Years.


To compensate the Company for assuming these risks associated with the Policies, the Company deducts on a monthly basis from the Cash Value attributable to the Variable Account a charge to provide for mortality and expense risks. This charge is equivalent to an annual effective rate of 0.60% of the first $25,000 of Cash Value attributable to the Variable Account, 0.30% of the next $225,000 of Cash Value attributable to the Variable Account, and 0.10% of Cash Value attributable to the Variable Account in excess of $250,000. These charges are all guaranteed. To the extent that future levels of mortality and expenses are less than or equal to those expected, the Company may realize a profit from this charge. The Surrender Charge may be insufficient to recover certain expenses related to the sale of the Policies. Unrecovered expenses are born by the Company's general assets which may include profits, if any, from mortality and expense risk charges (see "Surrender Charges").

The Company does not currently assess any charge for income taxes incurred by the Company as a result of the operations of the Sub-Accounts (see "Taxation of the Company"). The Company reserves the right to assess a charge for such taxes against the Variable Account if the Company determines that such taxes will be incurred.

REDUCTION OF CHARGES

The Policy is available for purchase by individuals, corporations and other groups. For group or sponsored arrangements (including employees of the Company and their family members) and for special exchange programs which the Company may make available from time to time, the Company reserves the right to reduce or eliminate the sales load, mortality and expense risk charges, surrender charge, monthly administrative charge, monthly cost of insurance charges or other charges normally assessed on certain multiple life cases where it is expected that the size or nature of such cases will result in savings of sales, underwriting, administrative or other costs.

Eligibility for and the amount of these reductions will be determined by a number of factors, including the number of Insureds, the total premium expected to be paid, total assets under management for the Policy Owner, the nature of the relationship among individual Insureds, the purpose for which the Policies are being purchased, the expected persistency of individual Policies, and any other circumstances which, in the opinion of the Company is rationally related to the expected reduction in expenses. The extent and nature of reductions may change from time to time. Any variations in the charge structure will be determined in a uniform manner reflecting differences in costs of services and not unfairly discriminatory to Policy Owners.

EXPENSES OF THE UNDERLYING MUTUAL FUNDS

Underlying Mutual Fund shares are purchased at Net Asset Value, which reflects the deduction of investment management fees and certain other expenses. The management fees are charged by each Underlying Mutual Fund's investment adviser for managing the Underlying Mutual Fund and selecting its portfolio of securities. Other Underlying Mutual Fund expenses can include such items as interest expense on loans and contracts with transfer agents, custodians, and other companies that provide services to the Underlying Mutual Fund.

                     UNDERLYING MUTUAL FUND ANNUAL EXPENSES
                     --------------------------------------

                          (AFTER EXPENSE REIMBURSEMENT)
                          -----------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                   Management                                                   Total Portfolio
                                                      Fees            Other Expenses         12b-1 Fees        Operating Expenses
-----------------------------------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc. -          0.70%                0.00%                0.00%                0.70%
American Century VP Income & Growth
-----------------------------------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc. -          1.50%                0.00%                0.00%                1.50%
American Century VP International
-----------------------------------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc. -          1.00%                0.00%                0.00%                1.00%
American Century VP Value
-----------------------------------------------------------------------------------------------------------------------------------
The Dreyfus Socially Responsible Growth               0.75%                0.01%                0.00%                0.76%
Fund, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Dreyfus Stock Index Fund, Inc.                        0.25%                0.03%                0.00%                0.28%
-----------------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable Investment Fund - Capital            0.75%                0.05%                0.00%                0.80%
Appreciation Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio:                 0.50%                0.05%                0.10%                0.65%
Service Class
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio:  Service Class         0.60%                0.07%                0.10%                0.77%
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP High Income Portfolio:  Service          0.59%                0.11%                0.10%                0.80%
Class
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Portfolio:  Service             0.75%                0.16%                0.10%                1.01 %
Class
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Contrafund Portfolio:                 0.60%                0.08%                0.10%                0.78%
Service Class
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP III Growth Opportunities                 0.60%                0.13%                0.10%                0.83%
Portfolio:  Service Class
-----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Universal Funds, Inc. -                0.04%                1.26%                0.00%                1.30%
Emerging Markets Debt Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
NSAT - Capital Appreciation Fund                      0.60%                0.09%                0.00%                0.69%
-----------------------------------------------------------------------------------------------------------------------------------
NSAT - Government Bond Fund                           0.50%                0.08%                0.00%                0.58%
-----------------------------------------------------------------------------------------------------------------------------------
NSAT - Money Market Fund                              0.40%                0.08%                0.00%                0.48%
-----------------------------------------------------------------------------------------------------------------------------------
NSAT - Total Return Fund                              0.60%                0.07%                0.00%                0.67%
-----------------------------------------------------------------------------------------------------------------------------------
NSAT - Nationwide Balanced Fund                       0.75%                0.15%                0.00%                0.90%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

NSAT - Nationwide Equity Income Fund                  0.80%                0.15%                0.00%                0.95%
-----------------------------------------------------------------------------------------------------------------------------------
NSAT - Nationwide Global Equity Fund                  1.00%                0.20%                0.00%                1.20%
-----------------------------------------------------------------------------------------------------------------------------------
NSAT - Nationwide High Income Bond Fund               0.80%                0.15%                0.00%                0.95%
-----------------------------------------------------------------------------------------------------------------------------------
NSAT - Nationwide Multi-Sector Bond Fund              0.75%                0.15%                0.00%                0.90%
-----------------------------------------------------------------------------------------------------------------------------------
NSAT - Nationwide Select Advisers Mid Cap             1.05%                0.15%                0.00%                1.20%
Fund
-----------------------------------------------------------------------------------------------------------------------------------
NSAT - Nationwide Small Cap Value Fund                0.90%                0.15%                0.00%                1.05%
-----------------------------------------------------------------------------------------------------------------------------------
NSAT - Nationwide Small Company Fund                  1.00%                0.11%                0.00%                1.11%
-----------------------------------------------------------------------------------------------------------------------------------
NSAT - Nationwide Strategic Growth Fund               0.90%                0.10%                0.00%                1.00%
-----------------------------------------------------------------------------------------------------------------------------------
NSAT - Nationwide Strategic Value Fund                0.90%                0.10%                0.00%                1.00%
-----------------------------------------------------------------------------------------------------------------------------------
Neuberger & Berman AMT - Guardian Portfolio           0.60%                0.40%                0.00%                1.00%
-----------------------------------------------------------------------------------------------------------------------------------
Neuberger & Berman AMT - Mid-Cap Growth               0.60%                0.40%                0.00%                1.00%
Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Neuberger & Berman AMT - Partners Portfolio           0.80%                0.06%                0.00%                0.86%
-----------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Variable Account Funds -                  0.71%                0.02%                0.00%                0.73%
Oppenheimer Aggressive Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Variable Account Funds -                  0.73%                0.02%                0.00%                0.75%
Oppenheimer Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Variable Account Funds -                  0.75%                0.08%                0.00%                0.83%
Oppenheimer Growth & Income Fund
-----------------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust -                   0.80%                0.00%                0.00%                0.80%
Worldwide Emerging Markets Fund
-----------------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust -                   1.00%                0.17%                0.00%                1.17%
Worldwide Hard Assets Fund
-----------------------------------------------------------------------------------------------------------------------------------
Van Kampen American Capital Life Investment           1.00%                0.07%                0.00%                1.07%
Trust - Morgan Stanley Real Estate
Securities Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust - Growth & Income                0.65%                0.35%                0.00%                1.00%
Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust - International Equity           1.00%                0.35%                0.00%                1.35%
Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust - Post-Venture Capital           1.07%                0.33%                0.00%                1.40%
Portfolio

The Mutual Fund expenses shown above are assessed at the Underlying Mutual Fund level and are not direct charges against Variable Account assets or reductions from Cash Values. These Underlying Mutual Fund expenses are taken into consideration in computing each Underlying Mutual Fund's Net Asset Value, which is the share price used to calculate the unit values of the Variable Account. The management fees and other expenses are more fully described in the prospectuses for each individual Underlying Mutual Fund. The information relating to the Underlying Mutual Fund expenses was provided by the Underlying Mutual Fund and was not independently verified by the Company. The following Underlying Mutual Funds are subject to the following fee waiver and/or expense reimbursement arrangements:

----------------------------- ----------------------------------------------------------------------------------------------
            FUND              EXPENSES WITHOUT REIMBURSEMENT FOR WAIVER
----------------------------- ----------------------------------------------------------------------------------------------
                              The Management  Fees, Other Expenses and Total Portfolio  Operating  Expenses are net of any
Fidelity VIP Equity -         fee waivers or expense  reimbursements.  The investment  adviser has  voluntarily  agreed to
Income Portfolio:             reimburse a portion of the management fees and/or other expenses resulting in a reduction of
Service Class                 total expenses.  Without such waivers or  reimbursement,  Management Fees would have equaled
                              0.50%,  Other Expenses would have equaled 0.18% and Total Portfolio Operating Expenses would have equaled 0.68%.
----------------------------- ----------------------------------------------------------------------------------------------

Fidelity VIP Growth           The Management  Fees, Other Expenses and Total Portfolio  Operating  Expenses are net of any
Portfolio: Service Class      fee waivers or expense  reimbursements.  The investment  adviser has  voluntarily  agreed to reimburse a portion of the management fees and/or other expenses resulting in a reduction of total expenses.  Without such waivers or reimbursements,  Management Fees would have equaled
                              0.60%,  Other Expenses would have equaled 0.19% and Total Portfolio Operating Expenses would have equaled 0.79%.
----------------------------- ----------------------------------------------------------------------------------------------
Fidelity VIP Overseas         The Management  Fees, Other Expenses and Total Portfolio  Operating  Expenses are net of any
Portfolio: Service Class      fee waivers or expense  reimbursements.  The investment  adviser has  voluntarily  agreed to reimburse a portion of the management fees and/or other expenses resulting in a reduction of total expenses.  Without such waivers or reimbursements,  Management Fees would have equaled
                              0.75%,  Other Expenses would have equal 0.27% and Total Portfolio Operating Expenses would have equaled 1.02%.
----------------------------- ----------------------------------------------------------------------------------------------

------------------------------ ---------------------------------------------------------------------------------------------

            FUND               EXPENSES WITHOUT REIMBURSEMENT FOR WAIVER
------------------------------ ---------------------------------------------------------------------------------------------
Fidelity VIP II Contrafund     The Management Fees, Other Expenses and Total Portfolio  Operating  Expenses are net of any
Portfolio: Service Class       fee waivers or expense  reimbursements.  The investment  adviser has voluntarily  agreed to reimburse a portion of the management  fees and/or other expenses  resulting in a reduction of total  expenses.  Without such  waivers or  reimbursements,  Management  Fees would have equaled 0.60%, Other Expenses would have equaled 0.21% and Total Portfolio Operating
                               Expenses would have equaled 0.81%.
------------------------------ ---------------------------------------------------------------------------------------------
Fidelity VIP III Growth        The Management Fees, Other Expenses and Total Portfolio  Operating  Expenses are net of any
Opportunities Portfolio:       fee waivers or expense  reimbursements.  The investment  adviser has voluntarily  agreed to
Service Class                  reimburse a portion of the management  fees and/or other expenses  resulting in a reduction of total  expenses.  Without such  waivers or  reimbursements,  Management  Fees would have equaled 0.60%, Other Expenses would have equaled 0.24% and Total Portfolio Operating
                               Expenses would have equaled 0.84%.
------------------------------ ---------------------------------------------------------------------------------------------
Morgan Stanley Universal       The Management Fees, Other Expenses and Total Portfolio  Operating  Expenses are net of any
Funds, Inc. - Emerging         fee waivers or expense  reimbursements.  The investment  adviser has voluntarily  agreed to
Markets Debt Portfolio         reimburse a portion of the management  fees and/or other expenses  resulting in a reduction of total  expenses.  Without such  waivers or  reimbursements,  Management  Fees would have equaled 0.80%, Other Expenses would have equaled 1.26% and Total Portfolio Operating
                               Expenses would have equaled 2.06%.
------------------------------ ---------------------------------------------------------------------------------------------

NSAT-Nationwide Balanced Fund  The Management Fees, Other Expenses and Total Portfolio  Operating  Expenses are net of any
                               fee waivers or expense  reimbursements.  The investment  adviser has voluntarily  agreed to reimburse a portion of the management  fees and/or other expenses  resulting in a reduction of total  expenses.  Without such  waivers or  reimbursements,  Management  Fees would have equaled 0.75%, Other Expenses would have equaled 4.15% and Total Portfolio Operating
                               Expenses would have equaled 4.90%.
------------------------------ ---------------------------------------------------------------------------------------------

NSAT-Nationwide Equity         The Management Fees, Other Expenses and Total Portfolio  Operating  Expenses are net of any
Income Fund                    fee waivers or expense  reimbursements.  The investment  adviser has voluntarily  agreed to reimburse a portion of the management  fees and/or other expenses  resulting in a reduction of total  expenses.  Without such  waivers or  reimbursements,  Management  Fees would have equaled 0.80%, Other Expenses would have equaled 4.83% and Total Portfolio Operating
                               Expenses would have equaled 5.63%.
------------------------------ ---------------------------------------------------------------------------------------------

NSAT-Nationwide Global         The Management Fees, Other Expenses and Total Portfolio  Operating  Expenses are net of any
Equity Fund                    fee waivers or expense  reimbursements.  The investment  adviser has voluntarily  agreed to reimburse a portion of the management  fees and/or other expenses  resulting in a reduction of total  expenses.  Without such  waivers or  reimbursements,  Management  Fees would have equaled 1.00%, Other Expenses would have equaled  1.84% and Total Portfolio Operating
                               Expenses would have equaled 2.84%.
------------------------------ ---------------------------------------------------------------------------------------------

NSAT-Nationwide High Income    The Management Fees, Other Expenses and Total Portfolio  Operating  Expenses are net of any
Bond Fund                      fee waivers or expense  reimbursements.  The investment  adviser has voluntarily  agreed to reimburse a portion of the management  fees and/or other expenses  resulting in a reduction of total  expenses.  Without such  waivers or  reimbursements,  Management  Fees would have equaled 0.80%, Other Expenses would have equaled 1.38% and Total Portfolio Operating
                               Expenses would have equaled 2.18%.
------------------------------ ---------------------------------------------------------------------------------------------

NSAT-Nationwide Multi-Sector   The Management Fees, Other Expenses and Total Portfolio  Operating  Expenses are net of any
Bond Fund                      fee waivers or expense  reimbursements.  The investment  adviser has voluntarily  agreed to reimburse a portion of the management  fees and/or other expenses  resulting in a reduction of total  expenses.  Without such  waivers or  reimbursements,  Management  Fees would have equaled 0.75%, Other Expenses would have equaled 3.66% and Total Portfolio Operating
                               Expenses would have equaled 4.41%.
------------------------------ ---------------------------------------------------------------------------------------------

NSAT-Nationwide Select         The Management Fees, Other Expenses and Total Portfolio  Operating  Expenses are net of any
Advisers Mid Cap Fund          fee waivers or expense  reimbursements.  The investment  adviser has voluntarily  agreed to reimburse a portion of the management  fees and/or other expenses  resulting in a reduction of total  expenses.  Without such  waivers or  reimbursements,  Management  Fees would have equaled 1.05%, Other Expenses would have equaled 2.26% and Total Portfolio Operating
                               Expenses would have equaled 3.31%.
------------------------------ ---------------------------------------------------------------------------------------------

NSAT-Nationwide Small Cap      The Management Fees, Other Expenses and Total Portfolio  Operating  Expenses are net of any
Value Fund                     fee waivers or expense  reimbursements.  The investment  adviser has voluntarily  agreed to reimburse a portion of the management  fees and/or other expenses  resulting in a reduction of total  expenses.  Without such  waivers or  reimbursements,  Management  Fees would have equaled 0.90%, Other Expenses would have equaled 5.41% and Total Portfolio Operating
                               Expenses would have equaled 6.31%.
------------------------------ ---------------------------------------------------------------------------------------------

NSAT-Nationwide Strategic      The Management Fees, Other Expenses and Total Portfolio  Operating  Expenses are net of any
Growth Fund                    fee waivers or expense  reimbursements.  The investment  adviser has voluntarily  agreed to reimburse a portion of the management  fees and/or other expenses  resulting in a reduction of total  expenses.  Without such  waivers or  reimbursements,  Management  Fees would have equaled 0.90%, Other Expenses would have equaled 5.43% and Total Portfolio Operating
                               Expenses would have equaled 6.33%.
------------------------------ ---------------------------------------------------------------------------------------------
NSAT-Nationwide Strategic      The Management Fees, Other Expenses and Total Portfolio  Operating  Expenses are net of any
Value Fund                     fee waivers or expense  reimbursements.  The investment  adviser has voluntarily  agreed to reimburse a portion of the management  fees and/or other expenses  resulting in a reduction of total  expenses.  Without such  waivers or  reimbursements,  Management  Fees would have equaled 0.90%, Other Expenses would have equaled 4.64% and Total Portfolio Operating
                               Expenses  would have equaled 5.54%.
------------------------------ ---------------------------------------------------------------------------------------------

------------------------------ ---------------------------------------------------------------------------------------------

            FUND               EXPENSES WITHOUT REIMBURSEMENT FOR WAIVER
------------------------------ ---------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance    The Management Fees, Other Expenses and Total Portfolio Operating Expenses are net of any
Trust - Worldwide Emerging     fee waivers or expense reimbursements. The investment adviser has voluntarily agreed to
Markets Fund                   reimburse a portion of the management fees and/or other expenses resulting in a reduction of total  expenses.  Without such  waivers or  reimbursements,  Management  Fees would have equaled 1.00%, Other Expenses would have equaled 0.34% and Total Portfolio Operating Expenses would have equaled 1.34%.
------------------------------ ---------------------------------------------------------------------------------------------

Van Eck Worldwide Insurance    The Management Fees, Other Expenses and Total Portfolio Operating Expenses are net of any
Trust - Worldwide Hard         fee waivers or expense reimbursements. The investment adviser has voluntarily agreed to
Assets Fund                    reimburse a portion of the management fees and/or other expenses resulting in a reduction of total  expenses.  Without such  waivers or  reimbursements, Management  Fees would have equaled 1.00%, Other Expenses would have equaled 0.18% and Total Portfolio Operating Expenses would have equaled 1.18%.
------------------------------ ---------------------------------------------------------------------------------------------

Warburg Pincus Trust -         The Management Fees, Other Expenses and Total Portfolio  Operating  Expenses are net of any
Growth & Income Portfolio      fee waivers or expense  reimbursements.  The investment  adviser has voluntarily  agreed to reimburse a portion of the management  fees and/or other expenses  resulting in a reduction of total  expenses.  Without such  waivers or  reimbursements,  Management  Fees would have equaled 0.75%, Other Expenses would have equaled 0.45% and Total Portfolio Operating
                               Expenses would have equaled 1.20%.
------------------------------ ---------------------------------------------------------------------------------------------

Warburg Pincus Trust -         The Management Fees, Other Expenses and Total Portfolio Operating Expenses are net of any
International Equity           fee waivers or expense reimbursements. The investment adviser has voluntarily agreed to
Portfolio                      reimburse a portion of the management fees and/or other expenses resulting in a reduction of total expenses. Without such waivers or reimbursements, Management Fees would have equaled 1.00%, Other Expenses would have equaled 0.36% and Total Portfolio Operating
                               Expenses would have equaled 1.36%.
------------------------------ ---------------------------------------------------------------------------------------------

Warburg Pincus Trust -         The Management Fees, Other Expenses and Total Portfolio Operating Expenses are net of any
Post-Venture Capital           fee waivers or expense reimbursements. The investment adviser has voluntarily agreed to
Portfolio                      reimburse a portion of the management fees and/or other expenses resulting in a reduction of total  expenses.  Without such  waivers or  reimbursements,  Management Fees would have equaled 1.25%, Other Expenses would have equaled 0.33% and Total Portfolio
                               Operating Expenses would have equaled 1.58%
------------------------------ ---------------------------------------------------------------------------------------------


The information relating to the Underlying Mutual Fund expenses was provided by the Underlying Mutual Fund and was not independently verified by the Company.

The Underlying Mutual Fund expenses shown above are assessed at the Underlying Mutual Fund level and are not direct charges against the Variable Account or reductions in Cash Value. These Underlying Mutual Fund expenses are taken into consideration in computing each Underlying Mutual Fund's Net Asset Value, which is the share price used to calculate the Variable Account's unit value. The management fees and other expenses are more fully described in the prospectuses for each individual Underlying Mutual Fund.

                            HOW THE CASH VALUE VARIES

On any date during the Policy Year, the Cash Value equals the Cash Value on the preceding Valuation Date, plus any Net Premium applied since the previous Valuation Date, minus any partial surrenders, plus or minus any investment results, minus any surrender charge for decreases in Specified Amount, and less any Policy Charges.

There is no guaranteed Cash Value. The Cash Value will vary with the investment experience of the Variable Account and/or the daily crediting of interest in the Fixed Account and Policy Loan Account depending on the allocation of Cash Value by the Policy Owner.

HOW THE INVESTMENT EXPERIENCE IS DETERMINED

The Cash Value in each Sub-Account is converted to Accumulation Units. The conversion is accomplished by dividing the amount of Cash Value allocated to a Sub-Account by the value of an Accumulation Unit for the Sub-Account of the Valuation Period during which the allocation occurs.

The value of an Accumulation Unit for each Sub-Account was arbitrarily set initially at $10 when the Underlying Mutual Fund shares in that Sub-Account were available for purchase. The value for any subsequent Valuation Period is determined by multiplying the Accumulation Unit value for each Sub-Account for the immediately preceding Valuation Period by the net investment factor for the Sub-Account during the subsequent Valuation Period. The value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. The number of Accumulation Units will not change as a result of investment experience.

NET INVESTMENT FACTOR

The net investment factor for any Valuation Period is determined by dividing (a) by (b) where:

(a)    is the net of:


       (1) the Net Asset Value per share of the Underlying Mutual Fund held in the Sub-Account determined at the end of the current Valuation Period; and


       (2) the per share amount of any dividend or income distributions made by the Underlying Mutual Fund held in the Sub-Account if the "ex-dividend" date occurs during the current Valuation Period.

(b) is the Net Asset Value per share of the Underlying Mutual Fund held in the Sub-Account determined at the end of the immediately preceding Valuation Period (see "Taxation of the Company").


The net investment factor may be greater or less than one; therefore, the value of an Accumulation Unit may increase or decrease. Currently, the Company does not maintain a tax reserve with respect to the Policies since income with respect to the Underlying Mutual Funds is not taxable to the Company or the Variable Account. The Company reserves the right to adjust the calculation of the net investment factor to reflect a tax reserve should such income of other items become taxable to the Company. It should be noted that changes in the net investment factor may not be directly proportional to changes in the Net Asset Value of Underlying Mutual Fund shares, because of any charge or credit for tax reserves.


DETERMINING THE CASH VALUE

The sum of the value of all Variable Account Accumulation Units attributable to the Policy and amounts credited to the Fixed Account and the Policy Loan Account is the Cash Value. The number of Accumulation Units credited per each Sub-Account are determined by dividing the net amount allocated to the Sub-Account by the Accumulation Unit Value for the Sub-Account for the Valuation Period during which the premium is received by the Company. In the event part or all of the Cash Value is surrendered or charges or deductions are made against the Cash Value, an appropriate number of Accumulation Units from the Variable Account and an appropriate amount from the Fixed Account will be deducted in the same proportion that the Policy Owner's interest in the Variable Account and the Fixed Account bears to the total Cash Value.

The Cash Value in the Fixed Account and the Policy Loan Account is credited with interest daily at an effective annual rate which the Company periodically declares. (For a description of the annual effective credited rates, see "The Fixed Account Option" and "Policy Loans.") Upon request, the Company will inform the Policy Owner of the then applicable rates for each account.

VALUATION PERIODS AND VALUATION DATES

A Valuation Period is the period commencing at the close of business on the New York Stock Exchange and ending at the close of business for the next succeeding Valuation Date. A Valuation Date is each day that the New York Stock Exchange and the Home Office are open for business or any other day during which there is sufficient degree of trading that the current Net Asset Value of the Accumulation Units might be materially affected.

                        SURRENDERING THE POLICY FOR CASH

RIGHT TO SURRENDER

The Policy Owner may surrender the Policy in full at any time while the Insured is living and receive its Cash Surrender Value. The cancellation will be effective as of the date the Company receives a proper written request for cancellation and the Policy. Such written request must be signed and, the Company may require the signature to be guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchanges, or by a commercial bank or a savings and loan, which is a member of the Federal Deposit Insurance Corporation. In some cases, the Company may require additional documentation of a customary nature.

CASH SURRENDER VALUE

The Cash Surrender Value increases or decreases daily to reflect the investment experience of the Variable Account and the daily crediting of interest in the Fixed Account and the Policy Loan Account. The Cash Surrender Value equals the Policy's Cash Value, next computed after the date the Company receives a proper written request for surrender and the Policy, minus any charges, Indebtedness or other deductions due on that date, which may also include a Surrender Charge.

PARTIAL SURRENDERS

After the Policy has been in force for one year, the Policy Owner may request a partial surrender. When a partial surrender is made, the Cash Value will be reduced by the amount of the partial surrender. Further, the Specified Amount will be reduced by the amount necessary to prevent any increase to the Net Amount At Risk, unless the partial surrender is treated as a preferred partial surrender. Partial surrenders will be permitted only if they satisfy the following requirements:

         1.    the minimum partial surrender is $200;

         2. the partial surrender may not reduce the Specified Amount below the Minimum Specified Amount;


         3. during Policy Years two through ten, the maximum amount of a partial surrender cannot exceed 10% of Cash Surrender Value as of the beginning of the Policy Year;


         4. after the completion of ten Policy Years, the maximum amount of a partial surrender is the Cash Surrender Value less the greater of $500 or three monthly deductions; and

         5. after the partial surrender, the Policy continues to qualify as life insurance.

-Preferred Partial Surrenders


A partial surrender is considered a preferred partial surrender if the following conditions are met: (1) the surrender occurs before the 15th Policy Anniversary; and (2) the surrender amount plus the amount of any previous preferred policy surrenders in that same Policy Year does not exceed 10% of the Cash Surrender Value as of the beginning of the Policy Year.


-Reduction of the Specified Amount

When a partial surrender is made, in addition to the Cash Value being reduced by the amount of the partial surrender, the Specified Amount may also be reduced, except for a preferred partial surrender. The reduction to the Specified Amount will be made in the following order: (1) against the most recent increase in the Specified Amount; (2) against the next most recent increases in the Specified Amount in succession; and (3) against the Specified Amount under the original application.

The Company reserves the right to deduct a fee from the partial surrender amount. The maximum fee is $25.00. Certain partial surrenders may result in currently taxable income and tax penalties (see "Tax Matters").

MATURITY PROCEEDS

The Maturity Date is the Policy Anniversary on or next following the Insured's 100th birthday. The maturity proceeds will be payable to the Policy Owner on the Maturity Date provided the Policy is still in force. The Maturity Proceeds will be equal to the amount of the Policy's Cash Value, less any Indebtedness.

INCOME TAX WITHHOLDING

Federal law requires the Company to withhold income tax from any portion of surrender proceeds that is subject to tax, unless the Policy Owner advises the Company, in writing, of his or her request not to withhold.

If the Policy Owner requests that the Company not withhold taxes, or if the taxes withheld are insufficient, the Policy Owner may be liable for payment of an estimated tax. The Policy Owner should consult his or her tax advisor.

In certain employer-sponsored life insurance arrangements, including equity split dollar arrangements, participants may be required to report for income tax purposes, one or more of the following: (1) the value each year of the life insurance protection provided; (2) an amount equal to any employer-paid premiums; or (3) some or all of the amount by which the current value exceeds the employer's interest in the Policy. Participants should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal advisor, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.

                                  POLICY LOANS
TAKING A POLICY LOAN

The Policy Owner may take a Policy loan at any time using the Policy as security. Maximum Policy Indebtedness is limited to Cash Value attributable to both Fixed and Policy Loan Accounts, and 90% of the Cash

Value of the Variable Account, less any Surrender Charges The Company will not grant a loan for an amount less than $200. Should the Death Proceeds become payable, the Policy be surrendered, or the Policy mature while a loan is outstanding, the amount of Policy Indebtedness will be deducted from the death benefit, Cash Surrender Value or the maturity proceeds, respectively.

Any request for a Policy loan must be in written form satisfactory to the Company. The request must be signed and, where permitted, the signature guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchanges; or by a commercial bank or a savings and loan which is a member of the Federal Deposit Insurance Corporation. Certain policy loans may result in currently taxable income and tax penalties (see "Tax Matters").

A Policy Owner considering the use of policy loans in connection with his or her retirement income plan should consult his or her personal tax adviser regarding potential tax consequences that may arise if necessary payments are not made to keep the Policy from lapsing. The amount of such payments necessary to prevent the Policy from lapsing would increase with age (see "Tax Matters").

EFFECT ON INVESTMENT PERFORMANCE

When a loan is made, an amount equal to the amount of the loan is transferred from the Variable Account to the Policy Loan Account. If the assets relating to a Policy are held in more than one Sub-Account, withdrawals from Sub-Accounts will be made in proportion to the assets in each Sub-Account at the time of the loan. Policy loans will be transferred from the Fixed Account only when insufficient amounts are available in the Sub-Accounts. The amount taken out of the Variable Account will not be affected by the Variable Account's investment experience while the loan is outstanding.

INTEREST

The annual effective loan interest rate charged on Policy Loans is 3.9%.

On a current basis, the Cash Value in the Policy Loan Account is credited with an annual effective rate of 3% during Policy Years 1 through 10 and an annual effective rate of 3.9% during the 11th and subsequent Policy Years. The Company may change the current interest crediting rate on the policy loans at any time at its sole discretion. However, the crediting rate is guaranteed never to be lower than 3% during Policy Years 1 through 10 and 3.65% during the 11th and subsequent Policy Years. In the event that it is determined that such loans will be treated, as a result of the differential between the interest crediting rate and the loan interest rate, as taxable distributions under any applicable ruling, regulation, or court decision, the Company retains the right to increase the net cost (by decreasing the interest crediting rate) on all subsequent policy loans to an amount that would result in the transaction being treated as a loan under Federal tax law. If this amount is not prescribed by such ruling, regulation, or court decision, the amount will be that which the Company considers to be more likely to result in the transaction being treated as a loan under Federal tax law.

Amounts transferred to the Policy Loan Account will earn interest daily from the date of transfer. The earned interest is transferred from the Policy Loan Account to a Variable Account or the Fixed Account on each Policy Anniversary, at the time a new loan is requested, or at the time of loan repayment. It will be allocated according to the Fund allocation factors in effect at the time of the transfer.

Interest is charged daily and is payable at the end of each Policy Year or at the time of loan repayment. Unpaid interest will be added to the existing Policy Indebtedness as of the due date and will be charged interest at the same rate as the rest of the Indebtedness.

Whenever the total Policy Indebtedness exceeds the Cash Value less any Surrender Charges, and if the Guaranteed Policy Continuation Period is not in effect, the Company will send a notice to the Policy Owner and the assignee, if any. The Policy will terminate without value 61 days after the mailing of the notice unless a sufficient repayment is made during that period. A repayment is sufficient if it is large enough to reduce the total Policy Indebtedness to an amount equal to the total Cash Value less any Surrender Charges plus an amount sufficient to continue the Policy in force for 3 months.

EFFECT ON DEATH BENEFIT AND CASH VALUE

A Policy loan, whether or not repaid, will have a permanent effect on the Death Benefit and Cash Value because the investment results of the Variable Account or the Fixed Account will apply only to the non-loaned portion of the Cash Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Variable Account or the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.

REPAYMENT

All or part of the Indebtedness may be repaid at any time while the Policy is in force during the Insured's lifetime. Any payment intended as a loan repayment, rather than a premium payment, must be identified as such. Loan repayments will be credited to the Sub-Accounts and the Fixed Account in proportion to the Policy Owner's Underlying Mutual Fund allocation factors in effect at the time of the repayment. Each repayment may not be less than $50. The Company reserves the right to require that any loan repayments resulting from Policy loans transferred from the Fixed Account must be first allocated to the Fixed Account.

                          HOW THE DEATH BENEFIT VARIES

CALCULATION OF THE DEATH BENEFIT

At issue, the Policy Owner selects the Specified Amount and the death benefit option. At issue, the Policy Owner also irrevocably elects either of the following tests qualifying the Policy as life insurance under Section 7702 of the Code: (1) Guideline Premium/Cash Value Corridor Test; or (2) the Cash Value Accumulation Test.

While the Policy is in force, the death benefit will never be less than the Specified Amount. The death benefit may vary with the Cash Value of the Policy, which depends on investment performance.

The Policy Owner may choose one of three death benefit options.

Under OPTION 1, the death benefit will be the greater of the Specified Amount or Minimum Required Death Benefit. Under OPTION 1, the amount of the death benefit will ordinarily not change for several years to reflect the investment performance and may not change at all. If investment performance is favorable, the amount of death benefit may increase. To see how and when investment performance will begin to affect death benefits, please see the illustrations.

Under OPTION 2, the death benefit will be the greater of the Specified Amount plus the Cash Value as of the date of death, or Minimum Required Death Benefit and will vary directly with the investment performance.

Under OPTION 3, the death benefit is the greater of the Minimum Required Death Benefit or the sum of the Specified Amount on the date of death and accumulated premium account which consists of all premium payments accumulated to date of death less partial surrenders accumulated to date of death. The accumulated premium account will accumulate to the date of death all premium payments less any partial surrenders. The accumulations will be calculated based on the OPTION 3 interest rate shown on the Policy data page. In no event will the accumulated premium account be less than zero or greater than the maximum accumulated premium account shown on the Policy data page.

For any death benefit option, the calculation of the Minimum Required Death Benefit is shown on the Policy Data Page. The Minimum Required Death Benefit is the lowest death benefit which will qualify the Policy as life insurance under
Section 7702 of the Code. A change in death benefit option will not be permitted if it results in the total premiums paid exceeding the then current maximum premium limitations under Section 7702 of the Code where the Policy Owner has selected Guideline Premium/Cash Value Corridor Test.

PROCEEDS PAYABLE ON DEATH

The actual Death Proceeds payable on the Insured's death will be the death benefit as described above, less any Policy Indebtedness and less any unpaid Policy Charges. Under certain circumstances, the Death Proceeds may be adjusted (see "Incontestability", "Error in Age or Sex", and "Suicide").

                  RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY

The Policy Owner may exchange the Policy for a flexible premium adjustable life insurance policy offered by the Company on the Policy Date. The benefits for the new policy will not vary with the investment experience of a separate account. The exchange must be elected within 24 months from the Policy Date. No evidence of insurability will be required.

The Policy Owner and Beneficiary under the new policy will be the same as those under the exchanged Policy on the effective date of the exchange. The new policy will have a death benefit on the exchange date not more than the death benefit of the original Policy immediately prior to the exchange date. The new policy will have the same Policy Date and issue age as the original Policy. The initial Specified Amount and any increases in Specified Amount will have the same rate class as those of the original Policy. Any Indebtedness may be transferred to the new policy.

The exchange may be subject to an equitable adjustment in rates and values to reflect variances, if any, in the rates and values between the two Policies. After adjustment, if any excess is owed the Policy Owner, the Company will pay the excess to the Policy Owner in cash. The exchange may be subject to federal income tax withholding (see "Income Tax Withholding").

                          CHANGES OF INVESTMENT POLICY

The Company may materially change the investment policy of the Variable Account. The Company must inform the Policy Owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments which may disapprove it if deemed detrimental to the interests of the Policy Owners or if it renders the Company's operations hazardous to the public. If a Policy Owner objects, the Policy may be converted to a substantially comparable General Account life insurance policy offered by the Company on the life of the Insured. The Policy Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. The Company will not require evidence of insurability for this conversion.

The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance not exceeding the death benefit of the policy converted on the date of such conversion.

            GRACE PERIOD AND GUARANTEED POLICY CONTINUATION PROVISION

GRACE PERIOD

If the Cash Surrender Value on a Monthly Anniversary Day is not sufficient to cover the current monthly deduction, and the Guaranteed Policy Continuation Provision is not in effect, a grace period will be allowed for the payment of a premium of at least four times the current monthly deduction. The Company will send the Policy Owner a notice at the start of the grace period, at the address in the application or another address specified by the Policy Owner, stating the amount of premium required. The grace period will end 61 days after the day the notice is mailed. If sufficient premium is not received by the Company by the end of the grace period, the policy will lapse without value. If Death Proceeds become payable during the grace period, the Company will pay the Death Proceeds.

GUARANTEED POLICY CONTINUATION PROVISION

This policy will not lapse during the Guaranteed Policy Continuation Period provided that on each Monthly Anniversary Day (1) is greater than or equal to
(2) where:

       (1) is the sum of all premiums paid to date minus any Indebtedness, and minus any partial surrenders; and

       (2) is the sum of Minimum Monthly Premiums required since the Policy Date including the Minimum Monthly Premium for the current Monthly Anniversary Day.


The Guaranteed Policy Continuation Period is the lesser of 30 Policy Years or the number of Policy Years until the Insured reaches Attained Age 65. For policies issued to ages greater than 55, the Guaranteed Policy Continuation Period is 10 Policy Years. This provision is subject to state restrictions.


                                  REINSTATEMENT

If the grace period ends and the Policy Owner has neither paid the required premium nor surrendered the Policy for its Cash Surrender Value, the Policy Owner may reinstate the Policy by:

       1. submitting a written request at any time within 3 years after the end of the grace period and prior to the Maturity Date;

       2.     providing evidence of insurability satisfactory to the Company;

       3. paying sufficient premium to cover all policy charges that were due and unpaid during the grace period;

       4. paying sufficient premium to keep the policy in force for 3 months from the date of reinstatement; and

       5. paying or reinstating any Indebtedness against the policy which existed at the end of the grace period.

The effective date of a reinstated policy will be the Monthly Anniversary Day on or next following the date the application for reinstatement is approved by the Company. If the Policy is reinstated, the Cash Value on the date of reinstatement, but prior to applying any premiums or loan repayments received, will be set equal to the lesser of:


       1.     the Cash Value at the end of the grace period; or


       2. the Surrender Charge for the Policy Year in which the Policy was reinstated.


Unless the Policy Owner has provided otherwise, all amounts will be allocated based on the Underlying Mutual Fund allocation factors in effect at the start of the grace period.

                            THE FIXED ACCOUNT OPTION

Under exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein is subject to the provisions of these Acts, and the Company has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus relating to the Fixed Account option. Disclosures regarding the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws concerning the accuracy and completeness of statements made in prospectuses.


As explained earlier, a Policy Owner may elect to allocate or transfer all or part of the Cash Value to the Fixed Account and the amount allocated or transferred becomes part of the General Account. The General Account consists of all assets of the Company other than those in the Variable Account and in other separate accounts that have been or may be established by the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of the General Account, and Policy Owners do not share in the investment experience of those assets. The Company guarantees that the part of the Cash Value invested under the Fixed Account option will accrue interest daily at an effective annual rate that the Company declares periodically. The Fixed Account crediting rate will not be less than an effective annual rate of 3%. Upon request the Company will inform the Policy Owner of the then applicable rate. The Company is not obligated to credit interest at a higher rate.

                     CHANGES IN EXISTING INSURANCE COVERAGE

The Policy Owner may request certain changes in the insurance coverage under the Policy. Any request must be in writing and received at the Home Office. No change will take effect unless the Cash Surrender Value, after the change, is sufficient to keep the Policy in force for at least 3 months.

SPECIFIED AMOUNT INCREASES

After the first Policy Year, the Policy Owner may request an increase to the Specified Amount. Any increase will be subject to the following conditions:

       1.     the request must be applied for in writing;

       2.     satisfactory evidence of insurability must be provided;

       3.     the increase must be for a minimum of $10,000;

       4. the Cash Surrender Value is sufficient to continue the policy in force for at least 3 months; and

       5.     age limits are the same as for a new issue.

Any approved increase will have an effective date of the Monthly Anniversary Day on or next following the date the Company approves the supplemental application. The Company reserves the right to limit the number of Specified Amount increases to one each Policy Year.

SPECIFIED AMOUNT DECREASES

After the first Policy Year, the Policy Owner may also request a decrease to the Specified Amount. Any approved decrease will be effective on the Monthly Anniversary Day on or next following the date the Company receives the request. Any such decrease shall reduce insurance in the following order:

       1.     against insurance provided by the most recent increase;

       2.     against the next most recent increases successively; and

       3. against insurance provided under the original application.

The Company reserves the right to limit the number of Specified Amount decreases to one each Policy Year. The Company will refuse a request for a decrease which would:

       1. reduce the Specified Amount to less than the Minimum Specified Amount; or

       2.     disqualify the Policy as a contract for life insurance.

CHANGES IN THE DEATH BENEFIT OPTION

After the first Policy Year, the Policy Owner may elect to change the death benefit option under the Policy from either Option 1 to Option 2, or from Option 2 to Option 1. Only one change of death benefit option is permitted per Policy Year. The effective date of such change will be the Monthly Anniversary Day following the date such change is approved by the Company.

In order for any such change in the death benefit option to become effective, the Cash Surrender Value, after such change, must be sufficient to keep the Policy in force for at least three months subsequent to said change.

The Company will adjust the Specified Amount such that the Net Amount At Risk remains constant before and after the death benefit option change. A change in death benefit option will not be permitted if it results in the total premiums paid exceeding the then current maximum premium limitations under Section 7702 of the Code where the Policy Owner has selected Guideline Premium/Cash Value Corridor Test.

                             OTHER POLICY PROVISIONS

POLICY OWNER

While the Insured is living, all rights in this Policy are vested in the Policy Owner named in the application or as subsequently changed, subject to assignment, if any.

The Policy Owner may name a contingent Policy Owner or a new Policy Owner while the Insured is living. Any change must be in a written form satisfactory to the Company and recorded at the Home Office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by the Company before it was recorded. The Company may require that the Policy be submitted for endorsement before making a change.

If the Policy Owner is other than the Insured and names no contingent Policy Owner, and dies before the Insured, the Policy Owner's rights in this Policy belong to the Policy Owner's estate.

BENEFICIARY


The Beneficiary(ies) will be as named in the application or as subsequently changed, subject to assignment, if any.


The Policy Owner may name a new Beneficiary while the Insured is living. Any change must be in a written form satisfactory to the Company and recorded at the Home Office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by the Company before it was recorded.

If any Beneficiary predeceases the Insured, that Beneficiary's interest passes to any surviving Beneficiary(ies), unless otherwise provided. Multiple Beneficiaries will be paid in equal shares, unless otherwise provided. If no named Beneficiary survives the Insureds, the Death Proceeds shall be paid to the Policy Owner or the Policy Owner's estate.

ASSIGNMENT

While the Insured is living, the Policy Owner may assign his or her rights in the policy. The assignment must be in writing, signed by the Policy Owner and recorded by the Home Office. Any assignment will not affect any payments made or actions taken by the Company before it was recorded. The Company is not responsible for any assignment not submitted for recording, nor is the Company responsible for the sufficiency or validity of any assignment. The assignment will be subject to any Indebtedness owed to the Company before it was recorded.

INCONTESTABILITY

The Company will not contest payment of the Death Proceeds based on the initial Specified Amount after the policy has been in force during the Insured's lifetime for 2 years from the Policy Date. For any increase in Specified Amount requiring evidence of insurability, the Company will not contest payment of the Death

Proceeds based on such an increase after it has been in force during the Insured's lifetime for 2 years from its effective date.

ERROR IN AGE OR SEX

If the age or sex of the Insured has been misstated, the death benefit and Cash Value will be adjusted. The amount of the death benefit will be (1) multiplied by (2) and then the result added to (3), where:

       (1)    is the Net Amount At Risk at the time of the Insured's death;

       (2) is the ratio of the monthly cost of insurance applied in the policy month of death and the monthly cost of insurance that should have been applied at the true age and sex in the policy month of death; and

       (3)    is the Cash Value at the time of the Insured's death.

The Cash Value will be adjusted to reflect the cost of insurance charges on the correct age and sex from the Policy Date.

SUICIDE

If the Insured dies by suicide, while sane or insane, within two years from the Policy Date, the Company will pay no more than the sum of the premiums paid, less any Indebtedness and less any partial surrenders. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than the amount paid for such additional benefit.

NONPARTICIPATING POLICIES

These are nonparticipating Policies on which no dividends are payable. These Policies do not share in the profits or surplus earnings of the Company.

RIDERS

A rider may be added as an addition to the policy. Riders currently include:

         1.       Maturity Extension Endorsement;
         2.       Spouse Rider;
         3.       Child Rider;
         4.       Waiver of Monthly Deductions Rider;
         5.       Accidental Death Benefit Rider;
         6.       Additional Protection Rider; and
         7.       Change of Insured Rider.

Rider availability varies by state.

                              LEGAL CONSIDERATIONS

On July 6, 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex. This decision applies only to benefits derived from premiums made on or after August 1, 1983. The policies offered by this prospectus are based upon actuarial tables which distinguish between men and women and thus the policies provide different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris on any employment related insurance or benefit program before purchasing this policy.

                          DISTRIBUTION OF THE POLICIES

The Policies will be sold by licensed insurance agents in those states where the policies may lawfully be sold. Such agents will be registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are member firms of the National Association of Securities Dealers, Inc. ("NASD"). The policies will be distributed by the General Distributor, Nationwide Advisory Services, Inc. NAS acts as general distributor for the Nationwide Multi-Flex Variable Account, Nationwide DC Variable Account, Nationwide DCVA-II, Nationwide Variable Account-II, Nationwide Variable Account-5, Nationwide Variable Account-6, Nationwide Variable Account-8, Nationwide Variable Account-9, Nationwide VA Separate Account-A, Nationwide VA Separate Account-B, Nationwide VA Separate Account-C, Nationwide VL Separate Account-A, Nationwide VL Separate Account-B, Nationwide VL Separate Account-C, Nationwide VLI Separate Account-2, Nationwide VLI Separate Account-3, Nationwide VLI Separate Account-4, NACo Variable Account and the Nationwide Variable Account, all of which are separate investment accounts of the Company or its affiliates. NAS is a wholly owned subsidiary of the Company.


NAS also acts as principal underwriter for the Nationwide Investing Foundation, Nationwide Separate Account Trust, Financial Horizons Investment Trust, Nationwide Investing Foundation II, Nationwide Investing Foundation III and Nationwide Asset Allocation Trust, which are open-end management investment companies.


Gross first year commissions plus any expense allowance payments paid by the Company on the sale of these policies provided by the General Distributor will not exceed 90% of the Target Premium plus 3% of any excess premium payments. Gross renewal commissions in years 2 through 10 paid by the Company will not exceed 3% of actual premium payment, and will not exceed 2% in Policy Years 11 and thereafter.

                               CUSTODIAN OF ASSETS

The Company serves as the custodian of the assets of the Variable Account.

                                   TAX MATTERS

POLICY PROCEEDS

Section 7702 of the Code provides that if certain tests are met, a Policy will be treated as a life insurance policy for federal tax purposes. The Company will monitor compliance with these tests. The policy should thus receive the same federal income tax treatment as fixed benefit life insurance. As a result, the Death Proceeds payable under a Policy are excludable from gross income of the beneficiary under Section 101 of the Code.


Section 7702A of the Code defines modified endowment contracts as those policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the Policy provided for paid up benefits after seven level annual premiums (see "Information about the Policies"). The Code provides for taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts (other than certain distributions to terminally ill individuals) are subject to federal income taxes in a manner similar to the way annuities are taxed. Modified endowment contract distributions are defined by the Code as amounts not received as an annuity and are taxable to the extent the Cash Value of the policy exceeds, at the time of distribution, the premiums paid into the Policy. A 10% tax penalty generally applies to the taxable portion of such distributions unless the Policy Owner is over age 59-1/2 or disabled or the distribution is part of an annuity to the Policy Owner as defined in the Code. Under certain circumstances, certain distributions made under a policy on the life of a "terminally ill individual", as that term is defined in the Code, are excludable from gross income.



The Policies offered by this prospectus may or may not be issued as modified endowment contracts. The Company will monitor premiums paid and will notify the Policy Owner when the Policy's non-modified endowment status is in jeopardy. If a Policy is not a modified endowment contract, a cash distribution during the first 15 years after a Policy is issued which causes a reduction in death benefits may still become fully or partially taxable to the Policy Owner pursuant to Section 7702(f)(7) of the Code. The Policy Owner should carefully consider this potential effect and seek further information before initiating any changes in the terms of the Policy. Under certain conditions, a Policy may become a modified endowment as a result of a material change or a reduction in benefits as defined by Section 7702A(c) of the Code.

In addition to meeting the tests required under Sections 7702, Section 817(h) of the Code requires that the investments of separate accounts such as the Variable Account be adequately diversified. Regulations under 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the Policy Owner or the Company pays an amount to the IRS. The amount will be based on the tax that would have been paid by the Policy Owner if the income, for the period the Policy was not diversified, had been received by the Policy Owner. If the failure to diversify is not corrected in this manner, the Policy Owner will be deemed the owner of the underlying securities and taxed on the earnings of his or her account.

Representatives of the IRS have suggested, from time to time, that the number of Underlying Mutual Funds available or the number of transfer opportunities available under a variable product may be relevant in determining whether the product qualifies for the desired tax treatment. No formal guidance has been issued in this area. Should the Secretary of the Treasury issue additional rules or regulations limiting the number of Underlying Mutual Funds, transfers between Underlying Mutual Funds, exchanges of Underlying Mutual Funds or changes in investment objectives of Underlying Mutual Funds such that the policy would no longer qualify as life insurance under Section 7702 of the Code, the Company will take whatever steps are available to remain in compliance.

The Company will monitor compliance with these regulations and, to the extent necessary, will change the objectives or assets of the Sub-Account investments to remain in compliance.

A total surrender or cancellation of the Policy by lapse or the maturity of the Policy on its Maturity Date may have adverse tax consequences. If the amount received by the Policy Owner plus total Policy Indebtedness exceeds the premiums paid into the Policy, the excess generally will be treated as taxable income, regardless of whether or not the Policy is a modified endowment contract.


- Withholding

Distributions of income from a modified endowment contract are subject to federal income tax withholding; however, the recipient may elect not to have the withholding taken from the distribution. A distribution of income from a modified endowment contract may be subject to mandatory back-up withholding (which cannot be waived). The mandatory back-up withholding rate is 31% of the income that is distributed and will arise of no Taxpayer Identification Number is provided to the Company, or if the IRS notifies the Company that back-up withholding is required.


-Federal Estate and Generation-Skipping Transfer Taxes


The federal estate tax is integrated with the federal gift tax under a unified tax rate schedule. In general, in 1998, an estate of less than $625,000 (inclusive of certain predeath gifts) will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate tax purposes, for certain amounts that pass to the surviving spouse.


When the Insured dies, the death benefit will generally be included in the lnsured's federal gross estate if: (1) the proceeds were payable to or for the benefit of the Insured's estate; or (2) the Insured held any "incident of ownership" in the policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the Policy Owner, such as the right to borrow on the Policy, or the right to name a new Beneficiary.

If the Policy Owner (whether or not he or she is the Insured) transfers ownership of the Policy to another person, such transfer may be subject to a federal gift tax. In addition, if such Policy Owner transfers the Policy to someone two or more generations younger than the Policy Owner, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"), the taxable amount being the value of the Policy.


Similarly, if the Beneficiary is two or more generations younger than the Insured, the payment of the Death Proceeds at the death of the Insured may be subject to the GSTT. Pursuant to regulations recently promulgated by the U.S. Treasury Department, the Company may be required to withhold a portion of the Death Proceeds and pay them directly to the IRS as the GSTT liability.


The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes.

The tax rate is a flat rate equal to the maximum estate tax rate (currently 55%), and there is a provision for an aggregate $1 million exemption. Due to the complexity of these rules, the Policy Owner should consult with counsel and other competent advisors regarding these taxes.

- Non-Resident Aliens


Pre-death distributions from modified endowment contracts to nonresident aliens ("NRAs") are generally subject to federal income tax and tax withholding, at a statutory rate of 30% of the amount of income that is distributed. The Company is required to withhold such amount from the distribution and remit it to the IRS. Distributions to certain NRAs may be subject to lower, or in certain instances zero, tax and withholding rates, if the United States has entered into an applicable treaty. However, in order to obtain the benefits of such treaty provisions, the NRA must give to the Company sufficient proof of his or her residency and citizenship in the form and manner prescribed by the IRS. In addition the NRA must obtain an individual Taxpayer Identification Number from the IRS, and furnish that number to the Company prior to the distribution. If the Company does not have the proper proof of citizenship or residency and a proper individual Taxpayer Identification Number prior to any distribution, the Company will be required to withhold 30% of the income, regardless of any treaty provision.

A pre-death distribution may not be subject to withholding where the recipient sufficiently establishes to the Company that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and that such payment is includable in the recipient's gross income for United States federal income tax purposes. Any such distributions may be subject to back-up withholding at the statutory rate (currently 31%) if not taxpayer identification number, or an incorrect taxpayer identification number, is provided.

State and local estate, inheritance, income and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or Beneficiary.

TAXATION OF THE COMPANY

The Company is taxed as a life insurance company under the Code. Since the Variable Account is not a separate entity from the Company and its operations form a part of the Company, it will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Code. Investment income and realized capital gains on the assets of the Variable Account are reinvested and taken into account in determining the value of Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Policies.

The Company does not initially expect to incur any Federal income tax liability that would be chargeable to the Variable Account. Based upon these expectations, no charge is currently being made against the Variable Account for federal income taxes. If, however, the Company determines that on a separate company basis such taxes may be incurred, it reserves the right to assess a charge for such taxes against the Variable Account.

The Company may also incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes may be made.

TAX CHANGES


The foregoing discussion, which is based on the Company's understanding of federal tax laws as they are currently interpreted by the IRS, is general and is not intended as tax advice.


The Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of the policies. It is reasonable to believe that such proposals, and other proposals will be considered in the future, and some may be enacted into law. In addition, the U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may be at variance with its current positions on these matters. In addition, current state law (which is not discussed herein), and future amendments to state law, may affect the tax consequences of the policy.

If the Policy Owner, Insured, or Beneficiary or other person receiving any benefit or interest in or from the Policy is not both a resident and citizen of the United States, there may be a tax imposed by a foreign country, in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, and case law) may change and impose additional taxes on the policy, the Death Benefit, or other Distributions and/or ownership of the Policy, or a treaty may be amended and all or part of the favorable treatment may be eliminated.

Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a policy may be changed retroactively. There is no way of predicting if, when, and to what extent any such change may take place. No representation is made as to the likelihood of the continuation of these current laws, interpretations, and Policies.

THE FOREGOING IS A GENERAL EXPLANATION AS TO CERTAIN TAX MATTERS PERTAINING TO INSURANCE POLICIES. IT IS NOT INTENDED TO BE LEGAL OR TAX ADVICE, AND SHOULD NOT TAKE THE PLACE OF YOUR INDEPENDENT LEGAL, TAX AND/OR FINANCIAL ADVISOR.

                                  THE COMPANY

The life insurance business, including annuities, is the only business in which the Company is engaged.

The Company markets its policies through independent insurance brokers, general agents, and registered representatives of registered NASD broker/dealer firms.

The Company serves as depositor for the Nationwide Variable Account, Nationwide Variable Account-II, Nationwide Variable Account-3, Nationwide Variable Account-4, Nationwide Variable Account-5, Nationwide Variable Account-6, Nationwide Fidelity Advisor Variable Account, Nationwide Variable Account-8, Nationwide Variable Account-9, MFS Variable Account, Nationwide Multi-Flex Variable Account, Nationwide VLI Separate Account, Nationwide VLI Separate Account-2, Nationwide VLI Separate Account-3, Nationwide VLI Separate

Account-4, NACo Variable Account, Nationwide DC Variable Account and the Nationwide DCVA-II, each of which is a registered investment company, and each of which is a separate investment account of the Company.

The Company, in common with other insurance companies, is subject to regulation and supervision by the regulatory authorities of the states in which it is licensed to do business. A license from the state insurance department is a prerequisite to the transaction of insurance business in that state. In general, all states have statutory administrative powers. Such regulation relates, among other things, to licensing of insurers and their agents, the approval of policy forms, the methods of computing reserves, the form and content of statutory financial statements, the amount of policyholders' and stockholders' dividends, and the type of distribution of investments permitted.

The Company operates in the highly competitive field of life insurance. There are approximately 2,300 stock, mutual and other types of insurers in the life insurance business in the United States, and a large number of them compete with the registrant in the sale of insurance policies.

As is customary in insurance company groups, employees are shared with the other insurance companies in the group. In addition to its direct salaried employees, the Company shares employees with Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

The Company does not presently own or lease any materially important physical properties when its property holdings are viewed in relation to its total assets. The Company shares Home Office, other facilities and equipment with Nationwide Mutual Insurance Company.

                               COMPANY MANAGEMENT


Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, together with Nationwide Mutual Insurance Company, Nationwide Mutual Fire Insurance Company, Nationwide Property and Casualty Insurance Company and Nationwide General Insurance Company and their affiliated companies comprise the Nationwide Insurance Enterprise.

The companies listed above have substantially common boards of directors and officers. Nationwide Financial Services, Inc. ("NFS") is the sole shareholder of Nationwide Life Insurance Company. NFS serves as a holding company for other financial institutions. Nationwide Life Insurance Company is the sole owner of Nationwide Life and Annuity Insurance Company. Each of the directors and officers listed below is a director or officer respectively of at least one or more of the other major insurance affiliates of the Nationwide Insurance Enterprise. Messrs. McFerson, Gasper, Woodward, Fuellgraf and Weihl and Ms. Thomas are also trustees of one or more of the registered investment companies distributed by Nationwide Advisory Services, a registered broker-dealer affiliated with the Nationwide Insurance Enterprise.

DIRECTORS OF THE COMPANY

  DIRECTORS OF THE DEPOSITOR NAME AND      POSITIONS AND OFFICERS WITH DEPOSITOR             PRINCIPAL OCCUPATION
       PRINCIPAL BUSINESS ADDRESS
Lewis J. Alphin                                           Director                  Farm Owner and Operator (1)
519 Bethel Church Road
Mount Olive, NC 28365

A. I. Bell                                                Director                  Farm Owner and Operator (1)
4121 North River Road West
Zanesville, OH 43701

Keith W. Eckel                                            Director                  Partner, Fred W. Eckel Sons;
1647 Falls Road                                                                     President, Eckel Farms, Inc. (1)
Clarks Summit, PA 18411

Willard J. Engel                                          Director                  Retired General  Manager,  Lyon County
301 East Marshall Street                                                            Co-operative Oil Company (1)
Marshall, MN 44691


Fred C. Finney                                            Director                  Owner  and  Operator,  Moreland  Fruit
1558 West Moreland Road                                                             Farm; Operator, Melrose Orchard (1)
Wooster, OH 44691

Charles L. Fuellgraf, Jr.                        Director                           Chief  Executive  Officer,  Fuellgraf
600 South Washington Street                                                         Electric Company (1)
Butler, PA 16001

Joseph J. Gasper                          President and Chief  Operating  Officer   President and Chief Operating Officer,
One Nationwide Plaza                      and Director                              Nationwide Life Insurance  Company and
Columbus, OH 43215                                                                  Nationwide Life and Annuity  Insurance
                                                                                    Company (2)

Dimon R. McFerson                         Chairman and Chief Executive              Chairman and Chief Executive
One Nationwide Plaza                      Officer-Nationwide Insurance Enterprise   Officer-Nationwide Insurance
Columbus, OH 43215                        and Director                              Enterprise (2)

David O. Miller                           Chairman of the Board and Director        President, Owen Potato Farm, Inc.;
115 Sprague Drive                                                                   Partner, M&M Enterprises (1)
Hebron, OH 43025

Yvonne L. Montgomery                                      Director                  Senior Vice President-General Manager
Suite 1600                                                                          Southern Customer Operations for U.S.
2859 Paces Ferry Road                                                               Customer Operations, Xerox Corporation
Atlanta, GA 30339                                                                   (2)

C. Ray Noecker                                            Director                  Owner and Operator Noecker Farms (1)
2770 Winchester Southern S.
Ashville, OH 43103

James F. Patterson                                        Director                  Vice President, Pattersons, Inc.;
8765 Mulberry Road                                                                  President, Patterson Farms, Inc. (1)
Chesterland, OH 44026

Arden L. Shisler                                          Director                  President and Chief Executive Officer,
1356 North Wenger Road                                                              K&B Transport, Inc. (1)
Dalton, OH 44618

Robert L. Stewart                                         Director                  Owner and Operator Sunnydale Farms and
88740 Fairview Road                                                                 Mining (1)
Jewett, OH 43986

Nancy C. Thomas                                           Director                  Farm Owner and Operator, Da-Ma-Lor
10835 Georgetown Street NE                                                          Farms (1)
Louisville, OH 44641

Harold W. Weihl                                          Director                   Farm Owner and Operator, Weihl Farms
14282 King Road                                                                     (1)
Bowling Green, OH 43402


1)     Principal occupation for last five years.
2) Prior to assuming this current position, Messrs. McFerson and Gasper held other executive management positions with the companies.

Each of the directors is a director of the other major insurance affiliates of the Nationwide Insurance Enterprise, except Mr. Gasper who is a director only of the Company and Nationwide Life and Annuity Insurance Company. Messrs. McFerson and Gasper are directors of Nationwide Advisory Services, Inc., a registered broker-dealer.


Messrs., McFerson, Miller, Patterson, Shisler and Fuellgraf are directors of Nationwide Financial Services, Inc. Messrs. Fuellgraf, McFerson, Ms. Thomas and Mr. Weihl are trustees of Nationwide Investing Foundation, and Nationwide Investing Foundation III, registered investment companies. Messrs. McFerson, Gasper and Woodward are trustees of Nationwide Separate Account Trust and Nationwide Allocation Trust, registered investment companies. Mr. McFerson is trustee of Financial Horizons Investment Trust and Nationwide Investing Foundation II, registered investment companies. Mr. Engel is a director of Western Cooperative Transport.

EXECUTIVE OFFICERS OF THE COMPANY


            OFFICERS OF THE DEPOSITOR                                 OFFICES OF THE DEPOSITOR
       NAME AND PRINCIPAL BUSINESS ADDRESS
Robert A. Oakley                                  Executive Vice President-Chief Financial Officer
One Nationwide Plaza
Columbus, OH 43215

Robert J. Woodward, Jr.                           Executive Vice President-Chief Investment Officer
One Nationwide Plaza
Columbus, OH 43215

W. Sidney Druen                                   Senior Vice President and General Counsel and Assistant
One Nationwide Plaza                              Secretary
Columbus, OH 43215

Harvey S. Galloway, Jr.                           Senior Vice President and Chief Actuary, Health and Annuities
One Nationwide Plaza
Columbus, OH 43215

Richard A. Karas                                  Senior Vice President - Sales and Financial Services
One Nationwide Plaza
Columbus, OH 43215

Susan A. Wolken                                   Senior Vice President - Life Company Operations
One Nationwide Plaza
Columbus, OH 43215

Matthew S. Easley                                 Vice President-Life Marketing and Administrative Services
One Nationwide Plaza
Columbus, OH 43215

Timothy E. Murphy                                 Vice President-Strategic Marketing
One Nationwide Plaza
Columbus, OH 43215

R. Dennis Noice                                   Vice President Retail Operations
One Nationwide Plaza
Columbus, OH 43215

Joseph P. Rath                                    Vice President-Product and Market Compliance
One Nationwide Plaza
Columbus, OH 43215


                      OTHER CONTRACTS ISSUED BY THE COMPANY

The Company does presently and will, from time to time, offer variable contracts and policies with benefits which vary in accordance with the investment experience of a separate account of the Company.

                                STATE REGULATION

The Company is subject to the laws of Ohio governing insurance companies and to regulation by the Ohio Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine the Company's contract liabilities and reserves so that the Insurance Department may certify the items are correct. The Company's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, the Company is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

                            REPORTS TO POLICY OWNERS

The Company will mail to the Policy Owner at the last known address of record, an annual statement showing the amount of the current death benefit, the Cash Value, Cash Surrender Value, premiums paid, monthly charges deducted since the last report, and the amounts invested in the Fixed Account, each Sub-Account, and any Policy Indebtedness.

Policy Owners will also be sent annual and semi-annual reports containing financial statements for the Variable Account as required by the 1940 Act.

In addition, Policy Owners will receive statements of significant transactions, such as changes in Specified Amount, changes in death benefit option, changes in future premium allocation, transfers among Sub-Accounts, premium payments, loans, loan repayments, reinstatement and termination.

                                   ADVERTISING

The Company is also ranked and rated by independent financial rating services, including Moody's, Standard & Poor's and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the Company. The ratings are not intended to reflect the investment experience or financial strength of the Variable Account. The Company may advertise these ratings from time to time. In addition, the Company may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend the Company or the Contracts. Furthermore, the Company may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

                           YEAR 2000 COMPLIANCE ISSUES


The Company has developed a plan to address issues related to the Year 2000. The problem relates to many existing computer programs using only two digits to identify a year in the date field. These programs were designed and developed without considering the impact of the upcoming change in the century. If not corrected, many computer applications could fail or create erroneous results by or at the Year 2000. The Company has been evaluating its exposure to the Year 2000 issue through a review of all of its operating systems as well as dependencies on the systems of others since 1996. The Company expects all system changes and replacements needed to achieve Year 2000 compliance to be completed by the end of 1998. Compliance testing will be completed in the first quarter of 1999. The Company charges all costs associated with these system changes as the costs are incurred.

Operating expenses in 1997 include approximately $45 million on technology projects, which includes costs related to Year 2000 and the development of a new policy administration system for traditional life insurance products and other system enhancements. The Company anticipates spending a comparable amount in 1998 on technology projects, including Year 2000 initiatives. These expenses do not have an effect on the assets of the Variable Account and are not charged through to the Contract Owner.


                                LEGAL PROCEEDINGS


The Company is a party to litigation and arbitration proceedings in the ordinary course of its business, none of which is expected to have a material adverse effect on the Company.

The General Distributor, Nationwide Advisory Services, Inc. is not engaged in any litigation of any material nature.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits, relating to life insurance pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements. In February 1997, Nationwide Life Insurance Company was named as a defendant in a lawsuit filed in New York Supreme Court related to the sale of whole life policies on a "vanishing premium" basis (John H. Snyder v. Nationwide Life Insurance Co.). The plaintiff in such lawsuit seeks to represent a national class of Nationwide Life policyholders and claims unspecified compensatory and punitive damages. This lawsuit has not been certified as a class action. In April, 1997, a motion to dismiss the Snyder complaint in its entirety was filed by the defendants, and the plaintiff has opposed such motion.

In November 1997, two plaintiffs, one who was the owner of a variable life insurance contract and the other who was the owner of a variable annuity contract, commenced an action against Nationwide Life Insurance Company and the American Century group of defendants (Robert Young and David D. Distad v. Nationwide Life Insurance Company et al.). In this action, plaintiffs seek to represent a class of variable life insurance contract owners and variable annuity contract owners whom they claim were allegedly misled when purchasing these variable contracts into believing that some portion of their premiums were invested in a publicly traded mutual fund when, in fact, the premium monies were invested in a mutual fund whose shares may only be purchased by insurance companies. The complaint seeks unspecified compensatory, treble and punitive damages. In January 1998, both Nationwide Life Insurance Company and American Century filed motions to dismiss the entire complaint. Plaintiffs' counsel have opposed these motions and the federal court in Texas heard arguments on the motions to dismiss in April, 1998. This lawsuit is in an early stage and has not been certified as a class action. Nationwide Life Insurance Company intends to defend this case vigorously.

There can be no assurance that any litigation relating to pricing and sales practices will not have a material adverse effect on the Company in the future.


                                     EXPERTS

The audited financial statements have been included herein in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, and upon the authority of said firm as experts in accounting and auditing.

                             REGISTRATION STATEMENT

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Variable Account, the Company, and the policies offered hereby. Statements contained in this prospectus as to the content of Policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

                                 LEGAL OPINIONS

Legal matters in connection with the Policies described herein are being passed upon by Druen, Dietrich, Reynolds & Koogler, One Nationwide Plaza, Columbus, Ohio 43215. All the members of such firm are employed by the Nationwide Mutual Insurance Company.

                                   APPENDIX 1
                                 ILLUSTRATION OF
                                SURRENDER CHARGES

Example 1: A female non-tobacco, age 45, purchases a Policy with a Specified Amount of $50,000 and a Scheduled Premium of $750. She now wishes to surrender the Policy during the first Policy Year. By using the initial surrender charge table reproduced below, (also see "Surrender Charges") the total surrender charge per thousand multiplied by the Specified Amount expressed in thousands equals the total surrender charge of $569.50 ($11.390 x 50=569.50).

Example 2: A male non-tobacco, age 35, purchases a Policy with a Specified Amount of $100,000 and a Scheduled Premium of $1100. He now wants to surrender the Policy in the sixth Policy Year. The total initial surrender charge is calculated using the method illustrated above. (Surrender Charge per 1000 6.817 x 100=681.70 maximum initial surrender charge.) Because the fifth Policy Year has been completed, the maximum initial surrender charge is reduced by multiplying it by the applicable percentage factor from the "Reductions to Surrender Charges" table below. (Also see "Reductions to Surrender Charges".) In this case, $681.70 x 60%=$409.02.

Maximum Surrender Charge per $1,000 of initial Specified Amount for Policies which are issued on a standard basis.

                    Initial Specified Amount $50,000-$99,999

----------------------------------------------------------------------------------------------------------
        ISSUE                 MALE                FEMALE                MALE                FEMALE
         AGE              NON-TOBACCO          NON-TOBACCO            STANDARD             STANDARD
----------------------------------------------------------------------------------------------------------
         25                  $7.773               $7.518               $8.369               $7.818
----------------------------------------------------------------------------------------------------------
         35                   8.817                8.396                9.811                8.889
----------------------------------------------------------------------------------------------------------
         45                  12.185               11.390               13.884               12.164
----------------------------------------------------------------------------------------------------------
         55                  15.628               13.995               18.410               15.106
----------------------------------------------------------------------------------------------------------
         65                  22.274               19.043               26.559               20.607
----------------------------------------------------------------------------------------------------------

                       Initial Specified Amount $100,000+

----------------------------------------------------------------------------------------------------------
        ISSUE                 MALE                FEMALE                MALE                FEMALE
         AGE              NON-TOBACCO          NON-TOBACCO            STANDARD             STANDARD
----------------------------------------------------------------------------------------------------------
         25                  $5.773               $5.518               $6.369               $5.818
----------------------------------------------------------------------------------------------------------
         35                   6.817                6.396                7.811                6.889
----------------------------------------------------------------------------------------------------------
         45                   9.685                8.890               11.384                9.664
----------------------------------------------------------------------------------------------------------
         55                  13.128               11.495               15.910               12.606
----------------------------------------------------------------------------------------------------------
         65                  21.274               18.043               25.559               19.607
----------------------------------------------------------------------------------------------------------

                         Reductions to Surrender Charges

-----------------------------------------------------------------------------------------------
                          SURRENDER CHARGE                               SURRENDER CHARGE
      COMPLETED           AS A % OF INITIAL          COMPLETED           AS A % OF INITIAL
    POLICY YEARS          SURRENDER CHARGES         POLICY YEARS         SURRENDER CHARGES
-----------------------------------------------------------------------------------------------
          0                       100%                   5                        60%
-----------------------------------------------------------------------------------------------
          1                       100%                   6                        50%
-----------------------------------------------------------------------------------------------
          2                        90%                   7                        40%
-----------------------------------------------------------------------------------------------
          3                        80%                   8                        30%
-----------------------------------------------------------------------------------------------
          4                        70%                    9+                       0%
-----------------------------------------------------------------------------------------------

The current Surrender Charges are the same for all states. However, in Pennsylvania the guaranteed maximum Surrender Charges are spread out over 14 years. The guaranteed maximum Surrender Charge in subsequent years in Pennsylvania is reduced in the following manner:

   COMPLETED      SURRENDER CHARGE      COMPLETED       SURRENDER CHARGE      COMPLETED       SURRENDER CHARGE
    POLICY        AS A % OF INITIAL       POLICY       AS A % OF INITIAL        POLICY       AS A % OF INITIAL
     YEARS        SURRENDER CHARGES       YEARS        SURRENDER CHARGES        YEARS        SURRENDER CHARGES
       0                   100%             5                 60%                 10                   20%
       1                   100%             6                 50%                 11                   15%
       2                    90%             7                 40%                 12                   10%
       3                    80%             8                 30%                 13                    5%
       4                    70%             9                 25%                  14+                  0%

The illustrations of current values in this prospectus are the same for Pennsylvania. However, the illustrations of guaranteed values in this prospectus do not reflect guaranteed maximum Surrender Charges which are spread out over 14 years. If this Policy is issued in Pennsylvania, please contact the Home Office for an illustration.

The Company has no plans to change the current Surrender Charges.

                                   APPENDIX 2

                          ILLUSTRATIONS OF CASH VALUES,
                             CASH SURRENDER VALUES,
                               AND DEATH BENEFITS

The illustrations in this prospectus have been prepared to help show how values under the Policies change with investment performance. The illustrations illustrate how Cash Values, Cash Surrender Values and death benefits under a Policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6% or 12% over a period of years, but fluctuates above or below those averages for individual years, the Cash Values, Cash Surrender Values and death benefits may be different. For hypothetical returns of 0% and 6%, the illustrations also illustrate when the Policies would go into default, at which time additional premium payments would be required to continue the policy in force. The illustrations also assume there is no Policy Indebtedness, no additional premium payments are made, no Cash Values are allocated to the Fixed Account, and there are no changes in the Specified Amount or death benefit option.


The amounts shown for the Cash Value, Cash Surrender Value and death benefit as of each Policy Anniversary reflect the fact that the net investment return on the assets held in the Sub-Accounts is lower than the gross return. This is due to the deduction of Underlying Mutual Fund investment advisory fees and other expenses which are equivalent to an annual effective rate of 0.90%. This effective rate is based on the average of the fund expenses for the preceding year for all Underlying Mutual Fund options available under the policy as of March 13, 1998.



Taking into account the Underlying Mutual Fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -0.90%, 5.10% and 11.10%.


The illustrations also reflect the fact that the Company makes monthly charges for providing insurance protection, recovering taxes, providing for administrative expenses, and assuming mortality and expense risks. Current values reflect current cost of insurance charges and guaranteed values reflect the maximum cost of insurance charges guaranteed in the Policy. The values shown are for Policies which are issued as standard. Policies issued on a substandard basis would result in lower Cash Values and Death benefits than those illustrated.

The Cash Surrender Values shown in the illustrations reflect the fact that the Company will deduct a Surrender Charge from the Policy's Cash Value for any Policy surrendered in full during the first nine Policy Years.

The illustrations also reflect the fact that no charges for federal or state income taxes are currently made against the Variable Account. If such a charge is made in the future, it will require a higher gross investment return than illustrated in order to produce the net after-tax returns shown in the illustrations.

Upon request, the Company will furnish a comparable illustration based on the proposed Insured's age, sex, smoking classification, rating classification and premium payment requested.
                                       49

                             DEATH BENEFIT OPTION 1
                  $750 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 45

                                 CURRENT VALUES

                          0% HYPOTHETICAL                    6% HYPOTHETICAL                     12% HYPOTHETICAL
                    GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN                GROSS INVESTMENT RETURN

           PREMIUMS
          PAID PLUS                 CASH                               CASH                                   CASH
  POLICY   INTEREST      CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR         DEATH
    YEAR    AT 5%       VALUE       VALUE      BENEFIT      VALUE      VALUE       BENEFIT       VALUE        VALUE       BENEFIT

       1     788         406          0        50,000        438         0         50,000         471           0         50,000
       2    1,614        853         279       50,000        945        371        50,000        1,041         468        50,000
       3    2,483       1,281        764       50,000       1,461       945        50,000        1,658        1,141       50,000
       4    3,394       1,690       1,231      50,000       1,989      1,530       50,000        2,326        1,867       50,000
       5    4,351       2,085       1,683      50,000       2,531      2,129       50,000        3,056        2,654       50,000
       6    5,357       2,463       2,119      50,000       3,087      2,743       50,000        3,852        3,508       50,000
       7    6,412       2,826       2,539      50,000       3,659      3,372       50,000        4,723        4,436       50,000
       8    7,520       3,172       2,942      50,000       4,246      4,017       50,000        5,675        5,446       50,000
       9    8,683       3,502       3,330      50,000       4,849      4,677       50,000        6,719        6,546       50,000
      10    9,905       3,814       3,814      50,000       5,469      5,469       50,000        7,863        7,863       50,000
      11    11,188      4,110       4,110      50,000       6,105      6,105       50,000        9,119        9,119       50,000
      12    12,535      4,387       4,387      50,000       6,759      6,759       50,000       10,499       10,499       50,000
      13    13,949      4,647       4,647      50,000       7,431      7,431       50,000       12,017       12,017       50,000
      14    15,434      4,887       4,887      50,000       8,121      8,121       50,000       13,690       13,690       50,000
      15    16,993      5,108       5,108      50,000       8,830      8,830       50,000       15,534       15,534       50,000
      16    18,630      5,309       5,309      50,000       9,559      9,559       50,000       17,570       17,570       50,000
      17    20,349      5,462       5,462      50,000      10,283     10,283       50,000       19,799       19,799       50,000
      18    22,154      5,562       5,562      50,000      10,998     10,998       50,000       22,246       22,246       50,000
      19    24,049      5,611       5,611      50,000      11,709     11,709       50,000       24,943       24,943       50,000
      20    26,039      5,615       5,615      50,000      12,419     12,419       50,000       27,932       27,932       50,000
      21    28,129      5,557       5,557      50,000      13,116     13,116       50,000       31,252       31,252       50,000
      22    30,323      5,432       5,432      50,000      13,798     13,798       50,000       34,950       34,950       50,000
      23    32,626      5,230       5,230      50,000      14,457     14,457       50,000       39,082       39,082       50,000
      24    35,045      4,942       4,942      50,000      15,089     15,089       50,000       43,716       43,716       51,148
      25    37,585      4,559       4,559      50,000      15,686     15,686       50,000       48,852       48,852       56,668
      26    40,252      4,067       4,067      50,000      16,243     16,243       50,000       54,509       54,509       62,685
      27    43,052      3,456       3,456      50,000      16,752     16,752       50,000       60,756       60,756       68,654
      28    45,992      2,711       2,711      50,000      17,204     17,204       50,000       67,661       67,661       75,103
      29    49,079      1,811       1,811      50,000      17,590     17,590       50,000       75,301       75,301       82,078
      30    52,321       734         734       50,000      17,895     17,895       50,000       83,767       83,767       89,630

--------------------------

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE TARGET PREMIUM AND 4% ON PREMIUMS IN EXCESS OF TARGET FOR ANY SINGLE POLICY YEAR.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                  $750 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 45

                                 CURRENT VALUES


                          0% HYPOTHETICAL                    6% HYPOTHETICAL                     12% HYPOTHETICAL
                    GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN                GROSS INVESTMENT RETURN
           PREMIUMS
          PAID PLUS                 CASH                               CASH                                   CASH
 POLICY    INTEREST      CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR         DEATH
  YEAR      AT 5%       VALUE       VALUE      BENEFIT      VALUE      VALUE       BENEFIT       VALUE        VALUE       BENEFIT
       1     788         404          0        50,404        436         0         50,436         469           0         50,469
       2    1,614        848         274       50,848        939        365        50,939        1,035         461        51,035
       3    2,483       1,270        753       51,270       1,449       932        51,449        1,643        1,127       51,643
       4    3,394       1,672       1,213      51,672       1,966      1,507       51,966        2,299        1,840       52,299
       5    4,351       2,056       1,654      52,056       2,495      2,093       52,495        3,011        2,610       53,011
       6    5,357       2,422       2,078      52,422       3,034      2,690       53,034        3,784        3,440       53,784
       7    6,412       2,770       2,483      52,770       3,584      3,298       53,584        4,623        4,336       54,623
       8    7,520       3,100       2,870      53,100       4,145      3,915       54,145        5,534        5,304       55,534
       9    8,683       3,410       3,238      53,410       4,715      4,543       54,715        6,524        6,352       56,524
      10    9,905       3,700       3,700      53,700       5,295      5,295       55,295        7,600        7,600       57,600
      11    11,188      3,971       3,971      53,971       5,885      5,885       55,885        8,771        8,771       58,771
      12    12,535      4,220       4,220      54,220       6,483      6,483       56,483       10,045       10,045       60,045
      13    13,949      4,448       4,448      54,448       7,090      7,090       57,090       11,432       11,432       61,432
      14    15,434      4,654       4,654      54,654       7,704      7,704       57,704       12,943       12,943       62,943
      15    16,993      4,838       4,838      54,838       8,325      8,325       58,325       14,589       14,589       64,589
      16    18,630      4,998       4,998      54,998       8,952      8,952       58,952       16,383       16,383       66,383
      17    20,349      5,103       5,103      55,103       9,553      9,553       59,553       18,306       18,306       68,306
      18    22,154      5,148       5,148      55,148      10,119     10,119       60,119       20,366       20,366       70,366
      19    24,049      5,135       5,135      55,135      10,653     10,653       60,653       22,579       22,579       72,579
      20    26,039      5,071       5,071      55,071      11,156     11,156       61,156       24,965       24,965       74,965
      21    28,129      4,939       4,939      54,939      11,611     11,611       61,611       27,529       27,529       77,529
      22    30,323      4,732       4,732      54,732      12,007     12,007       62,007       30,286       30,286       80,286
      23    32,626      4,443       4,443      54,443      12,332     12,332       62,332       33,245       33,245       83,245
      24    35,045      4,064       4,064      54,064      12,574     12,574       62,574       36,419       36,419       86,419
      25    37,585      3,585       3,585      53,585      12,718     12,718       62,718       39,821       39,821       89,821
      26    40,252      2,998       2,998      52,998      12,749     12,749       62,749       43,462       43,462       93,462
      27    43,052      2,295       2,295      52,295      12,653     12,653       62,653       47,359       47,359       97,359
      28    45,992      1,467       1,467      51,467      12,413     12,413       62,413       51,527       51,527       101,527
      29    49,079       502         502       50,502      12,009     12,009       62,009       55,981       55,981       105,981
      30    52,321       (*)         (*)         (*)       11,414     11,414       61,414       60,734       60,734       110,734

--------------------------

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE BREAK POINT PREMIUM AND 4% ON PREMIUMS IN EXCESS OF BREAK POINT FOR ANY SINGLE POLICY YEAR.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                 $1,200 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 55

                                 CURRENT VALUES

                          0% HYPOTHETICAL                    6% HYPOTHETICAL                     12% HYPOTHETICAL
                    GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN                GROSS INVESTMENT RETURN

           PREMIUMS
          PAID PLUS                 CASH                               CASH                                   CASH
  POLICY   INTEREST      CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR         DEATH
    YEAR    AT 5%       VALUE       VALUE      BENEFIT      VALUE      VALUE       BENEFIT       VALUE        VALUE       BENEFIT
       1     1260        590          0        50,000        640         0         50,000         690           0         50,000
       2    2,583       1,195        502       50,000       1,333       640        50,000        1,479         786        50,000
       3    3,972       1,774       1,150      50,000       2,041      1,418       50,000        2,333        1,709       50,000
       4    5,431       2,341       1,787      50,000       2,779      2,225       50,000        3,276        2,722       50,000
       5    6,962       2,898       2,413      50,000       3,549      3,064       50,000        4,319        3,834       50,000
       6    8,570       3,444       3,028      50,000       4,353      3,937       50,000        5,472        5,056       50,000
       7    10,259      3,979       3,632      50,000       5,192      4,846       50,000        6,750        6,403       50,000
       8    12,032      4,503       4,226      50,000       6,070      5,793       50,000        8,165        7,888       50,000
       9    13,893      5,016       4,808      50,000       6,988      6,780       50,000        9,736        9,528       50,000
      10    15,848      5,519       5,519      50,000       7,948      7,948       50,000       11,479       11,479       50,000
      11    17,901      6,012       6,012      50,000       8,954      8,954       50,000       13,416       13,416       50,000
      12    20,056      6,408       6,408      50,000       9,926      9,926       50,000       15,496       15,496       50,000
      13    22,318      6,719       6,719      50,000      10,874     10,874       50,000       17,752       17,752       50,000
      14    24,694      6,955       6,955      50,000      11,812     11,812       50,000       20,223       20,223       50,000
      15    27,189      7,111       7,111      50,000      12,733     12,733       50,000       22,938       22,938       50,000
      16    29,808      7,135       7,135      50,000      13,597     13,597       50,000       25,908       25,908       50,000
      17    32,559      7,028       7,028      50,000      14,405     14,405       50,000       29,194       29,194       50,000
      18    35,447      6,773       6,773      50,000      15,147     15,147       50,000       32,855       32,855       50,000
      19    38,479      6,367       6,367      50,000      15,824     15,824       50,000       36,969       36,969       50,000
      20    41,663      5,814       5,814      50,000      16,443     16,443       50,000       41,633       41,633       50,000
      21    45,006      5,082       5,082      50,000      16,982     16,982       50,000       46,958       46,958       50,000
      22    48,517      4,141       4,141      50,000      17,426     17,426       50,000       52,960       52,960       55,607
      23    52,202      2,955       2,955      50,000      17,754     17,754       50,000       59,573       59,573       62,551
      24    56,073      1,481       1,481      50,000      17,940     17,940       50,000       66,857       66,857       70,200
      25    60,136       (*)         (*)         (*)       17,957     17,957       50,000       74,875       74,875       78,619
      26    64,403       (*)         (*)         (*)       17,779     17,779       50,000       83,698       83,698       87,883
      27    68,883       (*)         (*)         (*)       17,365     17,365       50,000       93,401       93,401       98,071
      28    73,587       (*)         (*)         (*)       16,666     16,666       50,000       104,065      104,065      109,268
      29    78,527       (*)         (*)         (*)       15,614     15,614       50,000       115,777      115,777      121,566
      30    83,713       (*)         (*)         (*)       14,112     14,112       50,000       128,630      128,630      135,062

--------------------

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE BREAK POINT PREMIUM AND 4% ON PREMIUMS IN EXCESS OF BREAK POINT FOR ANY SINGLE POLICY YEAR.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                 $1,200 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 55

                                 CURRENT VALUES


                          0% HYPOTHETICAL                    6% HYPOTHETICAL                     12% HYPOTHETICAL
                    GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN                GROSS INVESTMENT RETURN

           PREMIUMS
          PAID PLUS                 CASH                               CASH                                   CASH
  POLICY   INTEREST      CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR         DEATH
    YEAR    AT 5%       VALUE       VALUE      BENEFIT      VALUE      VALUE       BENEFIT       VALUE        VALUE       BENEFIT
       1     1260        583          0        50,583        632         0         50,632         682           0         50,682
       2    2,583       1,174        481       51,174       1,311       618        51,311        1,454         761        51,454
       3    3,972       1,734       1,110      51,734       1,996      1,372       51,996        2,281        1,657       52,281
       4    5,431       2,277       1,722      52,277       2,702      2,147       52,702        3,184        2,629       53,184
       5    6,962       2,803       2,318      52,803       3,430      2,945       53,430        4,171        3,686       54,171
       6    8,570       3,313       2,897      53,313       4,182      3,766       54,182        5,251        4,835       55,251
       7    10,259      3,806       3,459      53,806       4,958      4,611       54,958        6,433        6,087       56,433
       8    12,032      4,282       4,005      54,282       5,758      5,481       55,758        7,728        7,451       57,728
       9    13,893      4,743       4,535      54,743       6,585      6,377       56,585        9,147        8,939       59,147
      10    15,848      5,187       5,187      55,187       7,439      7,439       57,439       10,703       10,703       60,703
      11    17,901      5,615       5,615      55,615       8,320      8,320       58,320       12,409       12,409       62,409
      12    20,056      5,928       5,928      55,928       9,128      9,128       59,128       14,176       14,176       64,176
      13    22,318      6,138       6,138      56,138       9,872      9,872       59,872       16,021       16,021       66,021
      14    24,694      6,259       6,259      56,259      10,558     10,558       60,558       17,965       17,965       67,965
      15    27,189      6,282       6,282      56,282      11,176     11,176       61,176       20,008       20,008       70,008
      16    29,808      6,149       6,149      56,149      11,661     11,661       61,661       22,098       22,098       72,098
      17    32,559      5,865       5,865      55,865      12,010     12,010       62,010       24,240       24,240       74,240
      18    35,447      5,415       5,415      55,415      12,198     12,198       62,198       26,425       26,425       76,425
      19    38,479      4,802       4,802      54,802      12,219     12,219       62,219       28,663       28,663       78,663
      20    41,663      4,038       4,038      54,038      12,076     12,076       62,076       30,968       30,968       80,968
      21    45,006      3,097       3,097      53,097      11,732     11,732       61,732       33,320       33,320       83,320
      22    48,517      1,960       1,960      51,960      11,157     11,157       61,157       35,698       35,698       85,698
      23    52,202       607         607       50,607      10,315     10,315       60,315       38,082       38,082       88,082
      24    56,073       (*)         (*)         (*)        9,169      9,169       59,169       40,445       40,445       90,445
      25    60,136       (*)         (*)         (*)        7,680      7,680       57,680       42,758       42,758       92,758
      26    64,403       (*)         (*)         (*)        5,820      5,820       55,820       45,003       45,003       95,003
      27    68,883       (*)         (*)         (*)        3,549      3,549       53,549       47,149       47,149       97,149
      28    73,587       (*)         (*)         (*)         827        827        50,827       49,161       49,161       99,161
      29    78,527       (*)         (*)         (*)         (*)        (*)         (*)         50,992       50,992       100,992
      30    83,713       (*)         (*)         (*)         (*)        (*)         (*)         52,579       52,579       102,579

---------------------

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE BREAK POINT PREMIUM AND 4% ON PREMIUMS IN EXCESS OF BREAK POINT FOR ANY SINGLE POLICY YEAR.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                $1,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 45

                                 CURRENT VALUES


                          0% HYPOTHETICAL                    6% HYPOTHETICAL                     12% HYPOTHETICAL
                    GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN                GROSS INVESTMENT RETURN

           PREMIUMS
          PAID PLUS                 CASH                               CASH                                   CASH
  POLICY   INTEREST      CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR         DEATH
    YEAR    AT 5%       VALUE       VALUE      BENEFIT      VALUE      VALUE       BENEFIT       VALUE        VALUE       BENEFIT
       1    1,575        931         34        100,000      1,000       103       100,000        1,069         172        100,000
       2    3,229       1,896        998       100,000      2,093      1,196      100,000        2,299        1,402       100,000
       3    4,965       2,832       2,024      100,000      3,221      2,414      100,000        3,644        2,836       100,000
       4    6,788       3,741       3,023      100,000      4,386      3,668      100,000        5,114        4,396       100,000
       5    8,703       4,621       3,993      100,000      5,588      4,960      100,000        6,724        6,096       100,000
       6    10,713      5,473       4,935      100,000      6,830      6,291      100,000        8,489        7,950       100,000
       7    12,824      6,297       5,848      100,000      8,112      7,663      100,000       10,424        9,975       100,000
       8    15,040      7,092       6,733      100,000      9,437      9,078      100,000       12,548       12,189       100,000
       9    17,367      7,857       7,588      100,000     10,805     10,536      100,000       14,883       14,614       100,000
      10    19,810      8,593       8,593      100,000     12,220     12,220      100,000       17,450       17,450       100,000
      11    22,376      9,299       9,299      100,000     13,682     13,682      100,000       20,276       20,276       100,000
      12    25,069      9,974       9,974      100,000     15,195     15,195      100,000       23,390       23,390       100,000
      13    27,898      10,618     10,618      100,000     16,759     16,759      100,000       26,825       26,825       100,000
      14    30,868      11,231     11,231      100,000     18,378     18,378      100,000       30,628       30,628       100,000
      15    33,986      11,771     11,771      100,000     20,016     20,016      100,000       34,810       34,810       100,000
      16    37,261      12,223     12,223      100,000     21,660     21,660      100,000       39,406       39,406       100,000
      17    40,699      12,579     12,579      100,000     23,307     23,307      100,000       44,468       44,468       100,000
      18    44,309      12,831     12,831      100,000     24,951     24,951      100,000       50,058       50,058       100,000
      19    48,099      12,984     12,984      100,000     26,604     26,604      100,000       56,251       56,251       100,000
      20    52,079      13,058     13,058      100,000     28,288     28,288      100,000       63,146       63,146       100,000
      21    56,258      13,004     13,004      100,000     29,967     29,967      100,000       70,821       70,821       100,000
      22    60,646      12,823     12,823      100,000     31,645     31,645      100,000       79,394       79,394       100,000
      23    65,253      12,498     12,498      100,000     33,315     33,315      100,000       88,984       88,984       105,001
      24    70,091      12,013     12,013      100,000     34,971     34,971      100,000       99,575       99,575       116,503
      25    75,170      11,349     11,349      100,000     36,605     36,605      100,000       111,244      111,244      129,044
      26    80,504      10,485     10,485      100,000     38,212     38,212      100,000       124,100      124,100      142,715
      27    86,104      9,401       9,401      100,000     39,784     39,784      100,000       138,299      138,299      156,278
      28    91,984      8,070       8,070      100,000     41,316     41,316      100,000       153,996      153,996      170,936
      29    98,158      6,459       6,459      100,000     42,797     42,797      100,000       171,366      171,366      186,789
      30   104,641      4,525       4,525      100,000     44,213     44,213      100,000       190,612      190,612      203,955

----------------------

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE BREAK POINT PREMIUM AND 4% ON PREMIUMS IN EXCESS OF BREAK POINT FOR ANY SINGLE POLICY YEAR.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                $1,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 45

                                 CURRENT VALUES


                          0% HYPOTHETICAL                    6% HYPOTHETICAL                     12% HYPOTHETICAL
                    GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN                GROSS INVESTMENT RETURN

           PREMIUMS
          PAID PLUS                 CASH                               CASH                                   CASH
  POLICY   INTEREST      CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR         DEATH
    YEAR    AT 5%       VALUE       VALUE      BENEFIT      VALUE      VALUE       BENEFIT       VALUE        VALUE       BENEFIT
       1    1,575        927         30        100,927       996        98        100,996        1,065         167        101,065
       2    3,229       1,884        987       101,884      2,080      1,183      102,080        2,285        1,388       102,285
       3    4,965       2,809       2,001      102,809      3,195      2,387      103,195        3,613        2,806       103,613
       4    6,788       3,702       2,984      103,702      4,340      3,622      104,340        5,059        4,341       105,059
       5    8,703       4,563       3,935      104,563      5,516      4,887      105,516        6,635        6,006       106,635
       6    10,713      5,391       4,853      105,391      6,723      6,185      106,723        8,352        7,813       108,352
       7    12,824      6,186       5,737      106,186      7,962      7,514      107,962       10,224        9,775       110,224
       8    15,040      6,947       6,588      106,947      9,234      8,875      109,234       12,266       11,907       112,266
       9    17,367      7,673       7,404      107,673     10,538     10,268      110,538       14,495       14,226       114,495
      10    19,810      8,365       8,365      108,365     11,874     11,874      111,874       16,929       16,929       116,929
      11    22,376      9,021       9,021      109,021     13,244     13,244      113,244       19,587       19,587       119,587
      12    25,069      9,641       9,641      109,641     14,647     14,647      114,647       22,492       22,492       122,492
      13    27,898      10,224     10,224      110,224     16,083     16,083      116,083       25,667       25,667       125,667
      14    30,868      10,768     10,768      110,768     17,553     17,553      117,553       29,150       29,150       129,150
      15    33,986      11,229     11,229      111,229     19,009     19,009      119,009       32,922       32,922       132,922
      16    37,261      11,585     11,585      111,585     20,429     20,429      120,429       36,994       36,994       136,994
      17    40,699      11,831     11,831      111,831     21,804     21,804      121,804       41,387       41,387       141,387
      18    44,309      11,956     11,956      111,956     23,118     23,118      123,118       46,125       46,125       146,125
      19    48,099      11,967     11,967      111,967     24,374     24,374      124,374       51,248       51,248       151,248
      20    52,079      11,885     11,885      111,885     25,593     25,593      125,593       56,820       56,820       156,820
      21    56,258      11,659     11,659      111,659     26,720     26,720      126,720       62,831       62,831       162,831
      22    60,646      11,289     11,289      111,289     27,747     27,747      127,747       69,326       69,326       169,326
      23    65,253      10,760     10,760      110,760     28,653     28,653      128,653       76,339       76,339       176,339
      24    70,091      10,057     10,057      110,057     29,414     29,414      129,414       83,907       83,907       183,907
      25    75,170      9,163       9,163      109,163     30,003     30,003      130,003       92,068       92,068       192,068
      26    80,504      8,064       8,064      108,064     30,394     30,394      130,394       100,866      100,866      200,866
      27    86,104      6,744       6,744      106,744     30,559     30,559      130,559       110,351      110,351      210,351
      28    91,984      5,186       5,186      105,186     30,465     30,465      130,465       120,574      120,574      220,574
      29    98,158      3,370       3,370      103,370     30,076     30,076      130,076       131,587      131,587      231,587
      30   104,641      1,267       1,267      101,267     29,345     29,345      129,345       143,442      143,442      243,442

------------------------

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE BREAK POINT PREMIUM AND 4% ON PREMIUMS IN EXCESS OF BREAK POINT FOR ANY SINGLE POLICY YEAR.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                $2,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 55

                                 CURRENT VALUES


                          0% HYPOTHETICAL                    6% HYPOTHETICAL                     12% HYPOTHETICAL
                    GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN                GROSS INVESTMENT RETURN


           PREMIUMS
          PAID PLUS                 CASH                               CASH                                   CASH
  POLICY   INTEREST      CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR         DEATH
    YEAR    AT 5%       VALUE       VALUE      BENEFIT      VALUE      VALUE       BENEFIT       VALUE        VALUE       BENEFIT
       1    2,625       1,404        242       100,000      1,514       352       100,000        1,625         462        100,000
       2    5,381       2,840       1,677      100,000      3,151      1,988      100,000        3,476        2,314       100,000
       3    8,275       4,247       3,201      100,000      4,855      3,809      100,000        5,516        4,470       100,000
       4    11,314      5,627       4,697      100,000      6,631      5,701      100,000        7,767        6,837       100,000
       5    14,505      6,979       6,165      100,000      8,482      7,668      100,000       10,252        9,438       100,000
       6    17,855      8,303       7,606      100,000     10,412      9,715      100,000       12,999       12,302       100,000
       7    21,373      9,601       9,020      100,000     12,428     11,846      100,000       16,039       15,457       100,000
       8    25,066      10,871     10,406      100,000     14,532     14,067      100,000       19,405       18,940       100,000
       9    28,945      12,115     11,767      100,000     16,732     16,383      100,000       23,136       22,788       100,000
      10    33,017      13,333     13,333      100,000     19,032     19,032      100,000       27,280       27,280       100,000
      11    37,293      14,524     14,524      100,000     21,439     21,439      100,000       31,894       31,894       100,000
      12    41,782      15,536     15,536      100,000     23,815     23,815      100,000       36,910       36,910       100,000
      13    46,497      16,390     16,390      100,000     26,187     26,187      100,000       42,412       42,412       100,000
      14    51,446      17,104     17,104      100,000     28,583     28,583      100,000       48,491       48,491       100,000
      15    56,644      17,666     17,666      100,000     30,998     30,998      100,000       55,232       55,232       100,000
      16    62,101      17,981     17,981      100,000     33,362     33,362      100,000       62,696       62,696       100,000
      17    67,831      18,049     18,049      100,000     35,685     35,685      100,000       71,023       71,023       100,000
      18    73,848      17,841     17,841      100,000     37,957     37,957      100,000       80,376       80,376       100,000
      19    80,165      17,351     17,351      100,000     40,191     40,191      100,000       90,964       90,964       100,000
      20    86,798      16,585     16,585      100,000     42,408     42,408      100,000       102,881      102,881      110,083
      21    93,763      15,487     15,487      100,000     44,591     44,591      100,000       116,096      116,096      121,901
      22   101,076      14,004     14,004      100,000     46,730     46,730      100,000       130,665      130,665      137,198
      23   108,755      12,069     12,069      100,000     48,814     48,814      100,000       146,720      146,720      154,056
      24   116,818      9,602       9,602      100,000     50,830     50,830      100,000       164,403      164,403      172,623
      25   125,284      6,511       6,511      100,000     52,768     52,768      100,000       183,868      183,868      193,061
      26   134,173      2,713       2,713      100,000     54,636     54,636      100,000       205,286      205,286      215,551
      27   143,506       (*)         (*)         (*)       56,426     56,426      100,000       228,841      228,841      240,283
      28   153,307       (*)         (*)         (*)       58,135     58,135      100,000       254,729      254,729      267,466
      29   163,597       (*)         (*)         (*)       59,748     59,748      100,000       283,201      283,201      297,362
      30   174,402       (*)         (*)         (*)       61,244     61,244      100,000       314,509      314,509      330,234

----------------------------

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE BREAK POINT PREMIUM AND 4% ON PREMIUMS IN EXCESS OF BREAK POINT FOR ANY SINGLE POLICY YEAR.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                $2,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 55

                                 CURRENT VALUES


                          0% HYPOTHETICAL                    6% HYPOTHETICAL                     12% HYPOTHETICAL
                    GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN                GROSS INVESTMENT RETURN

           PREMIUMS
          PAID PLUS                 CASH                               CASH                                   CASH
  POLICY   INTEREST      CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR         DEATH
    YEAR    AT 5%       VALUE       VALUE      BENEFIT      VALUE      VALUE       BENEFIT       VALUE        VALUE       BENEFIT
       1    2,625       1,389        226       101,389      1,498       335       101,498        1,607         445        101,607
       2    5,381       2,797       1,635      102,797      3,104      1,941      103,104        3,424        2,262       103,424
       3    8,275       4,165       3,119      104,165      4,760      3,714      104,760        5,408        4,361       105,408
       4    11,314      5,493       4,563      105,493      6,470      5,540      106,470        7,575        6,645       107,575
       5    14,505      6,780       5,966      106,780      8,233      7,420      108,233        9,944        9,131       109,944
       6    17,855      8,027       7,330      108,027     10,054      9,356      110,054       12,537       11,839       112,537
       7    21,373      9,234       8,653      109,234     11,932     11,351      111,932       15,374       14,792       115,374
       8    25,066      10,401      9,936      110,401     13,871     13,406      113,871       18,481       18,016       118,481
       9    28,945      11,529     11,180      111,529     15,872     15,523      115,872       21,885       21,536       121,885
      10    33,017      12,616     12,616      112,616     17,938     17,938      117,938       25,617       25,617       125,617
      11    37,293      13,664     13,664      113,664     20,071     20,071      120,071       29,721       29,721       129,721
      12    41,782      14,489     14,489      114,489     22,086     22,086      122,086       34,042       34,042       134,042
      13    46,497      15,114     15,114      115,114     23,996     23,996      123,996       38,625       38,625       138,625
      14    51,446      15,563     15,563      115,563     25,820     25,820      125,820       43,518       43,518       143,518
      15    56,644      15,818     15,818      115,818     27,539     27,539      127,539       48,735       48,735       148,735
      16    62,101      15,765     15,765      115,765     29,024     29,024      129,024       54,184       54,184       154,184
      17    67,831      15,409     15,409      115,409     30,265     30,265      130,265       59,889       59,889       159,889
      18    73,848      14,717     14,717      114,717     31,213     31,213      131,213       65,842       65,842       165,842
      19    80,165      13,696     13,696      113,696     31,855     31,855      131,855       72,067       72,067       172,067
      20    86,798      12,367     12,367      112,367     32,193     32,193      132,193       78,612       78,612       178,612
      21    93,763      10,680     10,680      110,680     32,156     32,156      132,156       85,453       85,453       185,453
      22   101,076      8,596       8,596      108,596     31,683     31,683      131,683       92,575       92,575       192,575
      23   108,755      6,071       6,071      106,071     30,699     30,699      130,699       99,955       99,955       199,955
      24   116,818      3,063       3,063      103,063     29,130     29,130      129,130       107,566      107,566      207,566
      25   125,284       (*)         (*)         (*)       26,892     26,892      126,892       115,376      115,376      215,376
      26   134,173       (*)         (*)         (*)       23,937     23,937      123,937       123,390      123,390      223,390
      27   143,506       (*)         (*)         (*)       20,187     20,187      120,187       131,580      131,580      231,580
      28   153,307       (*)         (*)         (*)       15,564     15,564      115,564       139,914      139,914      239,914
      29   163,597       (*)         (*)         (*)        9,963      9,963      109,963       148,339      148,339      248,339
      30   174,402       (*)         (*)         (*)        3,258      3,258      103,258       156,779      156,779      256,779

---------------------------

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE BREAK POINT PREMIUM AND 4% ON PREMIUMS IN EXCESS OF BREAK POINT FOR ANY SINGLE POLICY YEAR.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                  $750 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 45

                                GUARANTEED VALUES


                          0% HYPOTHETICAL                    6% HYPOTHETICAL                     12% HYPOTHETICAL
                    GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN                GROSS INVESTMENT RETURN


           PREMIUMS
          PAID PLUS                 CASH                               CASH                                   CASH
  POLICY   INTEREST      CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR         DEATH
    YEAR    AT 5%       VALUE       VALUE      BENEFIT      VALUE      VALUE       BENEFIT       VALUE        VALUE       BENEFIT
       1     788         355          0        50,000        385         0         50,000         416           0         50,000
       2    1,614        718         144       50,000        802        229        50,000         891          317        50,000
       3    2,483       1,058        542       50,000       1,220       704        50,000        1,397         881        50,000
       4    3,394       1,374        915       50,000       1,637      1,178       50,000        1,936        1,477       50,000
       5    4,351       1,665       1,264      50,000       2,052      1,651       50,000        2,511        2,110       50,000
       6    5,357       1,928       1,584      50,000       2,463      2,118       50,000        3,123        2,779       50,000
       7    6,412       2,160       1,873      50,000       2,864      2,577       50,000        3,772        3,485       50,000
       8    7,520       2,356       2,127      50,000       3,253      3,023       50,000        4,460        4,231       50,000
       9    8,683       2,513       2,341      50,000       3,623      3,451       50,000        5,186        5,014       50,000
      10    9,905       2,626       2,626      50,000       3,971      3,971       50,000        5,952        5,952       50,000
      11    11,188      2,692       2,692      50,000       4,290      4,290       50,000        6,760        6,760       50,000
      12    12,535      2,705       2,705      50,000       4,575      4,575       50,000        7,610        7,610       50,000
      13    13,949      2,664       2,664      50,000       4,823      4,823       50,000        8,508        8,508       50,000
      14    15,434      2,562       2,562      50,000       5,025      5,025       50,000        9,455        9,455       50,000
      15    16,993      2,391       2,391      50,000       5,171      5,171       50,000       10,454       10,454       50,000
      16    18,630      2,142       2,142      50,000       5,252      5,252       50,000       11,506       11,506       50,000
      17    20,349      1,806       1,806      50,000       5,254      5,254       50,000       12,614       12,614       50,000
      18    22,154      1,367       1,367      50,000       5,159      5,159       50,000       13,779       13,779       50,000
      19    24,049       809         809       50,000       4,948      4,948       50,000       15,002       15,002       50,000
      20    26,039       115         115       50,000       4,599      4,599       50,000       16,287       16,287       50,000
      21    28,129       (*)         (*)         (*)        4,088      4,088       50,000       17,640       17,640       50,000
      22    30,323       (*)         (*)         (*)        3,387      3,387       50,000       19,071       19,071       50,000
      23    32,626       (*)         (*)         (*)        2,466      2,466       50,000       20,594       20,594       50,000
      24    35,045       (*)         (*)         (*)        1,284      1,284       50,000       22,222       22,222       50,000
      25    37,585       (*)         (*)         (*)         (*)        (*)         (*)         23,972       23,972       50,000
      26    40,252       (*)         (*)         (*)         (*)        (*)         (*)         25,865       25,865       50,000
      27    43,052       (*)         (*)         (*)         (*)        (*)         (*)         27,931       27,931       50,000
      28    45,992       (*)         (*)         (*)         (*)        (*)         (*)         30,202       30,202       50,000
      29    49,079       (*)         (*)         (*)         (*)        (*)         (*)         32,730       32,730       50,000
      30    52,321       (*)         (*)         (*)         (*)        (*)         (*)         35,587       35,587       50,000

--------------------------

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $7.50 THEREAFTER. GUARANTEED VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                  $750 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 45

                                GUARANTEED VALUES


                          0% HYPOTHETICAL                    6% HYPOTHETICAL                     12% HYPOTHETICAL
                    GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN                GROSS INVESTMENT RETURN


           PREMIUMS
          PAID PLUS                 CASH                               CASH                                   CASH
  POLICY   INTEREST      CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR         DEATH
    YEAR    AT 5%       VALUE       VALUE      BENEFIT      VALUE      VALUE       BENEFIT       VALUE        VALUE       BENEFIT
       1     788         352          0        50,352        383         0         50,383         414           0         50,414
       2    1,614        711         137       50,711        795        221        50,795         883          309        50,883
       3    2,483       1,045        529       51,045       1,205       689        51,205        1,380         863        51,380
       4    3,394       1,353        894       51,353       1,611      1,152       51,611        1,905        1,446       51,905
       5    4,351       1,632       1,231      51,632       2,011      1,610       52,011        2,460        2,058       52,460
       6    5,357       1,881       1,537      51,881       2,402      2,057       52,402        3,044        2,700       53,044
       7    6,412       2,096       1,809      52,096       2,778      2,491       52,778        3,656        3,369       53,656
       8    7,520       2,273       2,043      52,273       3,135      2,905       53,135        4,294        4,065       54,294
       9    8,683       2,406       2,234      52,406       3,466      3,293       53,466        4,955        4,783       54,955
      10    9,905       2,493       2,493      52,493       3,764      3,764       53,764        5,636        5,636       55,636
      11    11,188      2,528       2,528      52,528       4,025      4,025       54,025        6,335        6,335       56,335
      12    12,535      2,508       2,508      52,508       4,241      4,241       54,241        7,048        7,048       57,048
      13    13,949      2,430       2,430      52,430       4,406      4,406       54,406        7,772        7,772       57,772
      14    15,434      2,289       2,289      52,289       4,512      4,512       54,512        8,503        8,503       58,503
      15    16,993      2,077       2,077      52,077       4,547      4,547       54,547        9,232        9,232       59,232
      16    18,630      1,787       1,787      51,787       4,500      4,500       54,500        9,950        9,950       59,950
      17    20,349      1,411       1,411      51,411       4,358      4,358       54,358       10,646       10,646       60,646
      18    22,154       936         936       50,936       4,102      4,102       54,102       11,302       11,302       61,302
      19    24,049       349         349       50,349       3,712      3,712       53,712       11,901       11,901       61,901
      20    26,039       (*)         (*)         (*)        3,168      3,168       53,168       12,421       12,421       62,421
      21    28,129       (*)         (*)         (*)        2,451      2,451       52,451       12,840       12,840       62,840
      22    30,323       (*)         (*)         (*)        1,539      1,539       51,539       13,136       13,136       63,136
      23    32,626       (*)         (*)         (*)         413        413        50,413       13,282       13,282       63,282
      24    35,045       (*)         (*)         (*)         (*)        (*)         (*)         13,247       13,247       63,247
      25    37,585       (*)         (*)         (*)         (*)        (*)         (*)         12,991       12,991       62,991
      26    40,252       (*)         (*)         (*)         (*)        (*)         (*)         12,461       12,461       62,461
      27    43,052       (*)         (*)         (*)         (*)        (*)         (*)         11,591       11,591       61,591
      28    45,992       (*)         (*)         (*)         (*)        (*)         (*)         10,302       10,302       60,302
      29    49,079       (*)         (*)         (*)         (*)        (*)         (*)          8,505        8,505       58,505
      30    52,321       (*)         (*)         (*)         (*)        (*)         (*)          6,106        6,106       56,106

---------------------------

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $7.50 THEREAFTER. GUARANTEED VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                 $1,200 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 55

                                GUARANTEED VALUES


                          0% HYPOTHETICAL                    6% HYPOTHETICAL                     12% HYPOTHETICAL
                    GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN                GROSS INVESTMENT RETURN

           PREMIUMS
          PAID PLUS                 CASH                               CASH                                   CASH
  POLICY   INTEREST      CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR         DEATH
    YEAR    AT 5%       VALUE       VALUE      BENEFIT      VALUE      VALUE       BENEFIT       VALUE        VALUE       BENEFIT
       1     1260        468          0        50,000        514         0         50,000         561           0         50,000
       2    2,583        910         217       50,000       1,032       339        50,000        1,161         468        50,000
       3    3,972       1,294        671       50,000       1,522       898        50,000        1,772        1,148       50,000
       4    5,431       1,616       1,061      50,000       1,976      1,422       50,000        2,389        1,835       50,000
       5    6,962       1,867       1,382      50,000       2,386      1,901       50,000        3,008        2,523       50,000
       6    8,570       2,041       1,625      50,000       2,742      2,326       50,000        3,621        3,205       50,000
       7    10,259      2,129       1,783      50,000       3,032      2,686       50,000        4,220        3,874       50,000
       8    12,032      2,118       1,841      50,000       3,240      2,963       50,000        4,794        4,517       50,000
       9    13,893      1,993       1,785      50,000       3,349      3,141       50,000        5,328        5,120       50,000
      10    15,848      1,741       1,741      50,000       3,338      3,338       50,000        5,807        5,807       50,000
      11    17,901      1,345       1,345      50,000       3,186      3,186       50,000        6,214        6,214       50,000
      12    20,056       789         789       50,000       2,871      2,871       50,000        6,530        6,530       50,000
      13    22,318        56         56        50,000       2,365      2,365       50,000        6,735        6,735       50,000
      14    24,694       (*)         (*)         (*)        1,634      1,634       50,000        6,799        6,799       50,000
      15    27,189       (*)         (*)         (*)         633        633        50,000        6,683        6,683       50,000
      16    29,808       (*)         (*)         (*)         (*)        (*)         (*)          6,333        6,333       50,000
      17    32,559       (*)         (*)         (*)         (*)        (*)         (*)          5,675        5,675       50,000
      18    35,447       (*)         (*)         (*)         (*)        (*)         (*)          4,611        4,611       50,000
      19    38,479       (*)         (*)         (*)         (*)        (*)         (*)          3,014        3,014       50,000
      20    41,663       (*)         (*)         (*)         (*)        (*)         (*)           724          724        50,000
      21    45,006       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)
      22    48,517       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)
      23    52,202       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)
      24    56,073       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)
      25    60,136       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)
      26    64,403       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)
      27    68,883       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)
      28    73,587       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)
      29    78,527       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)
      30    83,713       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)

--------------------------------

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $7.50 THEREAFTER. GUARANTEED VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                 $1,200 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 55

                                GUARANTEED VALUES


                          0% HYPOTHETICAL                    6% HYPOTHETICAL                     12% HYPOTHETICAL
                    GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN                GROSS INVESTMENT RETURN

           PREMIUMS
          PAID PLUS                 CASH                                CASH                                  CASH
  POLICY   INTEREST      CASH       SURR        DEATH        CASH       SURR       DEATH         CASH         SURR         DEATH
    YEAR    AT 5%       VALUE       VALUE      BENEFIT       VALUE     VALUE       BENEFIT       VALUE        VALUE       BENEFIT
       1     1260        459          0        50,459        505         0         50,505         551           0         50,551
       2    2,583        886         193       50,886       1,006       313        51,006        1,132         439        51,132
       3    3,972       1,249        626       51,249       1,470       846        51,470        1,712        1,088       51,712
       4    5,431       1,542        988       51,542       1,888      1,333       51,888        2,283        1,728       52,283
       5    6,962       1,758       1,273      51,758       2,248      1,763       52,248        2,835        2,350       52,835
       6    8,570       1,890       1,474      51,890       2,542      2,126       52,542        3,359        2,943       53,359
       7    10,259      1,929       1,582      51,929       2,755      2,408       52,755        3,840        3,493       53,840
       8    12,032      1,863       1,586      51,863       2,869      2,592       52,869        4,260        3,982       54,260
       9    13,893      1,679       1,472      51,679       2,866      2,658       52,866        4,597        4,389       54,597
      10    15,848      1,367       1,367      51,367       2,727      2,727       52,727        4,828        4,828       54,828
      11    17,901       913         913       50,913       2,431      2,431       52,431        4,929        4,929       54,929
      12    20,056       310         310       50,310       1,961      1,961       51,961        4,874        4,874       54,874
      13    22,318       (*)         (*)         (*)        1,295      1,295       51,295        4,633        4,633       54,633
      14    24,694       (*)         (*)         (*)         409        409        50,409        4,170        4,170       54,170
      15    27,189       (*)         (*)         (*)         (*)        (*)         (*)          3,442        3,442       53,442
      16    29,808       (*)         (*)         (*)         (*)        (*)         (*)          2,392        2,392       52,392
      17    32,559       (*)         (*)         (*)         (*)        (*)         (*)           948          948        50,948
      18    35,447       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)
      19    38,479       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)
      20    41,663       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)
      21    45,006       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)
      22    48,517       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)
      23    52,202       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)
      24    56,073       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)
      25    60,136       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)
      26    64,403       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)
      27    68,883       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)
      28    73,587       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)
      29    78,527       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)
      30    83,713       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)

-----------------------

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $7.50 THEREAFTER. GUARANTEED VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                $1,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 45

                                GUARANTEED VALUES


                          0% HYPOTHETICAL                    6% HYPOTHETICAL                     12% HYPOTHETICAL
                    GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN                GROSS INVESTMENT RETURN

           PREMIUMS
          PAID PLUS                 CASH                               CASH                                   CASH
  POLICY   INTEREST      CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR         DEATH
    YEAR    AT 5%       VALUE       VALUE      BENEFIT      VALUE      VALUE       BENEFIT       VALUE        VALUE       BENEFIT
       1    1,575        931         34        100,000      1,000       102       100,000        1,069         171        100,000
       2    3,229       1,854        956       100,000      2,050      1,153      100,000        2,255        1,357       100,000
       3    4,965       2,738       1,930      100,000      3,121      2,313      100,000        3,538        2,730       100,000
       4    6,788       3,580       2,862      100,000      4,212      3,494      100,000        4,926        4,208       100,000
       5    8,703       4,379       3,751      100,000      5,320      4,692      100,000        6,428        5,800       100,000
       6    10,713      5,132       4,593      100,000      6,444      5,906      100,000        8,054        7,515       100,000
       7    12,824      5,833       5,384      100,000      7,579      7,130      100,000        9,812        9,363       100,000
       8    15,040      6,477       6,118      100,000      8,720      8,361      100,000       11,711       11,352       100,000
       9    17,367      7,058       6,789      100,000      9,861      9,592      100,000       13,763       13,493       100,000
      10    19,810      7,571       7,571      100,000     10,997     10,997      100,000       15,979       15,979       100,000
      11    22,376      8,009       8,009      100,000     12,123     12,123      100,000       18,376       18,376       100,000
      12    25,069      8,368       8,368      100,000     13,233     13,233      100,000       20,971       20,971       100,000
      13    27,898      8,643       8,643      100,000     14,323     14,323      100,000       23,788       23,788       100,000
      14    30,868      8,827       8,827      100,000     15,387     15,387      100,000       26,851       26,851       100,000
      15    33,986      8,908       8,908      100,000     16,413     16,413      100,000       30,193       30,193       100,000
      16    37,261      8,877       8,877      100,000     17,392     17,392      100,000       33,848       33,848       100,000
      17    40,699      8,719       8,719      100,000     18,310     18,310      100,000       37,852       37,852       100,000
      18    44,309      8,416       8,416      100,000     19,149     19,149      100,000       42,247       42,247       100,000
      19    48,099      7,945       7,945      100,000     19,889     19,889      100,000       47,085       47,085       100,000
      20    52,079      7,286       7,286      100,000     20,510     20,510      100,000       52,429       52,429       100,000
      21    56,258      6,417       6,417      100,000     20,991     20,991      100,000       58,359       58,359       100,000
      22    60,646      5,315       5,315      100,000     21,308     21,308      100,000       64,972       64,972       100,000
      23    65,253      3,955       3,955      100,000     21,437     21,437      100,000       72,388       72,388       100,000
      24    70,091      2,304       2,304      100,000     21,348     21,348      100,000       80,754       80,754       100,000
      25    75,170       317         317       100,000     20,996     20,996      100,000       90,218       90,218       104,653
      26    80,504       (*)         (*)         (*)       20,324     20,324      100,000       100,668      100,668      115,769
      27    86,104       (*)         (*)         (*)       19,257     19,257      100,000       112,193      112,193      126,778
      28    91,984       (*)         (*)         (*)       17,696     17,696      100,000       124,916      124,916      138,657
      29    98,158       (*)         (*)         (*)       15,524     15,524      100,000       138,987      138,987      151,495
      30   104,641       (*)         (*)         (*)       12,605     12,605      100,000       154,580      154,580      165,401

-----------------------------

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $7.50 THEREAFTER. GUARANTEED VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                $1,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 45

                                GUARANTEED VALUES


                          0% HYPOTHETICAL                    6% HYPOTHETICAL                     12% HYPOTHETICAL
                    GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN                GROSS INVESTMENT RETURN


           PREMIUMS
          PAID PLUS                 CASH                               CASH                                   CASH
  POLICY   INTEREST      CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR         DEATH
    YEAR    AT 5%       VALUE       VALUE      BENEFIT      VALUE      VALUE       BENEFIT       VALUE        VALUE       BENEFIT
       1    1,575        927         29        100,927       995        98        100,995        1,064         167        101,064
       2    3,229       1,842        945       101,842      2,037      1,140      102,037        2,241        1,343       102,241
       3    4,965       2,714       1,906      102,714      3,094      2,286      103,094        3,507        2,699       103,507
       4    6,788       3,540       2,822      103,540      4,164      3,446      104,164        4,869        4,151       104,869
       5    8,703       4,318       3,689      104,318      5,244      4,615      105,244        6,334        5,705       106,334
       6    10,713      5,043       4,504      105,043      6,329      5,791      106,329        7,906        7,368       107,906
       7    12,824      5,711       5,262      105,711      7,415      6,966      107,415        9,592        9,143       109,592
       8    15,040      6,315       5,956      106,315      8,492      8,133      108,492       11,394       11,035       111,394
       9    17,367      6,848       6,578      106,848      9,554      9,285      109,554       13,317       13,048       113,317
      10    19,810      7,304       7,304      107,304     10,592     10,592      110,592       15,365       15,365       115,365
      11    22,376      7,676       7,676      107,676     11,596     11,596      111,596       17,544       17,544       117,544
      12    25,069      7,959       7,959      107,959     12,557     12,557      112,557       19,858       19,858       119,858
      13    27,898      8,149       8,149      108,149     13,470     13,470      113,470       22,316       22,316       122,316
      14    30,868      8,237       8,237      108,237     14,320     14,320      114,320       24,924       24,924       124,924
      15    33,986      8,212       8,212      108,212     15,093     15,093      115,093       27,688       27,688       127,688
      16    37,261      8,063       8,063      108,063     15,772     15,772      115,772       30,615       30,615       130,615
      17    40,699      7,777       7,777      107,777     16,337     16,337      116,337       33,706       33,706       133,706
      18    44,309      7,335       7,335      107,335     16,763     16,763      116,763       36,957       36,957       136,957
      19    48,099      6,719       6,719      106,719     17,020     17,020      117,020       40,361       40,361       140,361
      20    52,079      5,910       5,910      105,910     17,080     17,080      117,080       43,913       43,913       143,913
      21    56,258      4,891       4,891      104,891     16,913     16,913      116,913       47,608       47,608       147,608
      22    60,646      3,647       3,647      103,647     16,492     16,492      116,492       51,441       51,441       151,441
      23    65,253      2,163       2,163      102,163     15,785     15,785      115,785       55,408       55,408       155,408
      24    70,091       419         419       100,419     14,756     14,756      114,756       59,499       59,499       159,499
      25    75,170       (*)         (*)         (*)       13,359     13,359      113,359       63,693       63,693       163,693
      26    80,504       (*)         (*)         (*)       11,535     11,535      111,535       67,956       67,956       167,956
      27    86,104       (*)         (*)         (*)        9,210      9,210      109,210       72,242       72,242       172,242
      28    91,984       (*)         (*)         (*)        6,296      6,296      106,296       76,483       76,483       176,483
      29    98,158       (*)         (*)         (*)        2,700      2,700      102,700       80,607       80,607       180,607
      30   104,641       (*)         (*)         (*)         (*)        (*)         (*)         84,540       84,540       184,540

---------------------------

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $7.50 THEREAFTER. GUARANTEED VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                $2,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 55

                                GUARANTEED VALUES


                          0% HYPOTHETICAL                    6% HYPOTHETICAL                     12% HYPOTHETICAL
                    GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN                GROSS INVESTMENT RETURN

           PREMIUMS
          PAID PLUS                 CASH                               CASH                                   CASH
  POLICY   INTEREST      CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR         DEATH
    YEAR    AT 5%       VALUE       VALUE      BENEFIT      VALUE      VALUE       BENEFIT       VALUE        VALUE       BENEFIT
       1    2,625       1,393        230       100,000      1,502       340       100,000        1,613         450        100,000
       2    5,381       2,724       1,562      100,000      3,031      1,869      100,000        3,352        2,190       100,000
       3    8,275       3,963       2,917      100,000      4,555      3,508      100,000        5,199        4,153       100,000
       4    11,314      5,101       4,171      100,000      6,065      5,135      100,000        7,160        6,230       100,000
       5    14,505      6,131       5,317      100,000      7,554      6,740      100,000        9,239        8,425       100,000
       6    17,855      7,043       6,345      100,000      9,011      8,313      100,000       11,443       10,745       100,000
       7    21,373      7,825       7,244      100,000     10,424      9,843      100,000       13,779       13,198       100,000
       8    25,066      8,461       7,996      100,000     11,776     11,311      100,000       16,252       15,787       100,000
       9    28,945      8,934       8,585      100,000     13,048     12,699      100,000       18,867       18,518       100,000
      10    33,017      9,225       9,225      100,000     14,221     14,221      100,000       21,635       21,635       100,000
      11    37,293      9,318       9,318      100,000     15,278     15,278      100,000       24,571       24,571       100,000
      12    41,782      9,194       9,194      100,000     16,198     16,198      100,000       27,704       27,704       100,000
      13    46,497      8,835       8,835      100,000     16,962     16,962      100,000       31,065       31,065       100,000
      14    51,446      8,214       8,214      100,000     17,542     17,542      100,000       34,688       34,688       100,000
      15    56,644      7,295       7,295      100,000     17,901     17,901      100,000       38,610       38,610       100,000
      16    62,101      6,028       6,028      100,000     17,989     17,989      100,000       42,875       42,875       100,000
      17    67,831      4,346       4,346      100,000     17,739     17,739      100,000       47,535       47,535       100,000
      18    73,848      2,162       2,162      100,000     17,065     17,065      100,000       52,659       52,659       100,000
      19    80,165       (*)         (*)         (*)       15,863     15,863      100,000       58,342       58,342       100,000
      20    86,798       (*)         (*)         (*)       14,020     14,020      100,000       64,718       64,718       100,000
      21    93,763       (*)         (*)         (*)       11,403     11,403      100,000       71,975       71,975       100,000
      22   101,076       (*)         (*)         (*)        7,853      7,853      100,000       80,362       80,362       100,000
      23   108,755       (*)         (*)         (*)        3,173      3,173      100,000       90,209       90,209       100,000
      24   116,818       (*)         (*)         (*)         (*)        (*)         (*)         101,771      101,771      106,860
      25   125,284       (*)         (*)         (*)         (*)        (*)         (*)         114,520      114,520      120,246
      26   134,173       (*)         (*)         (*)         (*)        (*)         (*)         128,503      128,503      134,928
      27   143,506       (*)         (*)         (*)         (*)        (*)         (*)         143,825      143,825      151,016
      28   153,307       (*)         (*)         (*)         (*)        (*)         (*)         160,592      160,592      168,621
      29   163,597       (*)         (*)         (*)         (*)        (*)         (*)         178,913      178,913      187,859
      30   174,402       (*)         (*)         (*)         (*)        (*)         (*)         198,906      198,906      208,851

---------------------------------

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $7.50 THEREAFTER. GUARANTEED VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                $2,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 55

                                GUARANTEED VALUES


                          0% HYPOTHETICAL                    6% HYPOTHETICAL                     12% HYPOTHETICAL
                    GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN                GROSS INVESTMENT RETURN

           PREMIUMS
          PAID PLUS                 CASH                               CASH                                   CASH
  POLICY   INTEREST      CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR         DEATH
    YEAR    AT 5%       VALUE       VALUE      BENEFIT      VALUE      VALUE       BENEFIT       VALUE        VALUE       BENEFIT
       1    2,625       1,377        215       101,377      1,486       323       101,486        1,595         433        101,595
       2    5,381       2,680       1,517      102,680      2,982      1,819      102,982        3,298        2,135       103,298
       3    8,275       3,874       2,827      103,874      4,452      3,405      104,452        5,081        4,035       105,081
       4    11,314      4,951       4,021      104,951      5,884      4,954      105,884        6,944        6,014       106,944
       5    14,505      5,901       5,087      105,901      7,265      6,452      107,265        8,880        8,067       108,880
       6    17,855      6,712       6,014      106,712      8,579      7,882      108,579       10,885       10,187       110,885
       7    21,373      7,372       6,791      107,372      9,808      9,227      109,808       12,949       12,368       112,949
       8    25,066      7,863       7,398      107,863     10,926     10,461      110,926       15,056       14,591       115,056
       9    28,945      8,165       7,816      108,165     11,906     11,557      111,906       17,188       16,839       117,188
      10    33,017      8,260       8,260      108,260     12,721     12,721      112,721       19,326       19,326       119,326
      11    37,293      8,132       8,132      108,132     13,344     13,344      113,344       21,449       21,449       121,449
      12    41,782      7,766       7,766      107,766     13,745     13,745      113,745       23,535       23,535       123,535
      13    46,497      7,147       7,147      107,147     13,899     13,899      113,899       25,565       25,565       125,565
      14    51,446      6,256       6,256      106,256     13,768     13,768      113,768       27,512       27,512       127,512
      15    56,644      5,065       5,065      105,065     13,309     13,309      113,309       29,334       29,334       129,334
      16    62,101      3,538       3,538      103,538     12,464     12,464      112,464       30,972       30,972       130,972
      17    67,831      1,626       1,626      101,626     11,162     11,162      111,162       32,352       32,352       132,352
      18    73,848       (*)         (*)         (*)        9,316      9,316      109,316       33,377       33,377       133,377
      19    80,165       (*)         (*)         (*)        6,835      6,835      106,835       33,942       33,942       133,942
      20    86,798       (*)         (*)         (*)        3,634      3,634      103,634       33,937       33,937       133,937
      21    93,763       (*)         (*)         (*)         (*)        (*)         (*)         33,254       33,254       133,254
      22   101,076       (*)         (*)         (*)         (*)        (*)         (*)         31,778       31,778       131,778
      23   108,755       (*)         (*)         (*)         (*)        (*)         (*)         29,388       29,388       129,388
      24   116,818       (*)         (*)         (*)         (*)        (*)         (*)         25,943       25,943       125,943
      25   125,284       (*)         (*)         (*)         (*)        (*)         (*)         21,264       21,264       121,264
      26   134,173       (*)         (*)         (*)         (*)        (*)         (*)         15,133       15,133       115,133
      27   143,506       (*)         (*)         (*)         (*)        (*)         (*)          7,275        7,275       107,275
      28   153,307       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)
      29   163,597       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)
      30   174,402       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)

-------------------------

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $7.50 THEREAFTER. GUARANTEED VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
Nationwide Life Insurance Company:


We have audited the accompanying consolidated balance sheets of Nationwide Life Insurance Company and subsidiaries (collectively the Company), a wholly owned subsidiary of Nationwide Financial Services, Inc., as of December 31, 1997 and 1996, and the related consolidated statements of income, shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 1997. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Nationwide Life Insurance Company and subsidiaries as of December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1997, in conformity with generally accepted accounting principles.



                                                    KPMG Peat Marwick LLP


Columbus, Ohio
January 30, 1998

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                           Consolidated Balance Sheets

                            (in millions of dollars)


                                                                                                   December 31,
                                                                                        -----------------------------------
                                        ASSETS                                                1997               1996
                                        ------
                                                                                        -----------------   ---------------
Investments:
  Securities available-for-sale, at fair value:
    Fixed maturity securities                                                               $13,204.1           $12,304.6
    Equity securities                                                                            80.4                59.1
  Mortgage loans on real estate, net                                                          5,181.6             5,272.1
  Real estate, net                                                                              311.4               265.8
  Policy loans                                                                                  415.3               371.8
  Other long-term investments                                                                    25.2                28.7
  Short-term investments                                                                        358.4                 4.8
                                                                                           ----------           ---------
                                                                                             19,576.4            18,306.9
                                                                                           ----------           ---------

Cash                                                                                            175.6                43.8
Accrued investment income                                                                       210.5               210.2
Deferred policy acquisition costs                                                             1,665.4             1,366.5
Investment in subsidiaries classified as discontinued operations                                  -                 485.7
Other assets                                                                                    438.4               426.5
Assets held in Separate Accounts                                                             37,724.4            26,926.7
                                                                                           ----------           ---------
                                                                                            $59,790.7           $47,766.3
                                                                                           ==========           =========

                         LIABILITIES AND SHAREHOLDER'S EQUITY
                         ------------------------------------

Future policy benefits and claims                                                           $18,702.8           $17,600.6
Other liabilities                                                                               885.6             1,101.1
Liabilities related to Separate Accounts                                                     37,724.4            26,926.7
                                                                                           ----------           ---------
                                                                                             57,312.8            45,628.4
                                                                                           ----------           ---------

Commitments and contingencies (notes 7 and 13)

Shareholder's equity:
  Common stock, $1 par value.  Authorized 5.0 million shares;
    3.8 million shares issued and outstanding                                                     3.8                 3.8
  Additional paid-in capital                                                                    914.7               527.9
  Retained earnings                                                                           1,312.3             1,432.6
  Unrealized gains on securities available-for-sale, net                                        247.1               173.6
                                                                                           ----------           ---------
                                                                                              2,477.9             2,137.9
                                                                                           ----------           ---------
                                                                                            $59,790.7           $47,766.3
                                                                                           ==========           =========



See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                        Consolidated Statements of Income

                            (in millions of dollars)


                                                                                        Years ended December 31,
                                                                              ---------------------------------------------
                                                                                  1997            1996           1995
                                                                              -------------   -------------  --------------

Revenues:
  Investment product and universal life insurance product policy charges       $   545.2       $   400.9      $   286.6
  Traditional life insurance premiums                                              205.4           198.6          199.1
  Net investment income                                                          1,409.2         1,357.8        1,294.0
  Realized gains (losses) on investments                                            11.1            (0.3)          (1.7)
  Other                                                                             46.5            35.9           20.7
                                                                              ----------      ----------     ----------
                                                                                 2,217.4         1,992.9        1,798.7
                                                                              ----------      ----------     ----------
Benefits and expenses:
  Interest credited to policyholder account balances                             1,016.6           982.3          950.3
  Other benefits and claims                                                        178.2           178.3          165.2
  Policyholder dividends on participating policies                                  40.6            41.0           39.9
  Amortization of deferred policy acquisition costs                                167.2           133.4           82.7
  Other operating expenses                                                         384.9           342.4          273.0
                                                                              ----------      ----------     ----------
                                                                                 1,787.5         1,677.4        1,511.1
                                                                              ----------      ----------     ----------

    Income from continuing operations before federal income tax expense            429.9           315.5          287.6

Federal income tax expense                                                         150.2           110.9           99.8
                                                                              ----------      ----------     ----------

    Income from continuing operations                                              279.7           204.6          187.8

Income from discontinued operations (less federal income tax expense
  of $4.5 and $7.4 in 1996 and 1995, respectively)                                   -              11.3           24.7
                                                                              ----------      ----------     ----------

    Net income                                                                 $   279.7       $   215.9      $   212.5
                                                                              ==========      ==========     ==========

See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                 Consolidated Statements of Shareholder's Equity

                            (in millions of dollars)


                                                                                          Unrealized
                                                                                            gains
                                                                                           (losses)
                                                           Additional                   on securities       Total
                                                Common       paid-in       Retained       available-    shareholder's
                                                 stock       capital       earnings     for-sale, net       equity
                                              ----------- ------------- -------------- ---------------- -------------
December 31, 1994                                 $3.8       $ 606.2       $1,378.2         $(119.7)       $1,868.5

  Capital contribution                             -            51.0            -              (4.1)           46.9
  Net income                                       -             -            212.5             -             212.5
  Dividends to shareholder                         -             -             (7.5)            -              (7.5)
  Unrealized gains on securities available-
    for-sale, net                                  -             -              -             508.1           508.1
                                              --------      --------       --------        --------       ---------
December 31, 1995                                  3.8         657.2        1,583.2           384.3          2628.5

  Net income                                       -             -            215.9             -             215.9
  Dividends to shareholder                         -          (129.3)        (366.5)          (39.8)         (535.6)
  Unrealized losses on securities available-
    for-sale, net                                  -             -              -            (170.9)         (170.9)
                                              --------      --------       --------        --------       ---------
December 31, 1996                                  3.8         527.9        1,432.6           173.6         2,137.9

  Capital contribution                             -           836.8            -               -             836.8
  Net income                                       -             -            279.7             -             279.7
  Dividends to shareholder                         -          (450.0)        (400.0)            -            (850.0)
  Unrealized gains on securities available-
    for-sale, net                                  -             -              -              73.5            73.5
                                              --------      --------       --------        --------       ---------
December 31, 1997                                 $3.8       $ 914.7       $1,312.3         $ 247.1        $2,477.9
                                              ========      ========       ========        ========       =========




See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                      Consolidated Statements of Cash Flows

                            (in millions of dollars)


                                                                                           Years ended December 31,
                                                                                ----------------------------------------------
                                                                                     1997           1996            1995
                                                                                ------------------------------ ---------------

Cash flows from operating activities:
  Net income                                                                     $    279.7      $   215.9       $   212.5
  Adjustments to reconcile net income to net cash provided by operating activities:
      Interest credited to policyholder account balances                            1,016.6          982.3           950.3
      Capitalization of deferred policy acquisition costs                            (487.9)        (422.6)         (321.3)
      Amortization of deferred policy acquisition costs                               167.2          133.4            82.7
      Amortization and depreciation                                                    (2.0)           7.0            10.2
      Realized (gains) losses on invested assets, net                                 (11.1)          (0.3)            3.3
      (Increase) decrease in accrued investment income                                 (0.3)           2.8           (16.9)
      (Increase) decrease in other assets                                             (12.7)         (38.9)           39.9
      (Decrease) increase in policy liabilities                                       (23.1)        (151.0)          123.9
      Increase in other liabilities                                                   230.6          191.4            27.0
      Other, net                                                                      (10.9)         (61.7)            1.8
                                                                                -----------      ---------        --------
        Net cash provided by operating activities                                   1,146.1          858.3         1,113.4
                                                                                -----------      ---------        --------

Cash flows from investing activities:
  Proceeds from maturity of securities available-for-sale                             993.4        1,162.8           634.6
  Proceeds from sale of securities available-for-sale                                 574.5          299.6           107.3
  Proceeds from maturity of fixed maturity securities held-to-maturity                  -              -             564.4
  Proceeds from repayments of mortgage loans on real estate                           437.3          309.0           207.8
  Proceeds from sale of real estate                                                    34.8           18.5            48.3
  Proceeds from repayments of policy loans and sale of other invested assets           22.7           22.8            53.6
  Cost of securities available-for-sale acquired                                   (2,828.1)      (1,573.6)       (1,942.4)
  Cost of fixed maturity securities held-to-maturity acquired                           -              -            (593.6)
  Cost of mortgage loans on real estate acquired                                     (752.2)        (972.8)         (796.0)
  Cost of real estate acquired                                                        (24.9)          (7.9)          (10.9)
  Policy loans issued and other invested assets acquired                              (62.5)         (57.7)          (75.9)
  Short-term investments, net                                                        (354.8)          28.0            77.8
                                                                                -----------      ---------        --------
        Net cash used in investing activities                                      (1,959.8)        (771.3)       (1,725.0)
                                                                                -----------      ---------        --------

Cash flows from financing activities:
  Proceeds from capital contributions                                                 836.8            -               -
  Cash dividends paid                                                                   -            (50.0)           (7.5)
  Increase in investment product and universal life insurance
    product account balances                                                        2,488.5        1,781.8         1,883.7
  Decrease in investment product and universal life insurance
    product account balances                                                       (2,379.8)      (1,784.5)       (1,258.7)
                                                                                -----------      ---------        --------
        Net cash provided by (used in) financing activities                           945.5          (52.7)          617.5
                                                                                -----------      ---------        --------
Net increase in cash                                                                  131.8           34.3             5.9

Cash, beginning of year                                                                43.8            9.5             3.6
                                                                                -----------      ---------        --------

Cash, end of year                                                                $    175.6      $    43.8       $     9.5
                                                                                ===========      =========       =========

See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements

                        December 31, 1997, 1996 and 1995


(1)      ORGANIZATION AND DESCRIPTION OF BUSINESS

         Prior to January 27, 1997, Nationwide Life Insurance Company (NLIC) was wholly owned by Nationwide Corporation (Nationwide Corp.). On that date, Nationwide Corp. contributed the outstanding shares of NLIC's common stock to Nationwide Financial Services, Inc. (NFS), a holding company formed by Nationwide Corp. in November 1996 for NLIC and the other companies within the Nationwide Insurance Enterprise that offer or distribute long-term savings and retirement products. On March 11 1997, NFS completed an initial public offering of its Class A common stock.

         During 1996 and 1997, Nationwide Corp. and NFS completed certain transactions in anticipation of the initial public offering that focused the business of NFS on long-term savings and retirement products. On September 24, 1996, NLIC declared a dividend payable to Nationwide Corp. on January 1, 1997 consisting of the outstanding shares of common stock of certain subsidiaries that do not offer or distribute long-term savings or retirement products. In addition, during 1996, NLIC entered into two reinsurance agreements whereby all of NLIC's accident and health and group life insurance business was ceded to two affiliates effective January 1, 1996. These subsidiaries, through December 31, 1996, and all accident and health and group life insurance business have been accounted for as discontinued operations for all periods presented. See notes 11 and 15. Additionally, NLIC paid $900.0 million of dividends, $50.0 million to Nationwide Corp. on December 31, 1996 and $850.0 million to NFS, which then made an equivalent dividend to Nationwide Corp., on February 24, 1997.

         NFS contributed $836.8 million to the capital of NLIC during March
         1997.

         Wholly owned subsidiaries of NLIC include Nationwide Life and Annuity Insurance Company (NLAIC), Nationwide Advisory Services, Inc., Nationwide Investment Services Corporation and NWE, Inc. NLIC and its subsidiaries are collectively referred to as "the Company."

         The Company is a leading provider of long-term savings and retirement products. The Company is subject to regulation by the Insurance Departments of states in which it is licensed, and undergoes periodic examinations by those departments.

(2)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles, which differ from statutory accounting practices prescribed or permitted by regulatory authorities. Annual Statements for NLIC and NLAIC, filed with the Department of Insurance of the State of Ohio (the Department), are prepared on the basis of accounting practices prescribed or permitted by the Department. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no material permitted statutory accounting practices.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

         In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

         The most significant estimates include those used in determining deferred policy acquisition costs, valuation allowances for mortgage loans on real estate and real estate investments and the liability for future policy benefits and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

         (a)  CONSOLIDATION POLICY

              The consolidated financial statements include the accounts of NLIC and its wholly owned subsidiaries. Subsidiaries that are classified and reported as discontinued operations are not consolidated but rather are reported as "Investment in subsidiaries classified as discontinued operations" in the accompanying consolidated balance sheets and "Income from discontinued operations" in the accompanying consolidated statements of income. All significant intercompany balances and transactions have been eliminated.

         (b)  VALUATION OF INVESTMENTS AND RELATED GAINS AND LOSSES

              The Company is required to classify its fixed maturity securities and equity securities as either held-to-maturity, available-for-sale or trading. Fixed maturity securities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity and are stated at amortized cost. Fixed maturity securities not classified as held-to-maturity and all equity securities are classified as available-for-sale and are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs and deferred federal income tax, reported as a separate component of shareholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized. The Company has no fixed maturity securities classified as held-to-maturity or trading as of December 31, 1997 or 1996.

              Mortgage loans on real estate are carried at the unpaid principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. The measurement of impaired loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the fair value of the collateral, if the loan is collateral dependent. Loans in foreclosure and loans considered to be impaired are placed on non-accrual status. Interest received on non-accrual status mortgage loans on real estate is included in interest income in the period received.

              Real estate is carried at cost less accumulated depreciation and valuation allowances. Other long-term investments are carried on the equity basis, adjusted for valuation allowances. Impairment losses are recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount.

              Realized gains and losses on the sale of investments are determined on the basis of specific security identification. Estimates for valuation allowances and other than temporary declines are included in realized gains and losses on investments.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         (c)  REVENUES AND BENEFITS

              INVESTMENT PRODUCTS AND UNIVERSAL LIFE INSURANCE PRODUCTS:
              Investment products consist primarily of individual and group variable and fixed annuities. Universal life insurance products include universal life insurance, variable universal life insurance and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset fees, cost of insurance, policy administration and surrender charges that have been earned and assessed against policy account balances during the period. Policy benefits and claims that are charged to expense include interest credited to policy account balances and benefits and claims incurred in the period in excess of related policy account balances.

              TRADITIONAL LIFE INSURANCE PRODUCTS: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

         (d)  DEFERRED POLICY ACQUISITION COSTS

              The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable sales expenses have been deferred. For investment products and universal life insurance products, deferred policy acquisition costs are being amortized with interest over the lives of the policies in relation to the present value of estimated future gross profits from projected interest margins, asset fees, cost of insurance, policy administration and surrender charges. For years in which gross profits are negative, deferred policy acquisition costs are amortized based on the present value of gross revenues. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as described in note 2(b). For traditional life insurance products, these deferred policy acquisition costs are predominantly being amortized with interest over the premium paying period of the related policies in proportion to the ratio of actual annual premium revenue to the anticipated total premium revenue. Such anticipated premium revenue was estimated using the same assumptions as were used for computing liabilities for future policy benefits.

         (e)  SEPARATE ACCOUNTS

              Separate Account assets and liabilities represent contractholders' funds which have been segregated into accounts with specific investment objectives. For all but $365.5 million of separate account assets, the investment income and gains or losses of these accounts accrue directly to the contractholders. The activity of the Separate Accounts is not reflected in the consolidated statements of income and cash flows except for the fees the Company receives.

         (f)  FUTURE POLICY BENEFITS

              Future policy benefits for investment products in the accumulation phase, universal life insurance and variable universal life insurance policies have been calculated based on participants' contributions plus interest credited less applicable contract charges.

              Future policy benefits for traditional life insurance policies have been calculated using a net level premium method based on estimates of mortality, morbidity, investment yields and withdrawals which were used or which were being experienced at the time the policies were issued, rather than the assumptions prescribed by state regulatory authorities. See note 4.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         (g)  PARTICIPATING BUSINESS

              Participating business represents approximately 50% in 1997 (52% in 1996 and 54% in 1995) of the Company's life insurance in force, 77% in 1997 (78% in 1996 and 79% in 1995) of the number of life insurance policies in force, and 27% in 1997 (40% in 1996 and 47% in 1995) of life insurance statutory premiums. The provision for policyholder dividends is based on current dividend scales and is included in "Future policy benefits and claims" in the accompanying consolidated balance sheets.

         (h)  FEDERAL INCOME TAX

              The Company files a consolidated federal income tax return with Nationwide Mutual Insurance Company (NMIC), the majority shareholder of Nationwide Corp. The members of the consolidated tax return group have a tax sharing arrangement which provides, in effect, for each member to bear essentially the same federal income tax liability as if separate tax returns were filed.

              The Company utilizes the asset and liability method of accounting for income tax. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce the deferred tax assets to the amounts expected to be realized.

         (i)  REINSURANCE CEDED

              Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported on a gross basis. All of the Company's accident and health and group life insurance business is ceded to affiliates and is accounted for as discontinued operations. See notes 11 and 15.

         (j)  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

              STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 130 - REPORTING COMPREHENSIVE INCOME was issued in June 1997 and is effective for fiscal years beginning after December 15, 1997. The statement establishes standards for reporting and display of comprehensive income and its components in a full set of financial statements. Comprehensive income includes all changes in equity during a period except those resulting from investments by shareholders and distributions to shareholders and includes net income. Comprehensive income would be reported in addition to earnings amounts currently presented. The Company will adopt the statement and begin reporting comprehensive income in the first quarter of 1998.

         (k)  RECLASSIFICATION

              Certain items in the 1996 and 1995 consolidated financial statements have been reclassified to conform to the 1997 presentation.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued




(3)      INVESTMENTS

         The amortized cost, gross unrealized gains and losses and estimated fair value of securities available-for-sale as of December 31, 1997 and 1996 were:

                                                                                     Gross         Gross
                                                                    Amortized     unrealized    unrealized     Estimated
             (in millions of dollars)                                 cost           gains        losses       fair value
                                                                 --------------  ------------  -------------  ------------
             December 31, 1997:
               Fixed maturity securities:
                 U.S. Treasury securities and obligations of U.S.
                   government corporations and agencies            $     305.1    $     8.6      $    -        $     313.7
                 Obligations of states and political subdivisions          1.6          -             -                1.6
                 Debt securities issued by foreign governments            93.3          2.7          (0.2)            95.8
                 Corporate securities                                  8,698.7        355.5         (11.5)         9,042.7
                 Mortgage-backed securities                            3,634.2        118.6          (2.5)         3,750.3
                                                                  ------------    ---------     ---------      -----------
                     Total fixed maturity securities                  12,732.9        485.4         (14.2)        13,204.1
               Equity securities                                          67.8         12.9          (0.3)            80.4
                                                                  ------------    ---------     ---------      -----------
                                                                   $  12,800.7    $   498.3      $  (14.5)     $  13,284.5
                                                                  ============    =========     =========      ===========

             December 31, 1996:
               Fixed maturity securities:
                 U.S. Treasury securities and obligations of U.S.
                   government corporations and agencies            $     275.7    $     4.8      $   (1.3)     $     279.2
                 Obligations of states and political subdivisions          6.2          0.5           -                6.7
                 Debt securities issued by foreign governments           100.7          2.1          (0.9)           101.9
                 Corporate securities                                  7,999.3        285.9         (33.7)         8,251.5
                 Mortgage-backed securities                            3,589.0         91.4         (15.1)         3,665.3
                                                                  ------------    ---------     ---------      -----------
                     Total fixed maturity securities                  11,970.9        384.7         (51.0)        12,304.6
               Equity securities                                          43.9         15.6          (0.4)            59.1
                                                                  ------------    ---------     ---------      -----------
                                                                   $  12,014.8    $   400.3      $  (51.4)     $  12,363.7
                                                                  ============    =========     =========      ===========


         The amortized cost and estimated fair value of fixed maturity securities available-for-sale as of December 31, 1997, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                                                 Amortized        Estimated
             (in millions of dollars)                                               cost          fair value
                                                                              --------------      ----------
             Fixed maturity securities available for sale:
               Due in one year or less                                            $     419.2      $     422.1
               Due after one year through five years                                  4,573.5          4,708.4
               Due after five years through ten years                                 2,772.6          2,879.7
               Due after ten years                                                    1,333.4          1,443.6
                                                                                  -----------      -----------
                                                                                      9,098.7          9,453.8
             Mortgage-backed securities                                               3,634.2          3,750.3
                                                                                  -----------      -----------
                                                                                  $  12,732.9      $  13,204.1
                                                                                  ===========      ===========

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         The components of unrealized gains on securities available-for-sale, net, were as follows as of December 31:


             (in millions of dollars)                                                1997          1996
                                                                                 -----------     ----------
             Gross unrealized gains                                                 $ 483.8        $349.0
             Adjustment to deferred policy acquisition costs                         (103.7)        (81.9)
             Deferred federal income tax                                             (133.0)        (93.5)
                                                                                   --------       -------
                                                                                    $ 247.1        $173.6
                                                                                   ========       =======

         An analysis of the change in gross unrealized gains (losses) on securities available-for-sale and fixed maturity securities held-to-maturity follows for the years ended December 31:


             (in millions of dollars)                                         1997          1996           1995
                                                                          -----------   -------------   -----------
             Securities available-for-sale:
               Fixed maturity securities                                      $137.5       $(289.2)       $876.3
               Equity securities                                                (2.7)          8.9           -
             Fixed maturity securities held-to-maturity                          -             -            75.6
                                                                             -------       -------       -------
                                                                              $134.8       $(280.3)      $ 951.9
                                                                             =======       =======       =======

         Proceeds from the sale of securities available-for-sale during 1997, 1996 and 1995 were $574.5 million, $299.6 million and $107.3 million, respectively. During 1997, gross gains of $9.9 million ($6.6 million and $4.8 million in 1996 and 1995, respectively) and gross losses of $18.0 million ($6.9 million and $2.1 million in 1996 and 1995, respectively) were realized on those sales. In addition, gross gains of $15.1 million and gross losses of $0.7 million were realized in 1997 when the Company paid a dividend to NFS, which then made an equivalent dividend to Nationwide Corp., consisting of securities having an aggregate fair value of $850.0 million.

         During 1995, the Company transferred fixed maturity securities classified as held-to-maturity with amortized cost of $25.4 million to available-for-sale securities due to evidence of a significant deterioration in the issuer's creditworthiness. The transfer of those fixed maturity securities resulted in a gross unrealized loss of $3.5 million.

         As permitted by the Financial Accounting Standards Board's Special Report, A GUIDE TO IMPLEMENTATION OF STATEMENT 115 ON ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES, issued in November 1995, the Company transferred nearly all of its fixed maturity securities previously classified as held-to-maturity to available-for-sale. As of December 14, 1995, the date of transfer, the fixed maturity securities had amortized cost of $3.32 billion, resulting in a gross unrealized gain of $155.9 million.

         The recorded investment of mortgage loans on real estate considered to be impaired as of December 31, 1997 was $19.9 million ($51.8 million as of December 31, 1996), which includes $3.9 million ($41.7 million as of December 31, 1996) of impaired mortgage loans on real estate for which the related valuation allowance was $0.1 million ($8.5 million as of December 31, 1996) and $16.0 million ($10.1 million as of December 31,
         1996) of impaired mortgage loans on real estate for which there was no valuation allowance. During 1997, the average recorded investment in impaired mortgage loans on real estate was approximately $31.8 million ($39.7 million in 1996) and interest income recognized on those loans was $1.0 million ($2.1 million in 1996), which is equal to interest income recognized using a cash-basis method of income recognition.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         Activity in the valuation allowance account for mortgage loans on real estate is summarized for the years ended December 31:

             (in millions of dollars)                                               1997          1996
                                                                                ------------- -------------
             Allowance, beginning of year                                            $51.0         $49.1
               (Reductions) additions charged to operations                           (1.2)          4.5
               Direct write-downs charged against the allowance                       (7.3)         (2.6)
                                                                                    ------        ------
             Allowance, end of year                                                  $42.5         $51.0
                                                                                    ======        ======

         Real estate is presented at cost less accumulated depreciation of $45.1 million as of December 31, 1997 ($30.3 million as of December 31, 1996) and valuation allowances of $11.1 million as of December 31, 1997 ($15.2 million as of December 31, 1996).

         Investments that were non-income producing for the twelve month period preceding December 31, 1997 amounted to $19.4 million ($26.8 million for 1996) and consisted of $3.0 million ($0.2 million in 1996) in securities available-for-sale, $16.4 million ($20.6 million in 1996) in real estate and none ($5.9 million in 1996) in other long-term investments.

         An analysis of investment income by investment type follows for the years ended December 31:

             (in millions of dollars)                                      1997             1996           1995
                                                                        -----------      ---------      ---------
             Gross investment income:
               Securities available-for-sale:
                 Fixed maturity securities                                $  911.6        $  917.1       $  685.8
                 Equity securities                                             0.8             1.3            1.3
               Fixed maturity securities held-to-maturity                      -               -            201.8
               Mortgage loans on real estate                                 457.7           432.8          395.5
               Real estate                                                    42.9            44.3           38.3
               Short-term investments                                         22.7             4.2           10.6
               Other                                                          21.0             4.0            7.2
                                                                          --------        --------       --------
                   Total investment income                                 1,456.7         1,403.7        1,340.5
             Less investment expenses                                         47.5            45.9           46.5
                                                                          --------        --------       --------
                   Net investment income                                  $1,409.2        $1,357.8       $1,294.0
                                                                          ========        ========       ========

         An analysis of realized gains (losses) on investments, net of valuation allowances, by investment type follows for the years ended December 31:

             (in millions of dollars)                                       1997            1996           1995
                                                                         ---------       ---------       --------
             Securities available-for-sale:
               Fixed maturity securities                                    $ 3.6           $(3.5)         $ 4.2
               Equity securities                                              2.7             3.2            3.4
             Mortgage loans on real estate                                    1.6            (4.1)          (7.1)
             Real estate and other                                            3.2             4.1           (2.2)
                                                                           ------          ------         ------
                                                                            $11.1           $(0.3)         $(1.7)
                                                                           ======          ======         ======

         Fixed maturity securities with an amortized cost of $6.2 million as of December 31, 1997 and 1996 were on deposit with various regulatory agencies as required by law.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


(4)      FUTURE POLICY BENEFITS AND CLAIMS

         The liability for future policy benefits for investment contracts represents approximately 86% and 87% of the total liability for future policy benefits as of December 31, 1997 and 1996, respectively. The average interest rate credited on investment product policies was approximately 6.1%, 6.3% and 6.6% for the years ended December 31, 1997, 1996 and 1995, respectively.

         The liability for future policy benefits for traditional life insurance policies has been established based upon the following assumptions:

              INTEREST RATES: Interest rates vary by issue year and were 6.9% and 6.6% in 1997 and 1996, respectively. Interest rates have generally ranged from 6.0% to 10.5% for previous issue years.

              WITHDRAWALS: Rates, which vary by issue age, type of coverage and policy duration, are based on Company experience.

              MORTALITY: Mortality and morbidity rates are based on published tables, modified for the Company's actual experience.

         The Company has entered into a reinsurance contract to cede a portion of its general account individual annuity business to The Franklin Life Insurance Company (Franklin). Total recoveries due from Franklin were $220.2 million and $240.5 million as of December 31, 1997 and 1996, respectively. The contract is immaterial to the Company's results of operations. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. Under the terms of the contract, Franklin has established a trust as collateral for the recoveries. The trust assets are invested in investment grade securities, the market value of which must at all times be greater than or equal to 102% of the reinsured reserves.

         The Company has reinsurance agreements with certain affiliates as described in note 11. All other reinsurance agreements are not material to either premiums or reinsurance recoverables.


(5)      FEDERAL INCOME TAX

         The Company's current federal income tax liability was $60.1 million and $30.2 million as of December 31, 1997 and 1996, respectively.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         The tax effects of temporary differences that give rise to significant components of the net deferred tax liability as of December 31, 1997 and 1996 are as follows:

             (in millions of dollars)                                        1997            1996
                                                                          ----------      ----------
             Deferred tax assets:
               Future policy benefits                                       $200.1          $183.0
               Liabilities in Separate Accounts                              242.0           188.4
               Mortgage loans on real estate and real estate                  19.0            23.4
               Other assets and other liabilities                             59.2            53.7
                                                                           -------          ------
                 Total gross deferred tax assets                             520.3           448.5
                 Less valuation allowance                                     (7.0)           (7.0)
                                                                           -------          ------
                 Net deferred tax assets                                     513.3           441.5
                                                                           -------          ------

             Deferred tax liabilities:
               Deferred policy acquisition costs                             480.5           399.3
               Fixed maturity securities                                     193.3           133.2
               Deferred tax on realized investment gains                      40.1            37.6
               Equity securities and other long-term investments               7.5             8.2
               Other                                                          22.2            25.4
                                                                           -------          ------
                 Total gross deferred tax liabilities                        743.6           603.7
                                                                           -------          ------
                 Net deferred tax liability                                 $230.3          $162.2
                                                                           =======          ======

         In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of the total gross deferred tax assets will not be realized. Nearly all future deductible amounts can be offset by future taxable amounts or recovery of federal income tax paid within the statutory carryback period. There has been no change in the valuation allowance for the years ended December 31, 1997, 1996 and 1995.

         Federal income tax expense attributable to income from continuing operations for the years ended December 31 was as follows:

           (in millions of dollars)                                   1997            1996            1995
                                                                   ---------       ---------       ---------
           Currently payable                                         $121.7          $116.5           $88.7
           Deferred tax expense (benefit)                              28.5            (5.6)           11.1
                                                                     ------          ------          ------
                                                                     $150.2          $110.9           $99.8
                                                                     ======          ======          ======

         Total federal income tax expense for the years ended December 31, 1997, 1996 and 1995 differs from the amount computed by applying the U.S. federal income tax rate to income before tax as follows:

                                                           1997                     1996                     1995
                                                   ----------------------   ----------------------   ----------------------
         (in millions of dollars)                     Amount        %          Amount        %          Amount        %
                                                   ----------------------   ------------- --------   ------------- --------
         Computed (expected) tax expense               $150.5      35.0         $110.4      35.0         $100.6      35.0
         Tax exempt interest and dividends
           received deduction                             -         0.0           (0.2)     (0.1)           -         0.0
         Other, net                                      (0.3)     (0.1)           0.7       0.3           (0.8)     (0.3)
                                                       ------      ----         ------      ----         ------      ----
             Total (effective rate of each year)       $150.2      34.9         $110.9      35.2         $ 99.8      34.7
                                                       ======      ====         ======      ====         ======      ====

         Total federal income tax paid was $91.8 million, $115.8 million and $51.8 million during the years ended December 31, 1997, 1996 and 1995, respectively.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


(6)      FAIR VALUE OF FINANCIAL INSTRUMENTS

         The following disclosures summarize the carrying amount and estimated fair value of the Company's financial instruments. Certain assets and liabilities are specifically excluded from the disclosure requirements of financial instruments. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

         The fair value of a financial instrument is defined as the amount at which the financial instrument could be exchanged in a current transaction between willing parties. In cases where quoted market prices are not available, fair value is to be based on estimates using present value or other valuation techniques. Many of the Company's assets and liabilities subject to the disclosure requirements are not actively traded, requiring fair values to be estimated by management using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments.

         Although insurance contracts, other than policies such as annuities that are classified as investment contracts, are specifically exempted from the disclosure requirements, estimated fair value of policy reserves on life insurance contracts is provided to make the fair value disclosures more meaningful.

         The tax ramifications of the related unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

         The following methods and assumptions were used by the Company in estimating its fair value disclosures:

              FIXED MATURITY AND EQUITY SECURITIES: The fair value for fixed maturity securities is based on quoted market prices, where available. For fixed maturity securities not actively traded, fair value is estimated using values obtained from independent pricing services or, in the case of private placements, is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.

              MORTGAGE LOANS ON REAL ESTATE, NET: The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair value for mortgage loans in default is the estimated fair value of the underlying collateral.

              POLICY LOANS, SHORT-TERM INVESTMENTS AND CASH: The carrying amount reported in the consolidated balance sheets for these instruments approximates their fair value.

              SEPARATE ACCOUNT ASSETS AND LIABILITIES: The fair value of assets held in Separate Accounts is based on quoted market prices. The fair value of liabilities related to Separate Accounts is the amount payable on demand, which includes certain surrender charges.

              INVESTMENT CONTRACTS: The fair value for the Company's liabilities under investment type contracts is disclosed using two methods. For investment contracts without defined maturities, fair value is the amount payable on demand. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


              POLICY RESERVES ON LIFE INSURANCE CONTRACTS: Included are disclosures for individual life insurance, universal life insurance and supplementary contracts with life contingencies for which the estimated fair value is the amount payable on demand. Also included are disclosures for the Company's limited payment policies, which the Company has used discounted cash flow analyses similar to those used for investment contracts with known maturities to estimate fair value.

              COMMITMENTS TO EXTEND CREDIT: Commitments to extend credit have nominal fair value because of the short-term nature of such commitments. See note 13.

           Carrying amount and estimated fair value of financial instruments subject to disclosure requirements and policy reserves on life insurance contracts were as follows as of December 31:


                                                                         1997                              1996
                                                             ------------------------------   -------------------------------
                                                                Carrying      Estimated          Carrying       Estimated
               (in millions of dollars)                          amount       fair value          amount        fair value
                                                             ------------------------------   --------------- ---------------

               Assets:
                 Investments:
                   Securities available-for-sale:
                     Fixed maturity securities                  $13,204.1      $13,204.1         $12,304.6       $12,304.6
                     Equity securities                               80.4           80.4              59.1            59.1
                   Mortgage loans on real estate, net             5,181.6        5,509.7           5,272.1         5,397.9
                   Policy loans                                     415.3          415.3             371.8           371.8
                   Short-term investments                           358.4          358.4               4.8             4.8
                 Cash                                               175.6          175.6              43.8            43.8
                 Assets held in Separate Accounts                37,724.4       37,724.4          26,926.7        26,926.7

               Liabilities:
                 Investment contracts                            14,708.2       14,322.1          13,914.4        13,484.5
                 Policy reserves on life insurance contracts      3,345.4        3,182.4           3,392.8         3,197.5
                 Liabilities related to Separate Accounts        37,724.4       36,747.0          26,926.7        26,164.2




(7)      RISK DISCLOSURES

         The following is a description of the most significant risks facing life insurers and how the Company mitigates those risks:

         LEGAL/REGULATORY RISK: The risk that changes in the legal or regulatory environment in which an insurer operates will result in increased competition, reduce demand for a company's products, or create additional expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by offering a wide range of products and by operating throughout the United States, thus reducing its exposure to any single product or jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

         CREDIT RISK: The risk that issuers of securities owned by the Company or mortgagors on mortgage loans on real estate owned by the Company will default or that other parties, including reinsurers, which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining reinsurance and credit and collection policies and by providing for any amounts deemed uncollectible.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         INTEREST RATE RISK: The risk that interest rates will change and cause a decrease in the value of an insurer's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for non-conformance with certain policy provisions, by offering products that transfer this risk to the purchaser, and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

         FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK: The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business through management of its investment portfolio. These financial instruments include commitments to extend credit in the form of loans. These instruments involve, to varying degrees, elements of credit risk in excess of amounts recognized on the consolidated balance sheets.

         Commitments to fund fixed rate mortgage loans on real estate are agreements to lend to a borrower, and are subject to conditions established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a deposit. Commitments extended by the Company are based on management's case-by-case credit evaluation of the borrower and the borrower's loan collateral. The underlying mortgage property represents the collateral if the commitment is funded. The Company's policy for new mortgage loans on real estate is to lend no more than 75% of collateral value. Should the commitment be funded, the Company's exposure to credit loss in the event of nonperformance by the borrower is represented by the contractual amounts of these commitments less the net realizable value of the collateral. The contractual amounts also represent the cash requirements for all unfunded commitments. Commitments on mortgage loans on real estate of $341.4 million extending into 1998 were outstanding as of December 31, 1997. The Company also had $63.9 million of commitments to purchase fixed maturity securities outstanding as of December 31, 1997.

         SIGNIFICANT CONCENTRATIONS OF CREDIT RISK: The Company grants mainly commercial mortgage loans on real estate to customers throughout the United States. The Company has a diversified portfolio with no more than 20% (21% in 1996) in any geographic area and no more than 2% (2% in 1996) with any one borrower as of December 31, 1997. As of December 31, 1997, 46% (44% in 1996) of the remaining principal balance of the Company's commercial mortgage loan portfolio financed retail properties.

         The Company had a significant reinsurance recoverable balance from one reinsurer as of December 31, 1997 and 1996. See note 4.

(8)      PENSION PLAN

         The Company is a participant, together with other affiliated companies, in a pension plan covering all employees who have completed at least one year of service. Benefits are based upon the highest average annual salary of a specified number of consecutive years of the last ten years of service. The Company funds pension costs accrued for direct employees plus an allocation of pension costs accrued for employees of affiliates whose work efforts benefit the Company.

         Effective January 1, 1995, the plan was amended to provide enhanced benefits for participants who met certain eligibility requirements and elected early retirement no later than March 15, 1995. The entire cost of the enhanced benefit was borne by NMIC and certain of its property and casualty insurance company affiliates.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         Effective December 31, 1995, the Nationwide Insurance Companies and Affiliates Retirement Plan was merged with the Farmland Mutual Insurance Company Employees' Retirement Plan and the Wausau Insurance Companies Pension Plan to form the Nationwide Insurance Enterprise Retirement Plan (the Retirement Plan). Immediately prior to the merger, the plans were amended to provide consistent benefits for service after January 1, 1996. These amendments had no significant impact on the accumulated benefit obligation or projected benefit obligation as of December 31, 1995.

         Pension costs charged to operations by the Company during the years ended December 31, 1997, 1996 and 1995 were $7.5 million, $7.4 million and $10.5 million, respectively.

         The Company had no net accrued pension expense as of December 31, 1997 ($1.1 million as of December 31, 1996).

         The net periodic pension cost for the Retirement Plan as a whole for the years ended December 31, 1997 and 1996 and for the Nationwide Insurance Companies and Affiliates Retirement Plan as a whole for the year ended December 31, 1995 follows:

              (in millions of dollars)                                   1997             1996              1995
                                                                     -----------      -----------       -----------

              Service cost (benefits earned during the period)        $   77.3         $   75.5          $   64.5
              Interest cost on projected benefit obligation              118.6            105.5              95.3
              Actual return on plan assets                              (328.0)          (210.6)           (249.3)
              Net amortization and deferral                              196.4            101.8             143.4
                                                                      --------         --------          --------
                                                                      $   64.3         $   72.2          $   53.9
                                                                      ========         ========          ========

         Basis for measurements, net periodic pension cost:


                                                                        1997             1996              1995
                                                                    -----------      -----------       -----------

              Weighted average discount rate                           6.50%            6.00%             7.50%
              Rate of increase in future compensation levels           4.75%            4.25%             6.25%
              Expected long-term rate of return on plan assets         7.25%            6.75%             8.75%

         Information regarding the funded status of the Retirement Plan as a whole as of December 31, 1997 and 1996 follows:

              (in millions of dollars)                                           1997              1996
                                                                             -----------       -----------
              Accumulated benefit obligation:
                Vested                                                         $1,547.5          $1,338.6
                Nonvested                                                          13.5              11.1
                                                                               --------         ---------
                                                                               $1,561.0          $1,349.7
                                                                               ========         =========

              Net accrued pension expense:
                Projected benefit obligation for services rendered to date     $2,033.8          $1,847.8
                Plan assets at fair value                                       2,212.9           1,947.9
                                                                              ---------         ---------
                  Plan assets in excess of projected benefit obligation           179.1             100.1
                Unrecognized prior service cost                                    34.7              37.9
                Unrecognized net gains                                           (330.7)           (202.0)
                Unrecognized net asset at transition                               33.3              37.2
                                                                              ---------         ---------
                                                                              $   (83.6)        $   (26.8)
                                                                              =========         =========

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         Basis for measurements, funded status of plan:

                                                                                1997              1996
                                                                             -----------       -----------

              Weighted average discount rate                                   6.00%             6.50%
              Rate of increase in future compensation levels                   4.25%             4.75%

         Assets of the Retirement Plan are invested in group annuity contracts of NLIC and Employers Life Insurance Company of Wausau (ELICW).

(9)      POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

         In addition to the defined benefit pension plan, the Company, together with other affiliated companies, participates in life and health care defined benefit plans for qualifying retirees. Postretirement life and health care benefits are contributory and generally available to full time employees who have attained age 55 and have accumulated 15 years of service with the Company after reaching age 40. Postretirement health care benefit contributions are adjusted annually and contain cost-sharing features such as deductibles and coinsurance. In addition, there are caps on the Company's portion of the per-participant cost of the postretirement health care benefits. These caps can increase annually, but not more than three percent. The Company's policy is to fund the cost of health care benefits in amounts determined at the discretion of management. Plan assets are invested primarily in group annuity contracts of NLIC.

         The Company elected to immediately recognize its estimated accumulated postretirement benefit obligation (APBO), however, certain affiliated companies elected to amortize their initial transition obligation over periods ranging from 10 to 20 years.

         The Company's accrued postretirement benefit expense as of December 31, 1997 and 1996 was $36.5 million and $34.9 million, respectively, and the net periodic postretirement benefit cost (NPPBC) for 1997, 1996 and 1995 was $3.0 million, $3.3 million and $3.1 million, respectively.

         Information regarding the funded status of the plan as a whole as of December 31, 1997 and 1996 follows:


             (in millions of dollars)                                                         1997             1996
                                                                                          -----------       -----------
             Accrued postretirement benefit expense:
               Retirees                                                                    $   93.3          $   93.0
               Fully eligible, active plan participants                                        31.6              23.7
               Other active plan participants                                                 113.0              84.0
                                                                                           --------          --------
                 Accumulated postretirement benefit obligation                                237.9             200.7
               Plan assets at fair value                                                       69.2              63.0
                                                                                           --------          --------
                 Plan assets less than accumulated postretirement benefit obligation         (168.7)           (137.7)
               Unrecognized transition obligation of affiliates                                 1.5               1.7
               Unrecognized net losses (gains)                                                  1.6             (23.2)
                                                                                           --------          --------
                                                                                            $(165.6)          $(159.2)
                                                                                           ========          ========

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         The amount of NPPBC for the plan as a whole for the years ended December 31, 1997, 1996 and 1995 was as follows:

             (in millions of dollars)                            1997          1996          1995
                                                              -----------   ------------  ------------
             Service cost (benefits attributed to employee
               service during the year)                          $  7.0        $  6.5        $  6.2
             Interest cost on accumulated postretirement
               benefit obligation                                  14.0          13.7          14.2
             Actual return on plan assets                          (3.6)         (4.3)         (2.7)
             Amortization of unrecognized transition
               obligation of affiliates                             0.2           0.2           3.0
             Net amortization and deferral                         (0.5)          1.8          (1.6)
                                                                -------        ------        ------
                                                                  $17.1         $17.9         $19.1
                                                                =======        ======        ======

         Actuarial assumptions used for the measurement of the APBO and the NPPBC for 1997, 1996 and 1995 were as follows:

                                                                 1997          1996          1995
                                                              -----------   -----------   -----------
             APBO:
               Discount rate                                  6.70%         7.25%         6.75%
               Assumed health care cost trend rate:
                 Initial rate                                12.13%        11.00%        11.00%
                 Ultimate rate                                6.12%         6.00%         6.00%
                 Uniform declining period                   12 Years      12 Years      12 Years

             NPPBC:
               Discount rate                                  7.25%         6.65%         8.00%
               Long term rate of return on plan
                 assets, net of tax                           5.89%         4.80%         8.00%
               Assumed health care cost trend rate:
                 Initial rate                                11.00%        11.00%        10.00%
                 Ultimate rate                                6.00%         6.00%         6.00%
                 Uniform declining period                    12 Years      12 Years      12 Years

         For the plan as a whole, a one percentage point increase in the assumed health care cost trend rate would increase the APBO as of December 31, 1997 by $0.4 million and have no impact on the NPPBC for the year ended December 31, 1997.

(10) SHAREHOLDER'S EQUITY, REGULATORY RISK-BASED CAPITAL, RETAINED EARNINGS AND DIVIDEND RESTRICTIONS

         Ohio, NLIC's and NLAIC's state of domicile, imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of the company's regulatory total adjusted capital, as defined by the NAIC, to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. NLIC and NLAIC each exceed the minimum risk-based capital requirements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         The statutory capital and surplus of NLIC as of December 31, 1997, 1996 and 1995 was $1.13 billion, $1.00 billion and $1.36 billion, respectively. The statutory net income of NLIC for the years ended December 31, 1997, 1996 and 1995 was $111.7 million, $73.2 million and $86.5 million, respectively.

         As a result of the $850.0 million dividend paid on February 24, 1997, any dividend paid by NLIC during the twelve-month period immediately following the $850.0 million dividend would be an extraordinary dividend under Ohio insurance laws. Accordingly, no such dividend could be paid without prior regulatory approval. The Company has no reason to believe that any reasonably foreseeable dividend to be paid by NLIC would not receive the required approval.

         In addition, the payment of dividends by NLIC may also be subject to restrictions set forth in the insurance laws of New York that limit the amount of statutory profits on NLIC's participating policies (measured before dividends to policyholders) that can inure to the benefit of the Company and its shareholder.

         The Company currently does not expect such regulatory requirements to impair its ability to pay operating expenses and shareholder dividends in the future.

(11)     TRANSACTIONS WITH AFFILIATES

         As part of the restructuring described in note 1, NLIC paid a dividend valued at $485.7 million to Nationwide Corp. on January 1, 1997 consisting of the outstanding shares of common stock of ELICW, National Casualty Company (NCC) and West Coast Life Insurance Company (WCLIC). Also, on February 24, 1997, NLIC paid a dividend to NFS, and NFS paid an equivalent dividend to Nationwide Corp., consisting of securities having an aggregate fair value of $850.0 million. The Company recognized a gain of $14.4 million on the transfer of securities.

         The Company leases office space from NMIC and certain of its subsidiaries. For the years ended December 31, 1997, 1996 and 1995, the Company made lease payments to NMIC and its subsidiaries of $8.4 million, $9.1 million and $9.0 million, respectively.

         Pursuant to a cost sharing agreement among NMIC and certain of its direct and indirect subsidiaries, including the Company, NMIC provides certain operational and administrative services, such as sales support, advertising, personnel and general management services, to those subsidiaries. Expenses covered by this agreement are subject to allocation among NMIC, the Company and other affiliates. Amounts allocated to the Company were $85.8 million, $101.6 million and $107.1 million in 1997, 1996 and 1995, respectively. The allocations are based on techniques and procedures in accordance with insurance regulatory guidelines. Measures used to allocate expenses among companies include individual employee estimates of time spent, special cost studies, salary expense, commissions expense and other methods agreed to by the participating companies that are within industry guidelines and practices. The Company believes these allocation methods are reasonable. In addition, the Company does not believe that expenses recognized under the inter-company agreements are materially different than expenses that would have been recognized had the Company operated on a stand alone basis. Amounts payable to NMIC from the Company under the cost sharing agreement were $20.5 million and $15.1 million as of December 31, 1997 and 1996, respectively.

         The Company also participates in intercompany repurchase agreements with affiliates whereby the seller will transfer securities to the buyer at a stated value. Upon demand or a stated period, the securities will be repurchased by the seller at the original sales price plus a price differential. Transactions under the agreements during 1997 and 1996 were not material. The Company believes that the terms of the repurchase agreements are materially consistent with what the Company could have obtained with unaffiliated parties.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         Intercompany reinsurance agreements exist between NLIC and, respectively, NMIC and ELICW whereby all of NLIC's accident and health and group life insurance business is ceded on a modified coinsurance basis. NLIC entered into the reinsurance agreements during 1996 because the accident and health and group life insurance business was unrelated to the Company's long-term savings and retirement products. Accordingly, the accident and health and group life insurance business has been accounted for as discontinued operations for all periods presented. Under modified coinsurance agreements, invested assets are retained by the ceding company and investment earnings are paid to the reinsurer. Under the terms of the Company's agreements, the investment risk associated with changes in interest rates is borne by ELICW or NMIC, as the case may be. Risk of asset default is retained by the Company, although a fee is paid by ELICW or NMIC, as the case may be, to the Company for the Company's retention of such risk. The agreements will remain in force until all policy obligations are settled. However, with respect to the agreement between NLIC and NMIC, either party may terminate the contract on January 1 of any year with prior notice. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. The Company believes that the terms of the modified coinsurance agreements are consistent in all material respects with what the Company could have obtained with unaffiliated parties. Amounts ceded to NMIC and ELICW for the years ended December 31, 1997 and 1996 were:


                                                                   1997                          1996
                                                        ----------------------------  ----------------------------
             (in millions of dollars)                       NMIC          ELICW           NMIC          ELICW
                                                        -------------- -------------  ----------------------------
             Premiums                                       $ 91.4         $199.8         $ 97.3        $224.2
             Net investment income and other revenue        $ 10.7         $ 13.4         $ 10.9        $ 14.8
             Benefits, claims and other expenses            $100.7         $225.9         $100.5        $246.6


         The Company and various affiliates entered into agreements with Nationwide Cash Management Company (NCMC), an affiliate, under which NCMC acts as a common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants. Amounts on deposit with NCMC were $211.0 million and $4.8 million as of December 31, 1997 and 1996, respectively, and are included in short-term investments on the accompanying consolidated balance sheets.

         On March 1, 1995, Nationwide Corp. contributed all of the outstanding shares of common stock of Farmland Life Insurance Company (Farmland) to NLIC. Farmland merged into WCLIC effective June 30, 1995. The contribution resulted in a direct increase to consolidated shareholder's equity of $46.9 million. As discussed in note 15, WCLIC is accounted for as discontinued operations.

         Certain annuity products are sold through three affiliated companies, which are also subsidiaries of NFS. Total commissions and fees paid to these affiliates for the three years ended December 31, 1997 were $66.1 million, $76.9 million and $57.3 million, respectively.

(12)     BANK LINES OF CREDIT

         In August 1996, NLIC, along with NMIC, entered into a $600.0 million revolving credit facility which provides for a $600.0 million loan over a five year term on a fully revolving basis with a group of national financial institutions. The credit facility provides for several and not joint liability with respect to any amount drawn by either NLIC or NMIC. NLIC and NMIC pay facility and usage fees to the financial institutions to maintain the revolving credit facility. All previously existing line of credit agreements were canceled. In September 1997, the credit agreement was amended to include NFS as a party to and borrower under the agreement.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


(13)     CONTINGENCIES

         The Company is a defendant in various lawsuits. In the opinion of management, the effects, if any, of such lawsuits are not expected to be material to the Company's financial position or results of operations.

(14)     SEGMENT INFORMATION

         The Company has three product segments: Variable Annuities, Fixed Annuities and Life Insurance. The Variable Annuities segment consists of annuity contracts that provide the customer with the opportunity to invest in mutual funds managed by the Company and independent investment managers, with the investment returns accumulating on a tax-deferred basis. The Fixed Annuities segment consists of annuity contracts that generate a return for the customer at a specified interest rate, fixed for a prescribed period, with returns accumulating on a tax-deferred basis. The Fixed Annuities segment also includes the fixed option under the Company's variable annuity contracts. The Life Insurance segment consists of insurance products that provide a death benefit and may also allow the customer to build cash value on a tax-deferred basis. In addition, the Company reports corporate expenses and investments, and the related investment income supporting capital not specifically allocated to its product segments in a Corporate and Other segment. In addition, all realized gains and losses and investment management fees and other revenue earned from mutual funds, other than the portion allocated to the variable annuities and life insurance segments, are reported in the Corporate and Other segment.

         The following table summarizes revenues and income from continuing operations before federal income tax expense for the years ended December 31, 1997, 1996 and 1995 and assets as of December 31, 1997, 1996 and 1995, by segment.

              (in millions of dollars)                                         1997               1996             1995
                                                                           -------------      ------------     ------------
              Revenues:
                  Variable Annuities                                         $    404.0        $    284.6       $    189.1
                  Fixed Annuities                                               1,141.4           1,092.6          1,052.0
                  Life Insurance                                                  473.1             435.6            409.1
                  Corporate and Other                                             198.9             180.1            148.5
                                                                            -----------        ----------       ----------
                                                                             $  2,217.4        $  1,992.9       $  1,798.7
                                                                            ===========        ==========       ==========

              Income from continuing operations before federal income tax expense:
                  Variable Annuities                                         $    150.9        $     90.3       $     50.8
                  Fixed Annuities                                                 169.5             135.4            137.0
                  Life Insurance                                                   70.9              67.2             67.6
                  Corporate and Other                                              38.6              22.6             32.2
                                                                            -----------        ----------       ----------
                                                                             $    429.9        $    315.5       $    287.6
                                                                            ===========        ==========       ==========

              Assets:
                  Variable Annuities                                         $ 35,278.7        $ 25,069.7       $ 17,333.0
                  Fixed Annuities                                              14,436.3          13,994.7         13,250.4
                  Life Insurance                                                3,901.4           3,353.3          3,027.4
                  Corporate and Other                                           6,174.3           5,348.6          4,896.8
                                                                            -----------        ----------       ----------
                                                                             $ 59,790.7        $ 47,766.3       $ 38,507.6
                                                                            ===========        ==========       ==========

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


(15)     DISCONTINUED OPERATIONS

         As discussed in note 1, NFS is a holding company for NLIC and certain other companies within the Nationwide Insurance Enterprise that offer or distribute long-term savings and retirement products. Prior to the contribution by Nationwide Corp. of the outstanding common stock of NLIC to NFS, NLIC effected certain transactions with respect to certain subsidiaries and lines of business that were unrelated to long-term savings and retirement products.

         On September 24, 1996, NLIC's Board of Directors declared a dividend payable to Nationwide Corp. on January 1, 1997 consisting of the outstanding shares of common stock of three subsidiaries: ELICW, NCC and WCLIC. ELICW writes group accident and health and group life insurance business and maintains it offices in Wausau, Wisconsin. NCC is a property and casualty company with offices in Scottsdale, Arizona that serves as a fronting company for a property and casualty subsidiary of NMIC. WCLIC writes high dollar term life insurance policies and is located in San Francisco, California. ELICW, NCC and WCLIC have been accounted for as discontinued operations in the accompanying consolidated financial statements through December 31, 1996. The Company did not recognize any gain or loss on the disposal of these subsidiaries.

         Also, during 1996, NLIC entered into two reinsurance agreements whereby all of NLIC's accident and health and group life insurance business was ceded to ELICW and NMIC, effective January 1, 1996. See note 11 for a complete discussion of the reinsurance agreements. The Company has discontinued its accident and health and group life insurance business and in connection therewith has entered into reinsurance agreements to cede all existing and any future writings to other affiliated companies. NLIC's accident and health and group life insurance business is accounted for as discontinued operations for all periods presented. The Company did not recognize any gain or loss on the disposal of the accident and health and group life insurance business. The assets, liabilities, results of operations and activities of discontinued operations are distinguished physically, operationally and for financial reporting purposes from the remaining assets, liabilities, results of operations and activities of the Company.

         A summary of the results of operations of discontinued operations for the years ended December 31, 1997, 1996 and 1995 is as follows:


             (in millions of dollars)                                               1997           1996          1995
                                                                                -------------- ------------- ------------

             Revenues                                                             $    -         $   668.9     $   776.9
             Net income                                                           $    -         $    11.3     $    24.7

         A summary of the assets and liabilities of discontinued operations as of December 31, 1997, 1996 and 1995 is as follows:

             (in millions of dollars)                                               1997           1996          1995
                                                                                -------------- ------------- -------------

             Assets, consisting primarily of investments                            $247.3        $3,288.5      $3,206.7
             Liabilities, consisting primarily of policy benefits and claims        $247.3        $2,802.8      $2,700.0

                           PART II - OTHER INFORMATION

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement to Form S-6 Registration Statement comprises the following papers and documents:

The facing sheet.

Cross-reference to items required by Form N-8B-2.


The prospectus consisting of 89 pages.


Representations and Undertakings.

The Signatures.

Accountants' Consent

The following exhibits required by Forms N-8B-2 and S-6:

1.     Power of Attorney dated April 1, 1998                  Attached hereto.

2.     Resolution of the Depositor's Board of Directors       Filed previously in connection with Securities and Exchange
       authorizing the establishment of the Registrant,       Commission File No. 333-31725 and is hereby incorporated by adopted reference.

                                                              Filed  previously in connection with Securities and Exchange
3.     Distribution Contracts                                 Commission File No. 333-27133 and is hereby incorporated
                                                              herein by reference.

                                                              Filed  previously in connection with Securities and Exchange
4.     Form of Security                                       Commission File No.  333-31725 and is hereby  incorporated by reference.

                                                              Filed  previously in connection with Securities and Exchange
5.     Articles of Incorporation of Depositor                 Commission File No. 333-27133 and is hereby incorporated herein by reference.

6.     Application form of Security                           Filed  previously in connection with Securities and Exchange
                                                              Commission File No.  333-31725 and is hereby  incorporated by reference.

7.     Opinion of Counsel                                     Filed  previously in connection with Securities and Exchange
                                                              Commission File No.  333-31725 and is hereby  incorporated by reference.



REPRESENTATIONS AND UNDERTAKINGS

The Registrant and the Company hereby make the following representations and undertakings:

(a) This filing is made pursuant to Rules 6c-3 and 6e-3(T) under the Investment Company Act of 1940 (the "Act"). The Registrant and the Company elect to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Act with respect to the Policies described in the prospectus. The Policies have been designed in such a way as to qualify for the exemptive relief from various provisions of the Act afforded by Rule 6e-3(T).

(b) Paragraph (b) (13) (iii) (F) of Rule 6e-3(T) is being relied on for the deduction of the mortality and expense risk charges ("risk charges") assumed by the Company under the policies. The Company represents that the risk charges are within the range of industry practice for comparable policies and reasonable in relation to all of the risks assumed by the issuer under the policies. Actuarial memoranda demonstrating the reasonableness of these charges are maintained by the Company, and will be made available to the Securities and Exchange Commission (the "Commission") on request.

(c) The Company has concluded that there is a reasonable likelihood that the distribution financing arrangement of the separate account will benefit the separate account and the contractholders and will keep and make available to the Commission on request a memorandum setting forth the basis for this representation.

(d) The Company represents that the separate account will invest only in management investment companies which have undertaken to have a board of directors, a majority of whom are not interested persons of the Company, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

(e) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the Registrant hereby undertakes to file with the Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

(f) The fees and charges deducted under the policy in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                          INDEPENDENT AUDITORS' CONSENT




The Board of Directors of Nationwide Life Insurance Company:






We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.




                                         KPMG Peat Marwick LLP


Columbus, Ohio

April 24, 1998

                                   SIGNATURES

As required by the Securities Act of 1933, the Registrant, Nationwide VLI Separate Account-4, has caused this Post-Effective Amendment No. 2 to be signed on its behalf in the City of Columbus, and the State of Ohio, on this 24th day of April, 1998.

                                             NATIONWIDE VLI SEPARATE ACCOUNT-4
                                             ----------------------------------
                                                        (Registrant)
(Seal)                                       NATIONWIDE LIFE INSURANCE COMPANY
Attest:                                      ----------------------------------
                                                   (Depositor)

by  /s/ W. SIDNEY DRUEN                   By:       /s/ JOSEPH P. RATH
-----------------------------                ----------------------------------
W. Sidney Druen                                Joseph P. Rath -
Assistant Secretary                            Vice President - Product and
                                               Market Compliance


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 24th day of April, 1998.

              SIGNATURE                                               TITLE

LEWIS J. ALPHIN                                                    Director
-------------------------------------------------
Lewis J. Alphin

A. I. BELL                                                         Director
-------------------------------------------------
A. I. Bell

KEITH W. ECKEL                                                     Director
-------------------------------------------------
Keith W. Eckel

WILLARD J. ENGEL                                                   Director
-------------------------------------------------
Willard J. Engel

FRED C. FINNEY                                                     Director
-------------------------------------------------
Fred C. Finney

CHARLES L. FUELLGRAF, JR.                                          Director
-------------------------------------------------
Charles L. Fuellgraf, Jr.

JOSEPH J. GASPER                                                 President and Chief
-------------------------------------------------          Operating Office and Director
Joseph J. Gasper

DIMON R. McFERSON                                        Chairman and Chief Executive Officer
-------------------------------------------------     Nationwide Insurance Enterprise and Director
Dimon R. McFerson

DAVID O. MILLER                                       Chairman of the Board and Director
-------------------------------------------------
David O. Miller

YVONNE L. MONTGOMERY                                               Director
-------------------------------------------------
Yvonne L. Montgomery

C. RAY NOECKER                                                     Director
-------------------------------------------------
C. Ray Noecker

ROBERT A. OAKLEY                                           Executive Vice President-
-------------------------------------------------
Robert A. Oakley                                            Chief Financial Officer

JAMES F. PATTERSON                                                 Director                      By/s/JOSEPH P. RATH
-------------------------------------------------                                       ----------------------------
James F. Patterson                                                                                 Joseph P. Rath

ARDEN L. SHISLER                                                  Director                        Attorney-in-Fact
-------------------------------------------------
Arden L. Shisler

ROBERT L. STEWART                                                  Director
-------------------------------------------------
Robert L. Stewart

NANCY C. THOMAS                                                    Director
-------------------------------------------------
Nancy C. Thomas

HAROLD W. WEIHL                                                    Director
-------------------------------------------------
Harold W. Weihl